QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.31

      FORM OF INTERCREDITOR AGREEMENT

by and among

JPMORGAN CHASE BANK, N.A., as Senior Lender

and

JPMORGAN CHASE BANK, N.A., as First Mezzanine Lender

and

JPMORGAN CHASE BANK, N.A., as Second Mezzanine Lender

and

JPMORGAN CHASE BANK, N.A., as Third Mezzanine Lender

and

JPMORGAN CHASE BANK, N.A., as Fourth Mezzanine Lender

and

JPMORGAN CHASE BANK, N.A., as Fifth Mezzanine Lender

and

JPMORGAN CHASE BANK, N.A., as Sixth Mezzanine Lender

and

JPMORGAN CHASE BANK, N.A., as Seventh Mezzanine Lender

Dated as of December 21, 2007

FORM OF INTERCREDITOR AGREEMENT

        THIS INTERCREDITOR AGREEMENT (this "Agreement"), dated as of December 21, 2007, by and among JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, "Senior Lender"), as collateral agent for itself and the other Senior Noteholders (as defined below), JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, "First Mezzanine Lender"), as collateral agent for itself and the other First Mezzanine Noteholders (as defined below), JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, "Second Mezzanine Lender"), as collateral agent for itself and the other Second Mezzanine Noteholders (as defined below), JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, "Third Mezzanine Lender"), as collateral agent for itself and the other Third Mezzanine Noteholders (as defined below), JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, "Fourth Mezzanine Lender"), as collateral agent for itself and the other Fourth Mezzanine Noteholders (as defined below), JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, "Fifth Mezzanine Lender"), as collateral agent for itself and the other Fifth Mezzanine Noteholders (as defined below), JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, "Sixth Mezzanine Lender"), as collateral agent for itself and the other Sixth Mezzanine Noteholders (as defined below), and JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America (together with its successors and assigns, "Seventh Mezzanine Lender"), as collateral agent for itself and the other Seventh Mezzanine Noteholders (as defined below). First Mezzanine Lender, Second Mezzanine Lender, Third Mezzanine Lender, Fourth Mezzanine Lender, Fifth Mezzanine Lender, Sixth Mezzanine Lender and Seventh Mezzanine Lender are each a "Junior Lender" and, collectively, "Junior Lenders".

RECITALS

        WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement, dated as of the date hereof by and between Senior Borrower (as defined below) and Senior Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Senior Loan Agreement"), Senior Lender has made a loan to Senior Borrower in the original principal amount of Three Billion and No/100 Dollars ($3,000,000,000.00) (the "Senior Loan"), which Senior Loan is evidenced by that certain Promissory Note, dated as of the date hereof, given by Senior Borrower to JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, Column Financial, Inc., a Delaware corporation, and Bank of America, N.A., a banking association chartered under the laws of the United States of America (collectively, the "Senior Noteholders"), in the stated principal amount of Three Billion and No/100 Dollars ($3,000,000,000.00) (as the same may be consolidated, extended, severed, split, amended, replaced, restated, supplemented or otherwise modified from time to time, the "Senior Note"), and secured by, among other things, the Mortgages (as defined below), which Mortgages encumber the real property and all improvements thereon and appurtenances thereto described therein (collectively, the "Premises") (the Mortgages, and together with the Senior Loan Agreement, the Senior Note and the other agreements, instruments and documents set forth on Exhibit A hereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, collectively, the "Senior Loan Documents");

        WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement (First Mezzanine Loan), dated as of the date hereof by and between First Mezzanine Borrower (as defined below) and First Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "First Mezzanine Loan Agreement"), First Mezzanine Lender has made a loan to First Mezzanine Borrower in the original principal amount of One Hundred Million and No/100 Dollars ($100,000,000.00) (the "First Mezzanine Loan"), which First Mezzanine Loan is evidenced by that certain Promissory Note (First Mezzanine Loan), dated as of the date hereof, given by First Mezzanine Borrower to JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, Column Financial, Inc., a Delaware corporation, and Bank of America, N.A., a banking association chartered under the laws of the United States of America (collectively, the "First Mezzanine Noteholders"), in the stated principal amount of One Hundred Million and No/100 Dollars ($100,000,000.00) (as the same may be consolidated, extended, severed, split, amended, replaced, restated, supplemented or otherwise modified from time to time, the "First Mezzanine Note"), and secured by, among other things, certain Pledge and Security Agreement (First Mezzanine Loan), dated as of the date hereof, from First Mezzanine Borrower in favor of First Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "First Mezzanine Pledge Agreement"), pursuant to which First Mezzanine Lender is granted a first priority security interest in the Pledged Collateral (as defined in and more fully described therein). The First Mezzanine Pledge Agreement, together with the First Mezzanine Loan Agreement, the First Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit B attached hereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are herein collectively referred to as the "First Mezzanine Loan Documents";

        WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement (Second Mezzanine Loan), dated as of the date hereof, by and between Second Mezzanine Borrower (as defined below) and Second Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Second Mezzanine Loan Agreement"), Second Mezzanine Lender has made a loan to Second Mezzanine Borrower in the original principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (the "Second Mezzanine Loan"), which Second Mezzanine Loan is evidenced by that certain Promissory Note (Second Mezzanine Loan), dated as of the date hereof, given by Second Mezzanine Borrower to JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, Column Financial, Inc., a Delaware corporation, and Bank of America, N.A., a banking association chartered under the laws of the United States of America (collectively, the "Second Mezzanine Noteholders"), in the stated principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (as the same may be consolidated, extended, severed, split, amended, replaced, restated, supplemented or otherwise modified from time to time, the "Second Mezzanine Note"), and secured by, among other things, certain Pledge and Security Agreement (Second Mezzanine Loan), dated as of the date hereof from Second Mezzanine Borrower in favor of Second Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Second Mezzanine Pledge Agreement"), pursuant to which Second Mezzanine Lender is granted a first priority security interest in the Pledged Collateral (as defined in and more fully described therein). The Second Mezzanine Pledge Agreement, together with the Second Mezzanine Loan Agreement, the Second Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit C attached hereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are herein collectively referred to as the "Second Mezzanine Loan Documents";

        WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement (Third Mezzanine Loan), dated as of the date hereof by and between Third Mezzanine Borrower (as defined below) and Third Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Third Mezzanine Loan Agreement"), Third Mezzanine Lender has made a loan to Third Mezzanine Borrower in the original principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (the "Third Mezzanine Loan"), which Third Mezzanine Loan is evidenced by that certain Promissory Note (Third

Mezzanine Loan), dated as of the date hereof, given by Third Mezzanine Borrower to JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, Column Financial, Inc., a Delaware corporation, and Bank of America, N.A., a banking association chartered under the laws of the United States of America (collectively, the "Third Mezzanine Noteholders"), in the stated principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (as the same may be consolidated, extended, severed, split, amended, replaced, restated, supplemented or otherwise modified from time to time, the "Third Mezzanine Note"), and secured by, among other things, certain Pledge and Security Agreement (Third Mezzanine Loan), dated as of the date hereof, from Third Mezzanine Borrower in favor of Third Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Third Mezzanine Pledge Agreement"), pursuant to which Third Mezzanine Lender is granted a first priority security interest in the Pledged Collateral (as defined in and more fully described therein). The Third Mezzanine Pledge Agreement, together with the Third Mezzanine Loan Agreement, the Third Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit D attached hereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are herein collectively referred to as the "Third Mezzanine Loan Documents";

        WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement (Fourth Mezzanine Loan), dated as of the date hereof, by and between Fourth Mezzanine Borrower (as defined below) and Fourth Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Fourth Mezzanine Loan Agreement"), Fourth Mezzanine Lender has made a loan to Fourth Mezzanine Borrower in the original principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (the "Fourth Mezzanine Loan"), which Fourth Mezzanine Loan is evidenced by that certain Promissory Note (Fourth Mezzanine Loan), dated as of the date hereof, given by Fourth Mezzanine Borrower to JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, Column Financial, Inc., a Delaware corporation, and Bank of America, N.A., a banking association chartered under the laws of the United States of America (collectively, the "Fourth Mezzanine Noteholders"), in the stated principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (as the same may be consolidated, extended, severed, split, amended, replaced, restated, supplemented or otherwise modified from time to time, the "Fourth Mezzanine Note"), and secured by, among other things, certain Pledge and Security Agreement (Fourth Mezzanine Loan), dated as of the date hereof, from Fourth Mezzanine Borrower in favor of Fourth Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Fourth Mezzanine Pledge Agreement"), pursuant to which Fourth Mezzanine Lender is granted a first priority security interest in the Pledged Collateral (as defined in and more fully described therein). The Fourth Mezzanine Pledge Agreement, together with the Fourth Mezzanine Loan Agreement, the Fourth Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit E attached hereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are herein collectively referred to as the "Fourth Mezzanine Loan Documents";

        WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement (Fifth Mezzanine Loan), dated as of the date hereof, by and between Fifth Mezzanine Borrower (as defined below) and Fifth Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Fifth Mezzanine Loan Agreement"), Fifth Mezzanine Lender has made a loan to Fifth Mezzanine Borrower in the original principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (the "Fifth Mezzanine Loan"), which Fifth Mezzanine Loan is evidenced by that certain Promissory Note (Fifth Mezzanine Loan), dated as of the date hereof, given by Fifth Mezzanine Borrower to JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, Column

Financial, Inc., a Delaware corporation, and Bank of America, N.A., a banking association chartered under the laws of the United States of America (collectively, the "Fifth Mezzanine Noteholders"), in the stated principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (as the same may be consolidated, extended, severed, split, amended, replaced, restated, supplemented or otherwise modified from time to time, the "Fifth Mezzanine Note"), and secured by, among other things, certain Pledge and Security Agreement (Fifth Mezzanine Loan), dated as of the date hereof, from Fifth Mezzanine Borrower in favor of Fifth Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Fifth Mezzanine Pledge Agreement"), pursuant to which Fifth Mezzanine Lender is granted a first priority security interest in the Pledged Collateral (as defined in and more fully described therein). The Fifth Mezzanine Pledge Agreement, together with the Fifth Mezzanine Loan Agreement, the Fifth Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit F attached hereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are herein collectively referred to as the "Fifth Mezzanine Loan Documents";

        WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement (Sixth Mezzanine Loan), dated as of the date hereof, by and between Sixth Mezzanine Borrower (as defined below) and Sixth Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Sixth Mezzanine Loan Agreement"), Sixth Mezzanine Lender has made a loan to Sixth Mezzanine Borrower in the original principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (the "Sixth Mezzanine Loan"), which Sixth Mezzanine Loan is evidenced by that certain Promissory Note (Sixth Mezzanine Loan), dated as of the date hereof, given by Sixth Mezzanine Borrower to JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, Column Financial, Inc., a Delaware corporation, and Bank of America, N.A., a banking association chartered under the laws of the United States of America (collectively, the "Sixth Mezzanine Noteholders"), in the stated principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (as the same may be consolidated, extended, severed, split, amended, replaced, restated, supplemented or otherwise modified from time to time, the "Sixth Mezzanine Note"), and secured by, among other things, certain Pledge and Security Agreement (Sixth Mezzanine Loan), dated as of the date hereof, from Sixth Mezzanine Borrower in favor of Sixth Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Sixth Mezzanine Pledge Agreement"), pursuant to which Sixth Mezzanine Lender is granted a first priority security interest in the Pledged Collateral (as defined in and more fully described therein). The Sixth Mezzanine Pledge Agreement, together with the Sixth Mezzanine Loan Agreement, the Sixth Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit G attached hereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are herein collectively referred to as the "Sixth Mezzanine Loan Documents";

        WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement (Seventh Mezzanine Loan), dated as of the date hereof, by and between Seventh Mezzanine Borrower (as defined below) and Seventh Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Seventh Mezzanine Loan Agreement"), Seventh Mezzanine Lender has made a loan to Seventh Mezzanine Borrower in the original principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (the "Seventh Mezzanine Loan"), which Seventh Mezzanine Loan is evidenced by that certain Promissory Note (Seventh Mezzanine Loan), dated as of the date hereof, given by Seventh Mezzanine Borrower to JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, Column Financial, Inc., a Delaware corporation, and Bank of America, N.A., a banking association chartered under the laws of the United States of America

(collectively, the "Seventh Mezzanine Noteholders"), in the stated principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00) (as the same may be consolidated, extended, severed, split, amended, replaced, restated, supplemented or otherwise modified from time to time, the "Seventh Mezzanine Note"), and secured by, among other things, certain Pledge and Security Agreement (Seventh Mezzanine Loan), dated as of the date hereof, from Seventh Mezzanine Borrower in favor of Seventh Mezzanine Lender (as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time, the "Seventh Mezzanine Pledge Agreement"), pursuant to which Seventh Mezzanine Lender is granted a first priority security interest in the Pledged Collateral (as defined in and more fully described therein). The Seventh Mezzanine Pledge Agreement, together with the Seventh Mezzanine Loan Agreement, the Seventh Mezzanine Note and the other agreements, instruments and documents set forth on Exhibit H attached hereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, subject to the terms and conditions contained in this Agreement, are herein collectively referred to as the "Seventh Mezzanine Loan Documents";

        WHEREAS, Senior Lender and Junior Lenders desire to enter into this Agreement to provide for the relative priority of, and to evidence certain agreements with respect to, the Senior Loan Documents, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents and the Seventh Mezzanine Loan Documents on the terms and conditions hereinbelow set forth.

        NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Senior Lender and Junior Lenders hereby agree as follows:

        Section 1.    Certain Definitions; Rules of Construction.    (a) As used in this Agreement, the following capitalized terms shall have the following meanings:

        "Accepted Servicing Practices" means any servicing standard by which Senior Lender may be bound under the applicable servicing agreement pursuant to which the Senior Loan is serviced.

        "Additional Covered Junior Loans" has the meaning provided in Section 14(c) hereof.

        "Affected Property" has the meaning provided in Section 15(n) hereof.

        "Affiliate" means, as to any particular Person (as hereinafter defined), any Person directly or indirectly, through one or more intermediaries, Controlling, Controlled by or under common Control with the Person or Persons in question.

        "Affiliate Junior Lender" shall have the meaning set forth in Section 38 hereof.

        "Agreement" means this Agreement, as the same may be amended and in effect from time to time, pursuant to the terms hereof.

        "Award" has the meaning set forth in Section 10(e) hereof.

        "BofA" means Bank of America, N.A., a national banking association, and its successors in interest.

        "Borrower Group" has the meaning set forth in Section 11(d)(ii) hereof.

        "Business Day" means any day other than a Saturday, Sunday or any other day on which national banks in New York, New York or the place of business of any servicer of the Loans are not open for business.

        "CDO" has the meaning set forth in the definition of the term "Qualified Transferee".

        "CDO Asset Manager" with respect to any Securitization Vehicle (hereinafter defined) that is a CDO, means the entity that is responsible for managing or administering any Junior Loan (or any interest therein) as an underlying asset of such Securitization Vehicle or, if applicable, as an asset of any Intervening Trust Vehicle (including, without limitation, the right to exercise any consent and control rights available to the holder of a Junior Loan).

        "Certificates" means any securities (including all classes thereof) representing beneficial ownership interests in the Senior Loan or in a pool of mortgage loans including the Senior Loan issued in connection with a Securitization of the Senior Loan.

        "Column" means Column Financial, Inc., a Delaware corporation, and its successors in interest.

        "Conduit" has the meaning set forth in Section 16(b) hereof.

        "Conduit Credit Enhancer" has the meaning set forth in Section 16(b)(i) hereof.

        "Conduit Inventory Loan" has the meaning set forth in Section 16(b)(i) hereof.

        "Control" means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise. "Controlled by," "Controlling" and "under common Control with" shall have the respective correlative meaning thereto.

        "Cooperation Agreement" means that certain Cooperation Agreement of even date herewith by and among the Senior Lender, each Junior Lender, Senior Borrower and each Junior Borrower, as the same may be amended, replaced, restated, supplemented or otherwise modified from time to time.

        "CS" means CS Securities (USA) LLC, a Delaware limited liability company, and its successors interest.

        "Deed in Lieu" has the meaning provided in Section 14(b) hereof.

        "Directing Junior Lender" has the meaning provided in Section 5(c) hereof.

        "Directing Senior Lender" has the meaning provided in Section 5(d) hereof.

        "Eligibility Requirements" means, with respect to any Person, that such Person (i) has total assets (in name or under management) in excess of $650,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of $250,000,000 and (ii) is regularly engaged in the business of making or owning commercial real estate loans (including mezzanine loans with respect to commercial real estate) or owning or operating commercial real estate properties.

        "Enforcement Action" means any (i) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the Premises or any portion thereof, or Senior Borrower, including, without limitation, the taking of possession or control of the Premises or any portion thereof, (ii) acceleration of, or demand or action taken in order to collect, all or any indebtedness secured by the Premises (other than giving notices of default and statements of overdue amounts) or (iii) exercise of any right or remedy available to Senior Lender under the Senior Loan Documents, at law, in equity or otherwise with respect to Senior Borrower and/or the Premises or any portion thereof.

        "Equity Collateral" means the equity interests in Senior Borrower or any Junior Borrower and all other collateral, products, proceeds, rights and remedies granted or pledged pursuant to any of the Junior Loan Documents, as the context may require.

        "Equity Collateral Enforcement Action" means any action or proceeding or other exercise of a Junior Lender's rights and remedies commenced by such Junior Lender, in law or in equity, or otherwise, in order to realize upon the Equity Collateral (including, without limitation, an assignment in lieu of foreclosure or other negotiated settlement in lieu of any such enforcement action) other than the giving of notices of default and statements of overdue amounts.

        "Event of Default" as used herein means (i) with respect to the Senior Loan and the Senior Loan Documents, any "Event of Default" (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Senior Borrower, waived by Senior Lender (in writing and not through operation of law) and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (ii) with respect to the First Mezzanine Loan and the First Mezzanine Loan Documents, any "Event of Default" (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by First Mezzanine Borrower, waived by First Mezzanine Lender (in writing and not through operation of law) and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (iii) with respect to the Second Mezzanine Loan and the Second Mezzanine Loan Documents, any "Event of Default" (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Second Mezzanine Borrower, waived by Second Mezzanine Lender (in writing and not through operation of law) and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (iv) with respect to the Third Mezzanine Loan and the Third Mezzanine Loan Documents, any "Event of Default" (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Third Mezzanine Borrower, waived by Third Mezzanine Lender (in writing and not through operation of law) and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (v) with respect to the Fourth Mezzanine Loan and the Fourth Mezzanine Loan Documents, any "Event of Default" (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Fourth Mezzanine Borrower, waived by Fourth Mezzanine Lender (in writing and not through operation of law) and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure); (vi) with respect to the Fifth Mezzanine Loan and the Fifth Mezzanine Loan Documents, any "Event of Default" (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Fifth Mezzanine Borrower, waived by Fifth Mezzanine Lender (in writing and not through operation of law) and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure), (vii) with respect to the Sixth Mezzanine Loan and the Sixth Mezzanine Loan Documents, any "Event of Default" (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Sixth Mezzanine Borrower, waived by Sixth Mezzanine Lender (in writing and not through operation of law) and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure), and (viii) with respect to the Seventh Mezzanine Loan and the Seventh Mezzanine Loan Documents, any "Event of Default" (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Seventh Mezzanine Borrower, waived by Seventh Mezzanine Lender (in writing and not through operation of law) and has not otherwise been or is not then being cured by a Junior Lender in accordance with the terms of this Agreement or as to which the cure period available to a Junior Lender hereunder has expired without a cure).

        "Extended Monetary Cure Period" has the meaning set forth in Section 12(a)(i) hereof.

        "Extended Non-Monetary Cure Period" has the meaning set forth in Section 12(a)(ii) hereof.

        "Fifth Mezzanine Borrower" has the meaning set forth on Schedule 1 attached hereto.

        "Fifth Mezzanine Cash Management Agreement" means any cash management agreement executed in connection with, or the cash management provisions of, the Fifth Mezzanine Loan Documents.

        "Fifth Mezzanine Lender" has the meaning set forth in the Recitals hereto.

        "Fifth Mezzanine Loan" has the meaning set forth in the Recitals hereto.

        "Fifth Mezzanine Loan Agreement" has the meaning set forth in the Recitals hereto.

        "Fifth Mezzanine Loan Documents" has the meaning set forth in the Recitals hereto.

        "Fifth Mezzanine Loan Liabilities" means, collectively, all of the indebtedness, liabilities and obligations of Fifth Mezzanine Borrower under any Fifth Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Fifth Mezzanine Borrower, whether or not such interest would be allowed in such case, proceeding or action), the Fifth Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Fifth Mezzanine Borrower to Fifth Mezzanine Lender now existing or hereafter incurred or created under the Fifth Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Fifth Mezzanine Borrower to Fifth Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Fifth Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

        "Fifth Mezzanine Note" has the meaning set forth in the Recitals hereto.

        "Fifth Mezzanine Noteholders" has the meaning provided in the Recitals hereto.

        "Fifth Mezzanine Pledge Agreement" has the meaning set forth in the Recitals hereto.

        "First Mezzanine Borrower" has the meaning set forth on Schedule 1 attached hereto.

        "First Mezzanine Cash Management Agreement" means any cash management agreement executed in connection with, or the cash management provisions of, the First Mezzanine Loan Documents.

        "First Mezzanine Lender" has the meaning set forth in the Recitals hereto.

        "First Mezzanine Loan" has the meaning set forth in the Recitals hereto.

        "First Mezzanine Loan Agreement" has the meaning set forth in the Recitals hereto.

        "First Mezzanine Loan Documents" has the meaning set forth in the Recitals hereto.

        "First Mezzanine Loan Liabilities" means, collectively, all of the indebtedness, liabilities and obligations of the First Mezzanine Borrower under any First Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of First Mezzanine Borrower, whether or not such interest would be allowed in such case, proceeding or action), the First Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of the First Mezzanine Borrower to First Mezzanine Lender now existing or hereafter incurred or created under the First Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of First Mezzanine Borrower to First Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the First Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

        "First Mezzanine Note" has the meaning set forth in the Recitals hereto.

        "First Mezzanine Noteholders" has the meaning provided in the Recitals hereto.

        "First Mezzanine Pledge Agreement" has the meaning set forth in the Recitals hereto.

        "Fitch" means Fitch, Inc., and its successors in interest.

        "Fourth Mezzanine Borrower" has the meaning set forth on Schedule 1 attached hereto.

        "Fourth Mezzanine Cash Management Agreement" means any cash management agreement executed in connection with, or the cash management provisions of, the Fourth Mezzanine Loan Documents.

        "Fourth Mezzanine Lender" has the meaning set forth in the Recitals hereto.

        "Fourth Mezzanine Loan" has the meaning set forth in the Recitals hereto.

        "Fourth Mezzanine Loan Agreement" has the meaning set forth in the Recitals hereto.

        "Fourth Mezzanine Loan Documents" has the meaning set forth in the Recitals hereto.

        "Fourth Mezzanine Loan Liabilities" means, collectively, all of the indebtedness, liabilities and obligations of Fourth Mezzanine Borrower under any Fourth Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Fourth Mezzanine Borrower, whether or not such interest would be allowed in such case, proceeding or action), the Fourth Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Fourth Mezzanine Borrower to Fourth Mezzanine Lender now existing or hereafter incurred or created under the Fourth Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Fourth Mezzanine Borrower to Fourth Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Fourth Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

        "Fourth Mezzanine Note" has the meaning set forth in the Recitals hereto.

        "Fourth Mezzanine Noteholders" has the meaning provided in the Recitals hereto.

        "Fourth Mezzanine Pledge Agreement" has the meaning set forth in the Recitals hereto.

        "Ground Lease" shall mean, individually and collectively, as the context requires, those certain ground leases described on Schedule 2 hereto.

        "Ground Lease Default" has the meaning provided in Section 15(r) hereof.

        "Guarantor" has the meaning provided in Section 6(b) hereof.

        "Guaranty Claim" has the meaning provided in Section 6(b) hereof.

        "Indemnified Parties" means each Senior Lender as of the date hereof, and each of its affiliates and their respective successors and assigns (including any owner or holder of the Senior Note and/or any owner or holder of any right, title and interest in the Senior Note) (and also including their respective officers, directors, partners, members, employees, attorneys, accountants, professionals and agents and each other person, if any, controlling Senior Lender or any of its affiliates within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended).

        "Individual Property" has the meaning set forth in the Senior Loan Agreement.

        "Initial Junior Loan Non-Monetary Cure Period" has the meaning provided in Section 12(b)(ii).

        "Intervening Trust Vehicle" shall mean with respect to any Securitization Vehicle that is a CDO, a trust vehicle or entity which holds a Junior Loan (or any interest therein) as collateral securing (in whole or in part) any obligation or security held by such Securitization Vehicle as collateral for the CDO.

        "JPMorgan" mean JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, and its successors in interest.

        "Junior Borrower" means, collectively, First Mezzanine Borrower, Second Mezzanine Borrower, Third Mezzanine Borrower, Fourth Mezzanine Borrower, Fifth Mezzanine Borrower, Sixth Mezzanine Borrower and Seventh Mezzanine Borrower, unless the context otherwise requires, in which case it shall mean either First Mezzanine Borrower, Second Mezzanine Borrower, Third Mezzanine Borrower, Fourth Mezzanine Borrower, Fifth Mezzanine Borrower, Sixth Mezzanine Borrower or Seventh Mezzanine Borrower.

        "Junior Borrower Group" has the meaning provided in Section 11(d)(iii) hereof.

        "Junior Lender" means, collectively, First Mezzanine Lender, Second Mezzanine Lender, Third Mezzanine Lender, Fourth Mezzanine Lender, Fifth Mezzanine Lender, Sixth Mezzanine Borrower and Seventh Mezzanine Borrower, unless the context otherwise requires, in which case it shall mean either First Mezzanine Lender, Second Mezzanine Lender, Third Mezzanine Lender, Fourth Mezzanine Lender, Fifth Mezzanine Lender, Sixth Mezzanine Borrower or Seventh Mezzanine Borrower, individually. As the context requires, Junior Lenders shall have the following order of priority: (i) first, First Mezzanine Lender; (ii) second, Second Mezzanine Lender; (iii) third, Third Mezzanine Lender; (iv) fourth, Fourth Mezzanine Lender; (v) fifth, Fifth Mezzanine Lender, (vi) sixth, Sixth Mezzanine Lender and (vii) seventh, Seventh Mezzanine Lender.

        "Junior Loan" means, collectively, First Mezzanine Loan, Second Mezzanine Loan, Third Mezzanine Loan, Fourth Mezzanine Loan, Fifth Mezzanine Loan, Sixth Mezzanine Borrower and Seventh Mezzanine Borrower, unless the context otherwise requires, in which case it shall mean either First Mezzanine Loan, Second Mezzanine Loan, Third Mezzanine Loan, Fourth Mezzanine Loan, Fifth Mezzanine Loan, Sixth Mezzanine Borrower or Seventh Mezzanine Borrower, individually.

        "Junior Loan Agreement" means, collectively, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement and the Seventh Mezzanine Loan Agreement, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement or the Seventh Mezzanine Loan Agreement, individually.

        "Junior Loan Cash Management Agreement" means, collectively, the First Mezzanine Cash Management Agreement, the Second Mezzanine Cash Management Agreement, the Third Mezzanine Cash Management Agreement, the Fourth Mezzanine Cash Management Agreement, the Fifth Mezzanine Cash Management Agreement, the Sixth Mezzanine Cash Management Agreement and the Seventh Mezzanine Cash Management Agreement, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Cash Management Agreement, the Second Mezzanine Cash Management Agreement, the Third Mezzanine Cash Management Agreement, the Fourth Mezzanine Cash Management Agreement, the Fifth Mezzanine Cash Management Agreement, the Sixth Mezzanine Cash Management Agreement or the Seventh Mezzanine Cash Management Agreement, individually.

        "Junior Loan Default Notice" has the meaning provided in Section 12(b) hereof.

        "Junior Loan Documents" means, collectively, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents and the Seventh Mezzanine Loan Documents, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents or the Seventh Mezzanine Loan Documents, individually.

        "Junior Loan Extended Monetary Cure Period" has the meaning provided in Section 12(b)(i) hereof.

        "Junior Loan Extended Non-Monetary Cure Period" has the meaning provided in Section 12(b)(ii) hereof.

        "Junior Loan Liabilities" means, collectively, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities, the Fourth Mezzanine Loan Liabilities, the Fifth Mezzanine Loan Liabilities, the Sixth Mezzanine Loan Liabilities and the Seventh Mezzanine Loan Liabilities, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities, the Fourth Mezzanine Loan Liabilities, the Fifth Mezzanine Loan Liabilities, the Sixth Mezzanine Loan Liabilities, or the Seventh Mezzanine Loan Liabilities, individually.

        "Junior Loan Modification" has the meaning provided in Section 8(b) hereof.

        "Junior Loan Monetary Cure Period" has the meaning provided in Section 12(b)(i) hereof.

        "Junior Loan Non-Monetary Cure Period" has the meaning provided in Section 12(b)(ii) hereof.

        "Junior Loan Purchase Option Event" has the meaning provided in Section 14(c) hereof.

        "Junior Note" means, collectively, the First Mezzanine Note, the Second Mezzanine Note, the Third Mezzanine Note, the Fourth Mezzanine Note, the Fifth Mezzanine Note, the Sixth Mezzanine Note and the Seventh Mezzanine Note, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Note, the Second Mezzanine Note, the Third Mezzanine Note, the Fourth Mezzanine Note, the Fifth Mezzanine Note, the Sixth Mezzanine Note or the Seventh Mezzanine Note, individually.

        "Junior Noteholders" shall mean one or more of the First Mezzanine Noteholders, the Second Mezzanine Noteholders, the Third Mezzanine Noteholders, the Fourth Mezzanine Noteholders, the Fifth Mezzanine Noteholders, the Sixth Mezzanine Noteholders and the Seventh Mezzanine Noteholders.

        "Junior Purchase Notice" has the meaning provided in Section 14(c) hereof.

        "Loan Pledgee" has the meaning set forth in Section 16(a) hereof.

        "Mezzanine Lease Notice" has the meaning set forth in Section 15(q) hereof.

        "Monetary Cure Period" means, with respect to each Junior Lender, the applicable cure period provided in Section 12(a)(i) for a monetary default identified in a Senior Loan Default Notice.

        "Moody's" means Moody's Investor Service, Inc., and its successors in interest.

        "Mortgage" or "Mortgages" has the meaning assigned to such term in the Senior Loan Agreement.

        "New Lease" means a new or replacement ground lease which the leasehold mortgagee or its nominee or Mezzanine Nominee may enter into with the ground lessor upon the termination of the Ground Lease.

        "Non-Monetary Cure Period" means, with respect to each Junior Lender, the applicable cure period provided in Section 12(a)(ii) for a non-monetary default identified in a Senior Loan Default Notice.

        "Notice" has the meaning provided in Section 18 hereof.

        "OpCo" shall have the meaning set forth in Section 15(q) hereof.

        "Optioned Junior Lender" has the meaning provided in Section 14(c) hereof.

        "Optioned Junior Loan" has the meaning provided in Section 14(c) hereof.

        "Permitted Fund Manager" means any Person that on the date of determination is not subject to a Proceeding and is either (i) one of the entities listed on Exhibit L or any other nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) an entity that is a Qualified Transferee pursuant to clause (ix)(A), (B), (C), (D) or (G) of the definition thereof or (iii) any Junior Lender in each case, which are investing through a fund with or has committed capital of at least $250,000,000.

        "Permitted Investment Fund" has the meaning set forth in the definition of Qualified Transferee.

        "Person" means any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof) endowment fund or any other form of entity and any fiduciary acting in such capacity on behalf of any of the foregoing.

        "Pledge" has the meaning set forth in Section 16(a) hereof.

        "Pledge Agreement" means, collectively, the First Mezzanine Pledge Agreement, the Second Mezzanine Pledge Agreement, the Third Mezzanine Pledge Agreement, the Fourth Mezzanine Pledge Agreement, the Fifth Mezzanine Pledge Agreement, the Sixth Mezzanine Pledge Agreement and the Seventh Mezzanine Pledge Agreement, unless the context otherwise requires, in which case it shall mean either the First Mezzanine Pledge Agreement, the Second Mezzanine Pledge Agreement, the Third Mezzanine Pledge Agreement, the Fourth Mezzanine Pledge Agreement or the Fifth Mezzanine Pledge Agreement, the Sixth Mezzanine Pledge Agreement or the Seventh Mezzanine Pledge Agreement, individually.

        "Policies" has the meaning provided in Section 10(f) hereof.

        "Premises" has the meaning set forth in the Recitals hereto.

        "Proceeding" has the meaning set forth in Section 11(d)(i) hereof.

        "Protective Advances" means all sums advanced for the purpose of payment of real estate taxes (including special assessments or payments in lieu of real estate taxes), maintenance costs, insurance premiums, ground rents or other items (including capital expenses and leasing costs such as (without limitation) leasing commissions and tenant improvement allowances) reasonably necessary to protect any of the Premises or the Separate Collateral, respectively, or any portion thereof (including, but not limited to, all reasonable attorneys' fees, costs relating to the entry upon the Premises or any portion thereof to make repairs and the payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of Senior Lender or the applicable Senior Junior Lender appears to be prior or superior to the Senior Loan Documents or the applicable Senior Junior Loan Documents) or the Separate Collateral or any portion thereof, respectively, from forfeiture, casualty, loss or waste or to protect, preserve or defend the lien of the Senior Loan Documents or any of the Junior Loan Documents, as applicable, including, with respect to a Junior Loan, amounts advanced by a Junior Lender to effect a cure in accordance with Section 12 hereof.

        "Purchase Notice" has the meaning set forth in Section 14(a) hereof.

        "Purchase Option Event" has the meaning set forth in Section 14(a) hereof.

        "Qualified Transferee" means (i) JPMorgan or an Affiliate of JPMorgan, (ii) CS or an Affiliate of CS, (iii) BofA or an Affiliate of BofA, (iv) HCP, Inc., a Maryland corporation, or an Affiliate of HCP, Inc. and (v) one or more of the following:

          (A)  a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, provided that any such Person referred to in this clause (A) satisfies the Eligibility Requirements;

          (B)  an investment company, money management firm or "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended, provided that any such Person referred to in this clause (B) satisfies the Eligibility Requirements;

          (C)  an institution substantially similar to any of the foregoing entities described in clause (v)(A), (v)(B) or (v)(F) that satisfies the Eligibility Requirements;

          (D)  any entity Controlled by, Controlling or under common Control with any of the entities described in clause (v)(A), (v)(B) or (v)(C) above or clauses (v)(F) or (iv)(G) below;

          (E)  a Qualified Trustee (or in the case of a CDO, a single purpose bankruptcy remote entity which contemporaneously assigns or pledges its interest in a Junior Loan, or a participation interest therein (or any portion thereof) to a Qualified Trustee) in connection with (aa) a securitization of, (bb) the creation of collateralized debt obligations ("CDO") secured by, or (cc) a financing through an "owner trust" of, a Junior Loan or any interest therein (any of the foregoing, a "Securitization Vehicle"), provided that (1) one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by each of the Rating Agencies which assigned a rating to one or more classes of securities issued in connection with a Securitization (it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, a Rating Agency Confirmation will not be required in connection with a transfer of the Junior Loan or any interest therein to such Securitization Vehicle (except that if one or more classes of securities issued in connection with a Securitization is rated by Moody's, the transferee may not rely on this clause (1) with respect to Moody's); (2) in the case of a Securitization Vehicle that is not a CDO, the special servicer of such Securitization Vehicle has the Required Special Servicer Rating at the time of Transfer and the related transaction documents for such Securitization Vehicle require that any successor have the Required Special Servicer Rating (such entity, an "Approved Servicer") and such Approved Servicer is required to service and administer such Junior Loan or any interest therein in accordance with servicing arrangements for the assets held by the Securitization Vehicle which require that such Approved Servicer act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (3) in the case of a Securitization Vehicle that is a CDO, the CDO Asset Manager and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a CDO Asset Manager which is a Qualified Transferee, are each Qualified Transferees under clause (v)(A), (B), (C), (D), (F) or (G) of this definition;

          (F)  an investment fund, limited liability company, limited partnership or general partnership (a "Permitted Investment Fund") where a Permitted Fund Manager acts as the general partner, managing member or fund manager and at least fifty percent (50%) of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more of the following: a Qualified Transferee, an institutional "accredited investor", within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, and/or a "qualified institutional buyer" or both within the meaning of Rule 144A promulgated under the Securities Exchange Act of 1934, as amended, provided such institutional "accredited investors" or "qualified institutional buyers" that are used to satisfy the 50% test set forth above in this clause (F) satisfy the financial tests in clause (i) of the definition of Eligibility Requirements; or

          (G)  any Person for which the Rating Agencies have issued a Rating Agency Confirmation with respect to such Transfer.

        "Qualified Trustee" means (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority, (ii) an institution insured by the Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated either of the then in effect top two (2) rating categories of S&P and either Fitch or Moody's (provided, however, if the Senior Loan has been securitized, the rating requirement of any agency not a Rating Agency will be disregarded).

        "Rated Final Distribution Date" has the meaning set forth in the pooling and servicing agreement pursuant to which the Senior Loan is Securitized and serviced until such time that the Senior Loan is no longer subject to such pooling and servicing agreement.

        "Rating Agencies" shall mean, prior to the final Securitization of the Senior Loan, collectively, S&P, Moody's and Fitch, and any other nationally-recognized statistical rating agency which has been designated by Senior Lender and, after the Securitization of the Senior Loan, shall mean any of the foregoing that have rated any of the Certificates.

        "Rating Agency Confirmation" means a written affirmation from each of the Rating Agencies that the credit rating of the Certificates assigned by such Rating Agency immediately prior to the occurrence of the event with respect to which such Rating Agency Confirmation is sought will not be qualified, downgraded or withdrawn as a result of the occurrence of such event. In the event that no Certificates are outstanding or the Senior Loan is not part of a Securitization, any action that would otherwise require a Rating Agency Confirmation shall instead require the consent of Senior Lender, which consent shall not be unreasonably withheld or delayed. All fees and expenses of the Rating Agencies incurred in connection with any Rating Agency Confirmation required pursuant to this Agreement as the result of a request or action of a Junior Lender shall be paid by such Junior Lender.

        "Redirection Notice" has the meaning set forth in Section 16(a) hereof.

        "Repo Agreement" has the meaning set forth in Section 16(a) hereof.

        "Required Special Servicer Rating" means a special servicer that (i) has a rating of "CSS1" in the case of Fitch, (ii) is on S&P's Select Servicer List as a US Commercial Mortgage Special Servicer in the case of S&P and (iii) in the case of Moody's, such special servicer is acting as special servicer for a loan in a commercial mortgage loan securitization that was rated by Moody's within the twelve (12) month period prior to the date of determination and Moody's has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage securities. The requirement of any agency not a Rating Agency shall be disregarded.

        "Resized Components" has the meaning set forth in Section 15(m) hereof.

        "Resizing Date" has the meaning set forth in Section 15(m) hereof.

        "Resizing Notice" has the meaning set forth in Section 15(m) hereof.

        "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

        "Second Mezzanine Borrower" has the meaning set forth on Schedule 1 attached hereto.

        "Second Mezzanine Cash Management Agreement" means any cash management agreement executed in connection with, or the cash management provisions of, the Second Mezzanine Loan Documents.

        "Second Mezzanine Lender" has the meaning set forth in the Recitals hereto.

        "Second Mezzanine Loan" has the meaning set forth in the Recitals hereto.

        "Second Mezzanine Loan Agreement" has the meaning set forth in the Recitals hereto.

        "Second Mezzanine Loan Documents" has the meaning set forth in the Recitals hereto.

        "Second Mezzanine Loan Liabilities" means, collectively, all of the indebtedness, liabilities and obligations of Second Mezzanine Borrower under any Second Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Second Mezzanine Borrower, whether or not such interest would be allowed in such case, proceeding or action), the Second Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Second Mezzanine Borrower to Second Mezzanine Lender now existing or hereafter incurred or created under the Second Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Second Mezzanine Borrower to Second Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Second Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

        "Second Mezzanine Note" has the meaning set forth in the Recitals hereto.

        "Second Mezzanine Noteholders" has the meaning provided in the Recitals hereto.

        "Second Mezzanine Pledge Agreement" has the meaning set forth in the Recitals hereto.

        "Securitization" has the meaning set forth in the Senior Loan Agreement.

        "Securitization Vehicle" has the meaning set forth in the definition of the term "Qualified Transferee".

        "Senior Borrower" has the meaning set forth on Schedule 1 attached hereto.

        "Senior Junior Borrowers" means (i) with respect to the First Mezzanine Loan, none of the other Junior Borrowers; (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Borrower; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Borrower and the Second Mezzanine Borrower; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Borrower, the Second Mezzanine Borrower, and the Third Mezzanine Borrower; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Borrower, the Second Mezzanine Borrower, the Third Mezzanine Borrower and the Fourth Mezzanine Borrower, (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Borrower, the Second Mezzanine Borrower, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower and the Fifth Mezzanine Borrower and (vii) with respect to the

Seventh Mezzanine Loan, the First Mezzanine Borrower, the Second Mezzanine Borrower, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower and the Sixth Mezzanine Borrower.

        "Senior Junior Lenders" means (i) with respect to the First Mezzanine Loan, none of the other Junior Lenders; (ii) with respect to the Second Mezzanine Loan, First Mezzanine Lender; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Lender and the Second Mezzanine Lender; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Lender, the Second Mezzanine Lender, and the Third Mezzanine Lender; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Lender, the Second Mezzanine Lender, the Third Mezzanine Lender and the Fourth Mezzanine Lender, (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Lender, the Second Mezzanine Lender, the Third Mezzanine Lender, the Fourth Mezzanine Lender and the Fifth Mezzanine Lender and (vii) with respect to the Seventh Mezzanine Loan, the First Mezzanine Lender, the Second Mezzanine Lender, the Third Mezzanine Lender, the Fourth Mezzanine Lender, the Fifth Mezzanine Lender and the Sixth Mezzanine Lender. As the context requires, Senior Junior Lenders shall have the following order of priority: (i) first, the First Mezzanine Lender; (ii) second, the Second Mezzanine Lender; (iii) third, the Third Mezzanine Lender; (iv) fourth, the Fourth Mezzanine Lender; (v) fifth, the Fifth Mezzanine Lender, (vi) sixth, the Sixth Mezzanine Lender and (vii) seventh, the Seventh Mezzanine Lender.

        "Senior Junior Loan Agreements" means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Agreements; (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan Agreement; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Loan Agreement and the Second Mezzanine Loan Agreement; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement and the Third Mezzanine Loan Agreement; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement and the Fourth Mezzanine Loan Agreement, (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement and the Fifth Mezzanine Loan Agreement, (vii) with respect to the Seventh Mezzanine Loan, the First Mezzanine Loan Agreement, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement and the Sixth Mezzanine Loan Agreement. As the context requires, the Senior Junior Loan Agreements shall have the following order of priority: (i) first, the First Mezzanine Loan Agreement; (ii) second, the Second Mezzanine Loan Agreement; (iii) third, the Third Mezzanine Loan Agreement; (iv) fourth, the Fourth Mezzanine Loan Agreement; (v) fifth, the Fifth Mezzanine Loan Agreement, (vi) sixth, the Sixth Mezzanine Loan Agreement and (vii) seventh, the Seventh Mezzanine Loan Agreement.

        "Senior Junior Loan Cash Management Agreements" means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Cash Management Agreements; (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Cash Management Agreement; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Cash Management Agreement and the Second Mezzanine Cash Management Agreement; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Cash Management Agreement, the Second Mezzanine Cash Management Agreement and the Third Mezzanine Cash Management Agreement; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Cash Management Agreement, the Second Mezzanine Cash Management Agreement, the Third Mezzanine Cash Management Agreement and the Fourth Mezzanine Cash Management Agreement; (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Cash Management Agreement, the Second Mezzanine Cash Management Agreement, the Third Mezzanine Cash Management Agreement, the Fourth Mezzanine Cash Management Agreement and the Fifth Mezzanine Cash Management Agreement; (vii) with respect to the Seventh Mezzanine Loan, the First

Mezzanine Cash Management Agreement, the Second Mezzanine Cash Management Agreement, the Third Mezzanine Cash Management Agreement, the Fourth Mezzanine Cash Management Agreement the Fifth Mezzanine Cash Management Agreement and the Sixth Mezzanine Cash Management Agreement. As the context requires, the Senior Junior Loan Cash Management Agreements shall have the following order of priority: (i) first, the First Mezzanine Cash Management Agreement; (ii) second, the Second Mezzanine Cash Management Agreement; (iii) third, the Third Mezzanine Cash Management Agreement; (iv) fourth, the Fourth Mezzanine Cash Management Agreement; (v) fifth, the Fifth Mezzanine Cash Management Agreement; (vi) sixth, the Sixth Mezzanine Cash Management Agreement and (vii) seventh, the Seventh Mezzanine Cash Management Agreement.

        "Senior Junior Loan Documents" means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Documents; (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan Documents; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Loan Documents and the Second Mezzanine Loan Documents; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents and the Third Mezzanine Loan Documents; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents and the Fourth Mezzanine Loan Documents, (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents and the Fifth Mezzanine Loan Documents and (vii) with respect to the Seventh Mezzanine Loan, the First Mezzanine Loan Documents, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents and the Sixth Mezzanine Loan Documents. As the context requires, the Senior Junior Loan Documents shall have the following order of priority: (i) first, the First Mezzanine Loan Documents; (ii) second, the Second Mezzanine Loan Documents; (iii) third, the Third Mezzanine Loan Documents; (iv) fourth, the Fourth Mezzanine Loan Documents; (v) fifth, the Fifth Mezzanine Loan Documents; (vi) sixth, the Sixth Mezzanine Loan Documents and (vii) seventh, the Seventh Mezzanine Loan Documents.

        "Senior Junior Loan Liabilities" means (i) with respect to the First Mezzanine Loan, none of the other Junior Loan Liabilities; (ii) with respect to the Second Mezzanine Loan, the First Mezzanine Loan Liabilities; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Loan Liabilities and the Second Mezzanine Loan Liabilities; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, and the Third Mezzanine Loan Liabilities; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities and the Fourth Mezzanine Loan Liabilities, (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities, the Fourth Mezzanine Loan Liabilities and the Fifth Mezzanine Loan Liabilities and (vii) with respect to the Seventh Mezzanine Loan, the First Mezzanine Loan Liabilities, the Second Mezzanine Loan Liabilities, the Third Mezzanine Loan Liabilities, the Fourth Mezzanine Loan Liabilities, the Fifth Mezzanine Loan Liabilities and the Sixth Mezzanine Loan Liabilities. As the context requires, the Senior Junior Loan Liabilities shall have the following order of priority: (i) first, the First Mezzanine Loan Liabilities; (ii) second, the Second Mezzanine Loan Liabilities; (iii) third, the Third Mezzanine Loan Liabilities; (iv) fourth, the Fourth Mezzanine Loan Liabilities; (v) fifth, the Fifth Mezzanine Loan Liabilities; (vi) sixth, the Sixth Mezzanine Loan Liabilities and (vii) seventh, the Seventh Mezzanine Loan Liabilities.

        "Senior Junior Loan Modification" has the meaning provided in Section 8(c) hereof.

        "Senior Junior Loan Purchase Price" has the meaning provided in Section 14(a).

        "Senior Junior Loans" means (i) with respect to the First Mezzanine Loan, none of the other Junior Loans; (ii) with respect to the Second Mezzanine Loan, First Mezzanine Loan; (iii) with respect to the Third Mezzanine Loan, the First Mezzanine Loan and the Second Mezzanine Loan; (iv) with respect to the Fourth Mezzanine Loan, the First Mezzanine Loan, the Second Mezzanine Loan and the Third Mezzanine Loan; (v) with respect to the Fifth Mezzanine Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan and the Fourth Mezzanine Loan; (vi) with respect to the Sixth Mezzanine Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan and the Fifth Mezzanine Loan and (vii) with respect to the Seventh Mezzanine Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan and the Sixth Mezzanine Loan. As the context requires, Senior Junior Loans shall have the following order of priority: (i) first, First Mezzanine Loan; (ii) second, Second Mezzanine Loan; (iii) third, Third Mezzanine Loan; (iv) fourth, Fourth Mezzanine Loan; (v) fifth, the Fifth Mezzanine Loan, (vi) sixth, the Sixth Mezzanine Loan and (vii) seventh, the Seventh Mezzanine Loan.

        "Senior Lender" has the meaning set forth in the Recitals hereto, and if the Senior Loan has been split into two (2) or more loans in connection with the removal of an Individual Property or Properties from the Senior Loan in accordance with Section 15(n) hereof, the holder of each such split loan; provided notice thereof has been given to each Junior Lender and provided that each such holder shall have assumed the obligations of Senior Lender hereunder in writing.

        "Senior Loan" has the meaning set forth in the Recitals hereto.

        "Senior Loan Agreement" has the meaning set forth in the Recitals hereto.

        "Senior Loan Cash Management Agreement" means any cash management agreement or agreements executed in connection with, or cash management provisions of, the Senior Loan Documents.

        "Senior Loan Default Notice" has the meaning set forth in Section 12(a) hereof.

        "Senior Loan Documents" has the meaning set forth in the Recitals hereto.

        "Senior Loan Liabilities" shall mean, collectively, all of the indebtedness, liabilities and obligations of Borrower under any Senior Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Borrower, whether or not such interest would be allowed in such case, proceeding or action), the Senior Loan, (ii) all other indebtedness, obligations and liabilities of Borrower to Senior Lender now existing or hereafter incurred or created under the Senior Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Borrower to Senior Lender now existing or hereafter incurred, created and arising from or relating to the Senior Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

        "Senior Loan Modification" has the meaning set forth in Section 8(a) hereof.

        "Senior Loan Purchase Price" has the meaning set forth in Section 14(a) hereof.

        "Senior Note" has the meaning set forth in the Recitals hereto.

        "Senior Noteholders" has the meaning provided in the Recitals hereto.

        "Separate Collateral" means, with respect to each Junior Loan, collectively, (i) the Equity Collateral, (ii) the accounts (and monies therein from time to time) established pursuant to each of the Junior Loan Cash Management Agreements, and (iii) any other collateral or benefits, including guarantees or interest rate cap or hedging agreements, given as security for each of the Junior Loans pursuant to the Junior Loan Documents, in each case not constituting security for the Senior Loan or any Senior Junior Loans.

        "Separate Collateral Enforcement Action" means any action or proceeding or other exercise of a Junior Lender's rights and remedies under its respective Junior Loan Documents, at law or in equity, or otherwise, in order to realize upon any of its respective Separate Collateral (including, without limitation, an assignment in lieu of foreclosure or other negotiated settlement in lieu of any such enforcement action).

        "Seventh Mezzanine Borrower" has the meaning set forth on Schedule 1 attached hereto.

        "Seventh Mezzanine Cash Management Agreement" means any cash management agreement executed in connection with, or the cash management provisions of, the Seventh Mezzanine Loan Documents.

        "Seventh Mezzanine Lender" has the meaning set forth in the Recitals hereto.

        "Seventh Mezzanine Loan" has the meaning set forth in the Recitals hereto.

        "Seventh Mezzanine Loan Agreement" has the meaning set forth in the Recitals hereto.

        "Seventh Mezzanine Loan Documents" has the meaning set forth in the Recitals hereto.

        "Seventh Mezzanine Loan Liabilities" means, collectively, all of the indebtedness, liabilities and obligations of Seventh Mezzanine Borrower under any Seventh Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Seventh Mezzanine Borrower, whether or not such interest would be allowed in such case, proceeding or action), the Seventh Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Seventh Mezzanine Borrower to Seventh Mezzanine Lender now existing or hereafter incurred or created under the Seventh Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Seventh Mezzanine Borrower to Seventh Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Seventh Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

        "Seventh Mezzanine Note" has the meaning set forth in the Recitals hereto.

        "Seventh Mezzanine Noteholders" has the meaning provided in the Recitals hereto.

        "Seventh Mezzanine Pledge Agreement" has the meaning set forth in the Recitals hereto.

        "Sixth Mezzanine Borrower" has the meaning set forth on Schedule 1 attached hereto.

        "Sixth Mezzanine Cash Management Agreement" means any cash management agreement executed in connection with, or the cash management provisions of, the Sixth Mezzanine Loan Documents.

        "Sixth Mezzanine Lender" has the meaning set forth in the Recitals hereto.

        "Sixth Mezzanine Loan" has the meaning set forth in the Recitals hereto.

        "Sixth Mezzanine Loan Agreement" has the meaning set forth in the Recitals hereto.

        "Sixth Mezzanine Loan Documents" has the meaning set forth in the Recitals hereto.

        "Sixth Mezzanine Loan Liabilities" means, collectively, all of the indebtedness, liabilities and obligations of Sixth Mezzanine Borrower under any Sixth Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Sixth Mezzanine Borrower, whether or not such interest would be allowed in such case, proceeding or action), the Sixth Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Sixth Mezzanine Borrower to Sixth Mezzanine Lender now existing or hereafter incurred or created under the Sixth Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Sixth Mezzanine Borrower to Sixth Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Sixth Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

        "Sixth Mezzanine Note" has the meaning set forth in the Recitals hereto.

        "Sixth Mezzanine Noteholders" has the meaning provided in the Recitals hereto.

        "Sixth Mezzanine Pledge Agreement" has the meaning set forth in the Recitals hereto.

        "South Carolina Management Agreement" shall mean, collectively and individually as the context shall require, those certain Management Agreements, each dated as of the closing date of the Senior Loan, entered into with respect to each Individual Property that is located in the State of South Carolina, between the operator of a Property located in South Carolina and HCR III Healthcare, LLC, a Delaware limited liability company, as the master tenant.

        "SPE Constituent Entity" means any entity required to be a single purpose entity pursuant to the terms of the Senior Loan Documents (but excluding any Junior Borrower).

        "Subordinate Junior Borrowers" means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Borrower, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower and the Seventh Mezzanine Borrower; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Borrower, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower and the Seventh Mezzanine Borrower; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Borrower, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower and the Seventh Mezzanine Borrower; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Borrower, the Sixth Mezzanine Borrower and the Seventh Mezzanine Borrower; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Borrower and the Seventh Mezzanine Borrower; (vi) with respect to the Sixth Mezzanine Loan, the Seventh Mezzanine Borrower and (vii) with respect to the Seventh Mezzanine Loan, none of the other Junior Borrowers. As the context requires, the Subordinate Junior Borrowers shall have the following order of priority: (i) first, the First Mezzanine Borrower; (ii) second, the Second Mezzanine Borrower; (iii) third, the Third Mezzanine Borrower; (iv) fourth, the Fourth Mezzanine Borrower; (v) fifth, the Fifth Mezzanine Borrower; (vi) sixth, the Sixth Mezzanine Borrower and (vii) seventh, the Seventh Mezzanine Borrower.

        "Subordinate Junior Lenders" means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Lender, the Third Mezzanine Lender, the Fourth Mezzanine Lender, the Fifth Mezzanine Lender, the Sixth Mezzanine Lender and the Seventh Mezzanine Lender; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Lender, the Fourth Mezzanine Lender, the Fifth Mezzanine Lender, the Sixth Mezzanine Lender and the Seventh Mezzanine Lender; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Lender, the Fifth Mezzanine Lender, the Sixth Mezzanine Lender and the Seventh Mezzanine Lender; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Lender the Sixth Mezzanine Lender and the Seventh Mezzanine Lender; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Lender and the Seventh Mezzanine Lender; (vi) with respect to the Sixth Mezzanine Loan, the Seventh Mezzanine Lender and (vii) with respect to the Seventh Mezzanine Loan, none of the other Junior Lenders. As the context requires, the Subordinate Junior Lenders shall have the following order of priority: (i) first, the First Mezzanine

Lender; (ii) second, the Second Mezzanine Lender; (iii) third, the Third Mezzanine Lender; (iv) fourth, the Fourth Mezzanine Lender; (v) fifth, the Fifth Mezzanine Lender; (vi) sixth, the Sixth Mezzanine Lender and (vii) seventh, the Seventh Mezzanine Lender.

        "Subordinate Junior Loan Agreements" means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Loan Agreement, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement and the Seventh Mezzanine Loan Agreement; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Loan Agreement, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement and the Seventh Mezzanine Loan Agreement; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Loan Agreement, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement and the Seventh Mezzanine Loan Agreement; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Loan Agreement, the Sixth Mezzanine Loan Agreement and the Seventh Mezzanine Loan Agreement; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Loan Agreement and the Seventh Mezzanine Loan Agreement; (vi) with respect to the Sixth Mezzanine Loan, the Seventh Mezzanine Loan Agreement and (vii) with respect to the Seventh Mezzanine Loan, none of the other Junior Loan Agreements. As the context requires, the Subordinate Junior Loan Agreements shall have the following order of priority: (i) first, the First Mezzanine Loan Agreement; (ii) second, the Second Mezzanine Loan Agreement; (iii) third, the Third Mezzanine Loan Agreement; (iv) fourth, the Fourth Mezzanine Loan Agreement; (v) fifth, the Fifth Mezzanine Loan Agreement, (vi) sixth, the Sixth Mezzanine Loan Agreement and (vii) seventh, the Seventh Mezzanine Loan Agreement.

        "Subordinate Junior Loan Cash Management Agreements" means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Cash Management Agreement, the Third Mezzanine Cash Management Agreement, the Fourth Mezzanine Cash Management Agreement the Fifth Mezzanine Cash Management Agreement, the Sixth Mezzanine Cash Management Agreement and the Seventh Mezzanine Cash Management Agreement; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Cash Management Agreement, the Fourth Mezzanine Cash Management Agreement, the Fifth Mezzanine Cash Management Agreement, the Sixth Mezzanine Cash Management Agreement and the Seventh Mezzanine Cash Management Agreement; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Cash Management Agreement, the Fifth Mezzanine Cash Management Agreement, the Sixth Mezzanine Cash Management Agreement and the Seventh Mezzanine Cash Management Agreement; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Cash Management Agreement, the Sixth Mezzanine Cash Management Agreement and the Seventh Mezzanine Cash Management Agreement; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Cash Management Agreement and the Seventh Mezzanine Cash Management Agreement; (vi) with respect to the Sixth Mezzanine Loan, the Seventh Mezzanine Cash Management Agreement and (vii) with respect to the Seventh Mezzanine Loan, none of the other Junior Loan Cash Management Agreements. As the context requires, the Subordinate Junior Loan Cash Management Agreements shall have the following order of priority: (i) first, the First Mezzanine Cash Management Agreement; (ii) second, the Second Mezzanine Cash Management Agreement; (iii) third, the Third Mezzanine Cash Management Agreement; (iv) fourth, the Fourth Mezzanine Cash Management Agreement, (v) fifth, the Fifth Mezzanine Cash Management Agreement; (vi) sixth, the Sixth Mezzanine Cash Management Agreement and (vii) seventh, the Seventh Mezzanine Cash Management Agreement.

        "Subordinate Junior Loan Documents" means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Loan Documents, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents and the Seventh Mezzanine Loan Documents; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Loan Documents, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan

Documents, the Sixth Mezzanine Loan Documents and the Seventh Mezzanine Loan Documents; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Loan Documents, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents and the Seventh Mezzanine Loan Documents; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Loan Documents, the Sixth Mezzanine Loan Documents and the Seventh Mezzanine Loan Documents; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Loan Documents and the Seventh Mezzanine Loan Documents and (vi) with respect to the Sixth Mezzanine Loan, the Seventh Mezzanine Loan Documents; (vii) with respect to the Seventh Mezzanine Loan, none of the other Junior Loan Documents. As the context requires, the Subordinate Junior Loan Documents shall have the following order of priority: (i) first, the First Mezzanine Loan Documents; (ii) second, the Second Mezzanine Loan Documents; (iii) third, the Third Mezzanine Loan Documents; (iv) fourth, the Fourth Mezzanine Loan Documents; (v) fifth, the Fifth Mezzanine Loan Documents; (vi) sixth, the Sixth Mezzanine Loan Documents and (vii) seventh, the Seventh Mezzanine Loan Documents.

        "Subordinate Junior Loans" means (i) with respect to the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan and the Seventh Mezzanine Loan; (ii) with respect to the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan and the Seventh Mezzanine Loan; (iii) with respect to the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan and the Seventh Mezzanine Loan; (iv) with respect to the Fourth Mezzanine Loan, the Fifth Mezzanine Loan, the Sixth Mezzanine Loan and the Seventh Mezzanine Loan; (v) with respect to the Fifth Mezzanine Loan, the Sixth Mezzanine Loan and the Seventh Mezzanine Loan; (vi) with respect to the Sixth Mezzanine Loan, the Seventh Mezzanine Loan and (vii) with respect to the Seventh Mezzanine Loan, none of the other Junior Loans. As the context requires, the Subordinate Junior Loans shall have the following order of priority: (i) first, the First Mezzanine Loan; (ii) second, the Second Mezzanine Loan; (iii) third, the Third Mezzanine Loan; (iv) fourth, the Fourth Mezzanine Loan; (v) fifth, the Fifth Mezzanine Loan; (vi) sixth, the Sixth Mezzanine Loan and (vii) seventh, the Seventh Mezzanine Loan.

        "Third Party Agreement" has the meaning set forth in Section 6(a) hereof.

        "Third Mezzanine Borrower" has the meaning set forth on Schedule 1 attached hereto.

        "Third Mezzanine Cash Management Agreement" means any cash management agreement executed in connection with, or the cash management provisions of, the Third Mezzanine Loan Documents.

        "Third Mezzanine Lender" has the meaning set forth in the Recitals hereto.

        "Third Mezzanine Loan" has the meaning set forth in the Recitals hereto.

        "Third Mezzanine Loan Agreement" has the meaning set forth in the Recitals hereto.

        "Third Mezzanine Loan Documents" has the meaning set forth in the Recitals hereto.

        "Third Mezzanine Loan Liabilities" means, collectively, all of the indebtedness, liabilities and obligations of Fourth Mezzanine Borrower under any Third Mezzanine Loan Document, including, without limitation (i) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Third Mezzanine Borrower, whether or not such interest would be allowed in such case, proceeding or action), the Third Mezzanine Loan, (ii) all other indebtedness, obligations and liabilities of Third Mezzanine Borrower to Third Mezzanine Lender now existing or hereafter incurred or created under the Third Mezzanine Loan Documents, and (iii) all other indebtedness, obligations and liabilities of Third Mezzanine Borrower to Third Mezzanine Lender now existing or hereafter incurred, created and arising from or relating to the Third Mezzanine Loan, including, without limitation, any late charges, default interest, prepayment fees or premiums (including spread maintenance and yield maintenance premiums), exit fees, advances and post-petition interest.

        "Third Mezzanine Note" has the meaning set forth in the Recitals hereto.

        "Third Mezzanine Noteholders" has the meaning provided in the Recitals hereto.

        "Third Mezzanine Pledge Agreement" has the meaning set forth in the Recitals hereto.

        "Third Party Agreement" has the meaning set forth in Section 6(a) hereof.

        "Third Party Obligor" has the meaning set forth in Section 6(a) hereof.

        "Transfer" means any assignment, pledge, conveyance, sale, transfer, mortgage, encumbrance, grant of a security interest, issuance of a participation interest, or other disposition, either directly or indirectly, by operation of law or otherwise.

          (a)   For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

              (i)  all capitalized terms defined in the recitals to this Agreement shall have the meanings ascribed thereto whenever used in this Agreement and the terms defined in this Agreement have the meanings assigned to them in this Agreement, and the use of any gender herein shall be deemed to include the other genders;

             (ii)  terms not otherwise defined herein shall have the meaning assigned to them in the Senior Loan Agreement;

            (iii)  all references in this Agreement to designated Sections, Subsections, Paragraphs, Articles, Exhibits, Schedules and other subdivisions or addenda without reference to a document are to the designated sections, subsections, paragraphs and articles and all other subdivisions of and exhibits, schedules and all other addenda to this Agreement, unless otherwise specified;

            (iv)  a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall apply to Paragraphs and other subdivisions;

             (v)  the terms "includes" or "including" shall mean without limitation by reason of enumeration;

            (vi)  the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

           (vii)  the headings and captions used in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of the provisions of this Agreement;

          (viii)  the words "to Junior Lender's knowledge" or "to the knowledge of Junior Lender" (or words of similar meaning) shall mean to the actual knowledge of officers of the applicable Junior Lender with direct oversight responsibility for its Junior Loan without independent investigation or inquiry and without any imputation whatsoever; and

            (ix)  the words "to Senior Lender's knowledge" or "to the knowledge of Senior Lender" (or words of similar meaning) shall mean to the actual knowledge of officers of Senior Lender with direct oversight responsibility for the Senior Loan without independent investigation or inquiry and without any imputation whatsoever.

        Section 2.    Characterization of the Junior Loans.

        (a)    Senior Loan.    Each Junior Lender, with respect only to its Junior Loan, hereby acknowledges that (i) Senior Borrower will not ever have any liability or obligation whatsoever with respect to the Junior Notes or otherwise in connection with the payment of the Junior Loans, (ii) the Junior Loans do not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Premises or any other collateral securing the Senior Loan or otherwise grant to any Junior Lender the status as a creditor of Senior Borrower, (iii) they shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Premises or any status as a creditor of Senior Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Senior Borrower and (iv) they shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Junior Loans as having conferred upon any Junior Lender any lien or encumbrance upon, or security interest in, the Premises or any portion thereof or as having conferred upon Junior Lenders the status of a creditor of Senior Borrower.

        (b)    First Mezzanine Loan.    First Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the First Mezzanine Borrower will ever have any liability or obligation whatsoever with respect to the First Mezzanine Note or otherwise in connection with the payment of the First Mezzanine Loan; (ii) the First Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the First Mezzanine Loan; (iii) the First Mezzanine Loan does not grant to First Mezzanine Lender the status as a creditor of any Junior Borrower other than First Mezzanine Borrower; (iv) First Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the First Mezzanine Loan; (v) First Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than First Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against First Mezzanine Borrower; and (vi) First Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the First Mezzanine Loan as having conferred upon First Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the First Mezzanine Loan or as having conferred upon First Mezzanine Lender the status of a creditor of any Junior Borrower other than First Mezzanine Borrower.

        (c)    Second Mezzanine Loan.    Second Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Second Mezzanine Borrower will ever have any liability or obligation whatsoever with respect to the Second Mezzanine Note or otherwise in connection with the payment of the Second Mezzanine Loan; (ii) the Second Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the Second Mezzanine Loan; (iii) the Second Mezzanine Loan does not grant to Second Mezzanine Lender the status as a creditor of any Junior Borrower other than Second Mezzanine Borrower; (iv) Second Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Second Mezzanine Loan; (v) Second Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Second Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Second Mezzanine Borrower; and (vi) Second Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Second Mezzanine Loan as having conferred upon Second Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Second Mezzanine Loan or as having conferred upon Second

Mezzanine Lender the status of a creditor of any Junior Borrower other than Second Mezzanine Borrower.

        (d)    Third Mezzanine Loan.    Third Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Third Mezzanine Borrower will ever have any liability or obligation whatsoever with respect to the Third Mezzanine Note or otherwise in connection with the payment of the Third Mezzanine Loan; (ii) the Third Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the Third Mezzanine Loan; (iii) the Third Mezzanine Loan does not grant to Third Mezzanine Lender the status as a creditor of any Junior Borrower other than Third Mezzanine Borrower; (iv) Third Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Third Mezzanine Loan; (v) Third Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Third Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Third Mezzanine Borrower; and (vi) Third Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Third Mezzanine Loan as having conferred upon Third Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Third Mezzanine Loan or as having conferred upon Third Mezzanine Lender the status of a creditor of any Junior Borrower other than Third Mezzanine Borrower.

        (e)    Fourth Mezzanine Loan.    Fourth Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Fourth Mezzanine Borrower will ever have any liability or obligation whatsoever with respect to the Fourth Mezzanine Note or otherwise in connection with the payment of the Fourth Mezzanine Loan; (ii) the Fourth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the Fourth Mezzanine Loan; (iii) the Fourth Mezzanine Loan does not grant to Fourth Mezzanine Lender the status as a creditor of any Junior Borrower other than Fourth Mezzanine Borrower; (iv) Fourth Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Fourth Mezzanine Loan; (v) Fourth Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Fourth Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Fourth Mezzanine Borrower; and (vi) Fourth Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Fourth Mezzanine Loan as having conferred upon Fourth Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Fourth Mezzanine Loan or as having conferred upon Fourth Mezzanine Lender the status of a creditor of any Junior Borrower other than Fourth Mezzanine Borrower.

        (f)    Fifth Mezzanine Loan.    Fifth Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Fifth Mezzanine Borrower will ever have any liability or obligation whatsoever with respect to the Fifth Mezzanine Note or otherwise in connection with the payment of the Fifth Mezzanine Loan; (ii) the Fifth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the Fifth Mezzanine Loan; (iii) the Fifth Mezzanine Loan does not grant to Fifth Mezzanine Lender the status as a creditor of any Junior Borrower other than Fifth Mezzanine Borrower; (iv) Fifth Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Fifth Mezzanine Loan; (v) Fifth Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior

Borrower other than Fifth Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Fifth Mezzanine Borrower; and (vi) Fifth Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Fifth Mezzanine Loan as having conferred upon Fifth Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Fifth Mezzanine Loan or as having conferred upon Fifth Mezzanine Lender the status of a creditor of any Junior Borrower other than Fifth Mezzanine Borrower.

        (g)    Sixth Mezzanine Loan.    Sixth Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Sixth Mezzanine Borrower will ever have any liability or obligation whatsoever with respect to the Sixth Mezzanine Note or otherwise in connection with the payment of the Sixth Mezzanine Loan; (ii) the Sixth Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the Sixth Mezzanine Loan; (iii) the Sixth Mezzanine Loan does not grant to Sixth Mezzanine Lender the status as a creditor of any Junior Borrower other than Sixth Mezzanine Borrower; (iv) Sixth Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Sixth Mezzanine Loan; (v) Sixth Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Sixth Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Sixth Mezzanine Borrower; and (vi) Sixth Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Sixth Mezzanine Loan as having conferred upon Sixth Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Sixth Mezzanine Loan or as having conferred upon Sixth Mezzanine Lender the status of a creditor of any Junior Borrower other than Sixth Mezzanine Borrower.

        (h)    Seventh Mezzanine Loan.    Seventh Mezzanine Lender hereby acknowledges that (i) no Junior Borrower other than the Seventh Mezzanine Borrower will ever have any liability or obligation whatsoever with respect to the Seventh Mezzanine Note or otherwise in connection with the payment of the Seventh Mezzanine Loan; (ii) the Seventh Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan other than the Seventh Mezzanine Loan; (iii) the Seventh Mezzanine Loan does not grant to Seventh Mezzanine Lender the status as a creditor of any Junior Borrower other than Seventh Mezzanine Borrower; (iv) Seventh Mezzanine Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan other than the Seventh Mezzanine Loan; (v) Seventh Mezzanine Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower other than Seventh Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Seventh Mezzanine Borrower; and (vi) Seventh Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Seventh Mezzanine Loan as having conferred upon Seventh Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan other than the Seventh Mezzanine Loan or as having conferred upon Seventh Mezzanine Lender the status of a creditor of any Junior Borrower other than Seventh Mezzanine Borrower.

        (i)    Junior Loans.    Senior Lender hereby acknowledges that (i) no Junior Borrower will ever have any liability or obligation whatsoever with respect to the Senior Note or otherwise in connection with the payment of the Senior Loan; (ii) the Senior Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Junior Loan; (iii) the Senior

Loan does not grant to Senior Lender the status as a creditor of any Junior Borrower; (iv) Senior Lender shall not assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Junior Loan; (v) Senior Lender shall not assert, claim or raise as a defense any status as a creditor of any Junior Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against any Junior Borrower; and (vi) Senior Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Senior Loan as having conferred upon Senior Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Junior Loan or as having conferred upon Senior Lender the status of a creditor of any Junior Borrower.

        Section 3.    Approval of Loans and Loan Documents.

        (a)    Junior Lenders.    Each Junior Lender hereby acknowledges that (i) it has received and reviewed and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Senior Loan and each of the Junior Loans and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Senior Loan Documents and each of the Junior Loan Documents; (ii) the execution, delivery and performance of the Senior Loan Documents and each of the Junior Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Junior Loan Documents relating to the Junior Loan held by such Junior Lender; (iii) none of Senior Lender or any of the other Junior Lenders are under any obligation or duty to, nor has Senior Lender or any of the other Junior Lenders represented that either will, see to (A) the application of the proceeds of the Senior Loan by Borrower or any other Person to whom Senior Lender disburses such proceeds and (B) the application of the proceeds of any Junior Loan other than the Junior Loan held by such Junior Lender; (iv) (A) any application or use of the proceeds of the Senior Loan for purposes other than those provided in the Senior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Senior Loan Documents and (B) any application or use of the proceeds of any Junior Loan other than the Junior Loan held by such Junior Lender for purposes other than those provided in the related Junior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the related Junior Loan Documents; and (v) any conditions precedent to such Junior Lender's consent to mezzanine or partner financing as set forth in the Junior Loan Documents or any other agreements with Junior Borrowers, as they apply to the Junior Loan Documents or the making of the Junior Loans, have been either satisfied or waived.

        (b)    Senior Lender.    Senior Lender hereby acknowledges that (i) it has received and reviewed, and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Junior Loans and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Junior Loan Documents; (ii) subject to the terms and provisions of this Agreement, the execution, delivery and performance of the Junior Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Senior Loan Documents; (iii) none of the Junior Lenders are under any obligation or duty to, nor has any Junior Lender represented that it will, see to the application of the proceeds of the Junior Loans; (iv) any application or use of the proceeds of the Junior Loans for purposes other than those provided in the Junior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Junior Loan Documents; and (v) any conditions precedent to Senior Lender's consent to mezzanine or partner financing as set forth in the Senior Loan Documents or any other agreements with the Senior Borrower, as they apply to the Junior Loan Documents or the making of the Junior Loans, have been either satisfied or waived. Notwithstanding any provisions herein to the contrary, Senior Lender agrees that no default or Event of Default under any of the Junior Loan Documents shall, in and of itself, constitute or give rise to a default or Event of Default under the Senior Loan Documents, entitle Senior Lender to accelerate payments under the Senior Loan Documents or entitle Senior Lender to modify any provisions of the Senior Loan Documents;

provided, however, the circumstances giving rise to a default or Event of Default under the Junior Loan Documents may independently give rise to a default or Event of Default under the Senior Loan Documents as provided for therein.

        Section 4.    Representations and Warranties.

        (a)    Senior Lender.    Senior Lender hereby represents and warrants to each of the Junior Lenders as follows:

            (i)  Exhibit A attached hereto and made a part hereof is a true and correct listing of the material Senior Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To Senior Lender's knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under any of the Senior Loan Documents.

           (ii)  Senior Lender and the other Senior Noteholders (as defined in the Senior Loan Agreement) are the legal and beneficial owners of the Senior Loan free and clear of any lien, security interest, option or other charge or encumbrance.

          (iii)  There are no conditions precedent to the effectiveness of this Agreement with respect to Senior Lender that have not been satisfied or waived.

          (iv)  Senior Lender has, independently and without reliance upon Junior Lenders and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to make the Senior Loan and to enter into this Agreement.

           (v)  Senior Lender is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

          (vi)  All actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of Senior Lender have been duly taken, and all such actions continue in full force and effect as of the date hereof.

         (vii)  Senior Lender has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid, and binding agreement of Senior Lender enforceable against Senior Lender in accordance with its terms subject to (y) applicable bankruptcy, reorganization, insolvency and moratorium laws and (z) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity.

        (viii)  To Senior Lender's knowledge, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Senior Lender of this Agreement or consummation by Senior Lender of the transactions contemplated by this Agreement.

          (ix)  None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (v) violate or conflict with any provision of the organizational or governing documents, if any, of Senior Lender, (w) to Senior Lender's knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any material contract, mortgage, lease, bond, indenture, agreement, or other instrument to which Senior Lender is a party or to which any of its properties are subject, (x) to Senior Lender's knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of Senior Lender pursuant to the terms of any such material contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument, (y) violate any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental or regulatory body of which Senior Lender has knowledge against, or binding upon, Senior Lender or upon any of the securities, properties, assets, or business of Senior Lender or (z) to Senior Lender's knowledge, constitute a violation by Senior Lender of any statute, law or regulation that is applicable to Senior Lender.

           (x)  The Senior Loan is not cross-defaulted with any other loan. The Premises do not secure any other loan from Senior Lender to Senior Borrower, Junior Borrowers or any other Affiliate of Senior Borrower.

        (b)    Junior Lenders.    Each Junior Lender hereby represents and warrants, for itself only, to Senior Lender and the other Junior Lenders as follows:

            (i)  There are no conditions precedent to the effectiveness of this Agreement that with respect to such Junior Lender have not been satisfied or waived.

           (ii)  Such Junior Lender has, independently and without reliance upon Senior Lender or any other Junior Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to make its respective Junior Loan and to enter into this Agreement.

          (iii)  Such Junior Lender is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

          (iv)  All actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of such Junior Lender have been duly taken, and all such actions continue in full force and effect as of the date hereof.

           (v)  Such Junior Lender has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid, and binding agreement of such Junior Lender enforceable against such Junior Lender in accordance with its terms subject to (x) applicable bankruptcy, reorganization, insolvency and moratorium laws and (y) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity.

          (vi)  To the knowledge of such Junior Lender, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by such Junior Lender of this Agreement or consummation by such Junior Lender of the transactions contemplated by this Agreement.

         (vii)  None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (v) violate or conflict with any provision of the organizational or governing documents of such Junior Lender, (w) to such Junior Lender's knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any material contract, mortgage, lease, bond, indenture, agreement, or other instrument to which such Junior Lender is a party or to which any of its properties are subject, (x) to such Junior Lender's knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of such Junior Lender pursuant to the terms of any such material contract, mortgage, lease, bond, indenture, agreement, franchise, or other instrument (provided, however, that such Junior Lender shall have the right to grant a lien, charge, encumbrance, claim or security interest in the Junior Loan held by such Junior Lender or any portion thereof to a Loan Pledgee as contemplated by the provisions of Section 16), (y) violate any judgment, order, injunction, decree, or award of any court, arbitrator, administrative agency or governmental or regulatory body of which such Junior Lender has knowledge against, or binding upon, such Junior Lender or upon any of the securities, properties, assets, or business of such Junior Lender or (z) to such Junior Lender's knowledge, constitute a violation by such Junior Lender of any statute, law or regulation that is applicable to such Junior Lender.

        (viii)  Such Junior Lender is a "Qualified Transferee" pursuant to clause (v) of the definition thereof.

        (c)    First Mezzanine Lender.    First Mezzanine Lender (but not any transferee, successor or assign of First Mezzanine Lender) hereby represents and warrants as follows:

            (i)  Exhibit B attached hereto and made a part hereof is a true and correct listing of all material First Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To First Mezzanine Lender's knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the First Mezzanine Loan Documents.

           (ii)  First Mezzanine Lender and the other First Mezzanine Noteholders are the legal and beneficial owners of the entire First Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 16.

          (iii)  The First Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan. The Premises do not secure any loan from First Mezzanine Lender to First Mezzanine Borrower or any other Affiliate of Senior Borrower.

        (d)    Second Mezzanine Lender.    Second Mezzanine Lender (but not any transferee, successor or assign of Second Mezzanine Lender) hereby represents and warrants as follows:

            (i)  Exhibit C attached hereto and made a part hereof is a true and correct listing of all material Second Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To Second Mezzanine Lender's knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Second Mezzanine Loan Documents.

           (ii)  Second Mezzanine Lender and the other Second Mezzanine Noteholders are the legal and beneficial owners of the entire Second Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 16.

          (iii)  The Second Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan and the First Mezzanine Loan. The Premises do not secure any loan from Second Mezzanine Lender to Second Mezzanine Borrower or any other Affiliate of Borrower.

        (e)    Third Mezzanine Lender.    Third Mezzanine Lender (but not any transferee, successor or assign of Third Mezzanine Lender) hereby represents and warrants as follows:

            (i)  Exhibit D attached hereto and made a part hereof is a true and correct listing of all material Third Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To Third Mezzanine Lender's knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Third Mezzanine Loan Documents.

           (ii)  Third Mezzanine Lender and the other Third Mezzanine Noteholders are the legal and beneficial owners of the entire Third Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 16.

          (iii)  The Third Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan and the Second Mezzanine Loan. The Premises do not secure any loan from Third Mezzanine Lender to Third Mezzanine Borrower or any other Affiliate of Senior Borrower.

        (f)    Fourth Mezzanine Lender.    Fourth Mezzanine Lender (but not any transferee, successor or assign of Fourth Mezzanine Lender) hereby represents and warrants as follows:

            (i)  Exhibit E attached hereto and made a part hereof is a true and correct listing of all material Fourth Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To Fourth Mezzanine Lender's knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Fourth Mezzanine Loan Documents.

           (ii)  Fourth Mezzanine Lender and the other Fourth Mezzanine Noteholders are the legal and beneficial owners of the entire Fourth Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 16.

          (iii)  The Fourth Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan, the Second Mezzanine Loan and the Third Mezzanine Loan. The Premises do not secure any loan from Fourth Mezzanine Lender to Fourth Mezzanine Borrower or any other Affiliate of Borrower.

        (g)    Fifth Mezzanine Lender.    Fifth Mezzanine Lender (but not any transferee, successor or assign of Fifth Mezzanine Lender) hereby represents and warrants as follows:

            (i)  Exhibit F attached hereto and made a part hereof is a true and correct listing of all material Fifth Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To Fifth Mezzanine Lender's knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Fifth Mezzanine Loan Documents.

           (ii)  Fifth Mezzanine Lender and the other Fifth Mezzanine Noteholders are the legal and beneficial owners of the entire Fifth Mezzanine Loan free and clear of any lien, security interest,

  option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 16.

          (iii)  The Fifth Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan and the Fourth Mezzanine Loan. The Premises do not secure any loan from Fifth Mezzanine Lender to Fifth Mezzanine Borrower or any other Affiliate of Borrower.

        (h)    Sixth Mezzanine Lender.    Sixth Mezzanine Lender (but not any transferee, successor or assign of Sixth Mezzanine Lender) hereby represents and warrants as follows:

            (i)  Exhibit G attached hereto and made a part hereof is a true and correct listing of all material Sixth Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To Sixth Mezzanine Lender's knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Sixth Mezzanine Loan Documents.

           (ii)  Sixth Mezzanine Lender and the other Sixth Mezzanine Noteholders are the legal and beneficial owners of the entire Sixth Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 16.

          (iii)  The Sixth Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan and the Fifth Mezzanine Loan. The Premises do not secure any loan from Sixth Mezzanine Lender to Sixth Mezzanine Borrower or any other Affiliate of Borrower.

        (i)    Seventh Mezzanine Lender.    Seventh Mezzanine Lender (but not any transferee, successor or assign of Seventh Mezzanine Lender) hereby represents and warrants as follows:

            (i)  Exhibit H attached hereto and made a part hereof is a true and correct listing of all material Seventh Mezzanine Loan Documents (including all amendments, modifications, replacements, restatements and supplements thereof) as of the date hereof. To Seventh Mezzanine Lender's knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Seventh Mezzanine Loan Documents.

           (ii)  Seventh Mezzanine Lender and the other Seventh Mezzanine Noteholders are the legal and beneficial owners of the entire Seventh Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 16.

          (iii)  The Seventh Mezzanine Loan is not cross-defaulted with any loan other than the Senior Loan, the First Mezzanine Loan, the Second Mezzanine Loan, the Third Mezzanine Loan, the Fourth Mezzanine Loan, the Fifth Mezzanine Loan and the Sixth Mezzanine Loan. The Premises do not secure any loan from Seventh Mezzanine Lender to Seventh Mezzanine Borrower or any other Affiliate of Senior Borrower.

        Section 5.    Transfer of Junior Loan or Senior Loan.

        (a)    Junior Lender.    Notwithstanding the provisions of Section 9 or any other provisions hereof (including the provisions of Section 12(a)(iii) hereof), no Junior Lender or any Loan Pledgee with respect to a Junior Loan shall Transfer in the aggregate, taking into account all prior Transfers, more than forty nine percent (49%) of its respective beneficial interest in its respective Junior Loan to any Person that is not a Qualified Transferee or a Loan Pledgee, without receiving a Rating Agency Confirmation (in which case the related transferee shall thereafter be deemed to be a "Qualified

Transferee" for all purposes of this Agreement), and in connection with any Transfer to a Qualified Transferee, any such Junior Lender shall, if requested by the Rating Agencies, provide to Senior Lender, the other Junior Lenders and the Rating Agencies within five (5) Business Days of such Transfer a certification that such Transfer has been made to a Qualified Transferee or a Loan Pledgee. Any such transferee (other than a Loan Pledgee or a participant in connection with a participation of a portion of the applicable Junior Loan), must assume in writing the obligations of such Junior Lender hereunder arising from and after the date of such Transfer (and such Junior Lender shall remain liable for its obligations hereunder arising prior to the date of such Transfer) and agree to be bound by the terms and provisions hereof. Such proposed transferee (other than a Loan Pledgee (prior to its realization on the Pledged Junior Loan) or a participant in connection with a participation of a portion of the applicable Junior Loan) shall also remake each of the representations and warranties contained herein which are applicable to the Junior Loan being acquired for the benefit of the Senior Lender and the Junior Lenders.

        (b)    Senior Junior Lender.    Each Senior Junior Lender may, from time to time, in its sole discretion Transfer all or any part of the applicable Senior Junior Loan or any interest therein as permitted herein without the consent of any applicable Subordinate Junior Lender but subject to the other provisions of this Section 5, and, notwithstanding any such Transfer or subsequent Transfer by a transferee of such Senior Junior Lender, such Senior Junior Loan and such Senior Junior Loan Documents shall be and remain a senior obligation with respect to the applicable Subordinate Junior Loans in the respects set forth in this Agreement and in accordance with the terms and provisions of this Agreement; provided, however, in no event shall any such Transfer be to Senior Borrower or to any Affiliate of Senior Borrower (including, without limitation, any Junior Borrower that is an Affiliate of Senior Borrower), provided, however, that the aforesaid prohibition shall not apply to any Junior Lender or an Affiliate thereof that has acquired title to Equity Collateral.

        (c)    Directing Senior Lender.    If more than one Person shall hold a direct interest in the Senior Loan, the holder(s) of more than fifty percent (50%) of the principal amount of the Senior Loan (unless the applicable participation agreement or co-lender agreement among the holders of the Senior Loan provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which each Junior Lender shall be entitled to rely) shall designate by written notice to the Junior Lenders either (i) one of such Persons or (ii) a servicer on behalf of such Persons (the "Directing Senior Lender") to act on behalf of all such Persons holding an interest in the Senior Loan. Except as otherwise agreed in writing by the Senior Lender and Junior Lenders, the Directing Senior Lender shall have the sole right to receive any notices which are required to be given or which may be given to the Senior Lender and to exercise the rights and power given to the Senior Lender, including any approval rights of the Senior Lender; provided, that until a Directing Senior Lender has been so designated, the last Person known to the Junior Lenders to be the Directing Senior Lender or to hold more than a fifty percent (50%) direct interest in the Senior Loan shall be deemed to be the Directing Senior Lender. Once a Directing Senior Lender has been designated hereunder, each Junior Lender shall be entitled to rely on such designation until it has received written notice from the Directing Senior Lender or the holder(s) of more than fifty percent (50%) of the principal amount of the Senior Loan of the designation of a different Person to act as the Directing Senior Lender (unless the applicable participation agreement or co-lender agreement among the holders of the Senior Loan provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which each Junior Lender shall be entitled to rely). Notwithstanding any provision of this Section 5(c) to the contrary, each Person holding an interest in the Senior Loan shall be deemed to be a Senior Lender for purposes of the rights and restrictions contained in Sections 5(a), (b) and (c) , and shall be subject to the rights and restrictions thereof with respect to such Person's interest in the Senior Loan.

        (d)    Directing Junior Lender.    If more than one Person shall hold a direct interest in a Junior Loan, the holder(s) of more than fifty percent (50%) of the principal amount of such Junior Loan (unless the applicable participation agreement or co-lender agreement among the holders of such Junior Loan provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which Senior Lender and each Junior Lender shall be entitled to rely) shall designate by written notice to Senior Lender and the other Junior Lenders one of such Persons (a "Directing Junior Lender") to act on behalf of all such Persons holding an interest in such Junior Loan. Except as otherwise agreed in writing by the Senior Lender and Junior Lenders, the Directing Junior Lender shall have the sole right to receive any notices which are required to be given or which may be given to the Junior Lender holding the applicable Junior Loan pursuant to this Agreement and to exercise the rights and power given to the Junior Lender holding the applicable Junior Loan hereunder, including any approval rights of the Junior Lender holding the applicable Junior Loan; provided, that until a Directing Junior Lender has been so designated, the last Person known to the Senior Lender and the other Junior Lenders to hold more than a fifty percent (50%) direct interest in the applicable Junior Loan shall be deemed to be the Directing Junior Lender for such Junior Loan. Once a Directing Junior Lender has been designated hereunder with respect to a Junior Loan, Senior Lender and each other Junior Lender shall be entitled to rely on such designation until it has received written notice from the holder(s) of more than fifty percent (50%) of the principal amount of the applicable Junior Loan of the designation of a different Person to act as the Directing Junior Lender for such Junior Loan (unless the applicable participation agreement or co-lender agreement among the holders of such Junior Loan provides a different designation mechanism, which different mechanism shall be specified in such notice and upon which Senior Lender and each Junior Lender shall be entitled to rely). Notwithstanding any provision of this Section 5(d) to the contrary, each Person holding an interest in a Junior Loan shall be deemed to be a Junior Lender with respect to the applicable Junior Loan for purposes of the rights and restrictions contained in Section 5(a), (b) and (d) , and shall be subject to the rights and restrictions thereof with respect to such Person's interest in the applicable Junior Loan.

        (e)    Senior Lender.    Senior Lender may, from time to time, in its sole discretion, Transfer all or any of the Senior Loan or any interest therein in accordance with the terms of this Agreement, provided that any such transferee (other than in connection with a Securitization, provided the Transfer is made subject to this Agreement) assumes in writing the obligations of Senior Lender hereunder accruing from and after such Transfer and (except in connection with a Securitization) agrees to be bound by the terms and provisions hereof, and notwithstanding any such Transfer or subsequent Transfer, the Senior Loan and the Senior Loan Documents shall be and remain a senior obligation in the respects set forth in this Agreement to the Junior Loan and the Junior Loan Documents in accordance with the terms and provisions of this Agreement. Senior Lender agrees that, Senior Lender will not Transfer the Senior Loan to Borrower or any Affiliate of Borrower without the consent of all of the Junior Lenders, which may be withheld in the Junior Lenders' sole discretion.

        Section 6.    Foreclosure of Separate Collateral.    (a) Notwithstanding the provisions of Section 8 or any other provisions hereof (including the provisions of Section 12(a)(iii) hereof), no Junior Lender nor any Loan Pledgee with respect to a Junior Loan shall complete a foreclosure or otherwise realize upon any of its Equity Collateral (or accept title to such Equity Collateral in lieu of foreclosure, including, without limitation, sell or otherwise transfer the Equity Collateral) unless (i) the transferee of the title to such Equity Collateral is a Qualified Transferee, (ii) each of the Individual Properties will be managed and operated by a Qualified Operator within thirty (30) days after the transfer of title, (iii) if a non-consolidation opinion was delivered in connection with the origination of the Senior Loan, there is delivered at the transfer of title a non-consolidation opinion which has been reviewed and approved by counsel to such Junior Lender as being in a form which would be in such counsel's view acceptable to the Rating Agencies, and within ten (10) Business Days after the transfer, a non-consolidation opinion acceptable to the Rating Agencies and the applicable Senior Junior Lenders, (iv) the existing cash management system is maintained, to the extent required under the Senior Loan Documents and the applicable Senior Junior Loan Documents, (v) immediately following such foreclosure reserves for taxes, debt service, capital repair and improvement expenses, tenant improvement expenses, leasing commissions and operating expenses, insurance and ground rents, if any, are, to the extent required under the Senior Loan Documents and the applicable Senior Junior Loan Documents, maintained, (vi) after giving effect to such Transfer, on and after the date of such Transfer, Senior Borrower and the applicable Junior Borrower (to the extent required by the Senior Loan Documents and the applicable Senior Junior Loan Documents) are Special Purpose Entities, and (vii) notice of the Transfer and an officer's certificate from an officer of the applicable Junior Lender certifying that all conditions set forth in clauses (i) through (vi) above have been satisfied must be provided to Senior Lender, the applicable Senior Junior Lenders and the Rating Agencies upon the satisfaction of the requirements set forth above (which shall be within thirty (30) days subsequent to the Transfer). In the event that such Transfer results in the explicit release from future liability of any guarantor, indemnitor, pledgor, or other obligor (each, a "Third Party Obligor"), under the Senior Loan and/or any Senior Junior Loan, or any other guaranty, pledge or indemnity which may constitute a Senior Loan Document and/or a Senior Junior Loan Document (each, a "Third Party Agreement"), such transferee or an Affiliate thereof reasonably satisfactory to Senior Lender and the applicable Senior Junior Lender shall: (A) execute and deliver to each of Senior Lender and/or the applicable Senior Junior Lender a substitute Third Party Agreement from a substitute Third Party Obligor reasonably acceptable to Senior Lender and each applicable Senior Junior Lender, in each case in a form substantially similar to the original Third Party Agreement that it is replacing or otherwise in form reasonably acceptable to Senior Lender and each applicable Senior Junior Lender, pursuant to which the substitute Third Party Obligor shall undertake the obligations set forth therein from and after the date of such Transfer (and only to the extent arising from and after the date of such Transfer), and (B) if there are Certificates then outstanding, deliver (or cause to be delivered) to Senior Lender and each Rating Agency, an opinion of counsel that the substitution of the original Third Party Obligor and the original Third Party Agreement with a substitute Third Party Obligor and a substitute Third Party Agreement, would not cause a "significant modification" of the Senior Loan, as such term is defined in Treasury Regulations Section 1.860G 2(b); provided, however, that any substitute Third Party Obligor which is a Qualified Transferee pursuant to clause (iv) of the definition of "Qualified Transferee" shall be deemed satisfactory to Senior Lender and the applicable Senior Junior Lenders.

        (b)   Nothing contained herein shall limit or restrict the right of any Junior Lender to exercise its rights and remedies, in law or in equity, or otherwise, in order to realize on any of its Separate Collateral that is not Equity Collateral and to apply the proceeds therefrom as it deems appropriate in its discretion (i.e., without payment subordination) (including exercising any remedy against any guarantor (a "Guarantor") pursuant to any guaranty granted to any Junior Lender as additional collateral to secure the obligations under the applicable Junior Loan Documents) (a "Guaranty Claim"); provided, however, each Junior Lender agrees that it shall not pursue the enforcement of any judgments against Guarantor (but shall not be precluded from obtaining a judgment) pursuant to this clause (b) if (i) Junior Lender has received notice that Senior Lender is simultaneously exercising any rights and remedies that it may have against such Guarantor under any guaranty granted to Senior Lender as additional collateral to secure the obligations under the Senior Loan Documents or (ii) Junior Lender has received notice that a Senior Junior Lender is simultaneously exercising any rights and remedies that it may have against such Guarantor under any guaranty granted to such Senior Junior Lender as additional collateral to secure the obligations under the Senior Junior Loan Documents and any right of payment of any Junior Lender under a Guaranty Claim shall be subject and subordinate in all respects to the rights and claims of Senior Lender and any applicable Senior Junior Lenders against such Guarantor.

        (c)   In the event a Junior Lender that is a Qualified Transferee or any Qualified Transferee purchaser at a UCC sale obtains title to the Equity Collateral, each of Senior Lender and any Senior

Junior Lender acknowledges and agrees that any transfer or assumption fee in the Senior Loan Agreement or any Senior Junior Loan Agreement shall be waived as a condition to such Transfer however, all reasonable expenses incurred by Senior Lender and by any Senior Junior Lender in connection with any such Transfer shall be paid by such Junior Lender and any such Transfer shall not constitute a breach or default under the Senior Loan Documents or any Senior Junior Loan Documents, provided that such action is enforced in accordance with the terms and conditions of this Agreement, including Section 6(a) . Senior Lender and any applicable Senior Junior Lender shall not impose any unreasonable delay in connection with any such Transfer.

        (d)   To the extent that any Qualified Transferee acquires the Equity Collateral pledged to a Junior Lender pursuant to the Junior Loan Documents in accordance with the provisions and conditions of this Agreement (including, but not limited to Section 12 hereof), such Qualified Transferee shall acquire the same subject to (i) the Senior Loan and the terms, conditions and provisions of the Senior Loan Documents and (ii) the applicable Senior Junior Loans and the terms, conditions and provisions of the applicable Senior Junior Loan Documents, in each case for the balance of the term thereof, which shall not be accelerated by Senior Lender or the related Senior Junior Lender solely due to such acquisition and shall remain in full force and effect; provided, however, that (A) such Qualified Transferee shall cause, within ten (10) days after the transfer, (1) Senior Borrower and (2) the applicable Senior Junior Borrowers, in each case to reaffirm in writing, subject to such exculpatory provisions as shall be set forth in the Senior Loan Documents and the related Senior Junior Loan Documents, as applicable, all of the terms, conditions and provisions of the Senior Loan Documents and the related Senior Junior Loan Documents, as applicable, on Senior Borrower's or the applicable Senior Junior Borrower's, as applicable, part to be performed and (B) all defaults under (1) the Senior Loan and (2) the applicable Senior Junior Loans, in each case which remain uncured or unwaived as of the date of such acquisition have been cured by such Qualified Transferee except for defaults that are not susceptible of being cured by such Qualified Transferee; provided, that such defaults which are not susceptible of being cured do not materially impair the value, use or operation of the Premises taken as a whole, all as determined in the reasonable judgment of Senior Lender and the applicable Senior Junior Lenders, or in the case of defaults that can only be cured by the Junior Lender following its acquisition of the Equity Collateral, the same shall be cured by the Junior Lender prior to the expiration of the applicable Extended Non-Monetary Cure Period.

        (e)   Nothing contained in Section 5(a) or this Section 6 is intended (i) to limit any Loan Pledgee's right under its financing documents with any Junior Lender to foreclose against such Junior Lender, provided that such Loan Pledgee complies with the applicable provisions of Section 16, or (ii) if any such Loan Pledgee has foreclosed under its financing documents as aforesaid, to limit such Loan Pledgee's right to foreclose against the applicable Junior Borrower's interest in the Separate Collateral, provided that Loan Pledgee complies with the applicable provisions of Section 5 and this Section 6.

        Section 7.    Notice of Rating Confirmation.    Each Junior Lender shall promptly notify Senior Lender and each other Junior Lender of any intended action relating to its respective Junior Loan which would require Rating Agency Confirmation hereunder and shall cooperate with Senior Lender in obtaining such confirmation. Senior Lender promptly shall notify Junior Lenders of any intended action relating to the Senior Loan which would so require Rating Agency Confirmation and shall cooperate with Junior Lenders in obtaining such confirmation. The party whose actions necessitate or require Rating Agency Confirmation shall pay all fees and expenses of the Rating Agencies in connection with such request.

        Section 8.    Modifications, Amendments, etc.    (a) Senior Lender shall have the right without the consent of any Junior Lender in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a "Senior Loan Modification") of the Senior Loan or any of the Senior Loan Documents provided that no such Senior Loan Modification shall (i) increase the interest rate or principal amount of the Senior

Loan except for increases in principal to cover workout costs and enforcement costs (including closing costs in connection therewith) and Protective Advances, (ii) increase in any other material respect any monetary obligations of Senior Borrower under the Senior Loan Documents, (iii) extend or shorten the scheduled maturity date of the Senior Loan (other than by acceleration of the Senior Loan after the lapse of any cure periods granted to any Junior Lender pursuant to the terms of this Agreement or an extension option scheduled pursuant to the terms of the Senior Loan Documents on the date hereof), (iv) increase the amount of any principal payments required under the Senior Loan or modify any related principal amortization schedule in a manner which would increase the amount of principal payments except if increased in connection with (i) above, (v) convert or exchange the Senior Loan into or for any other indebtedness or subordinate any of the Senior Loan to any other indebtedness of Senior Borrower, (vi) accept a grant of any lien on or security interest in any collateral or property of Senior Borrower or any other Person not originally granted or contemplated to be granted under the Senior Loan Documents, (vii) modify, waive or amend the terms and provisions of the Senior Loan Cash Management Agreement or the Senior Loan Agreement with respect to (1) the definitions of "Acceptable Counterparty", "Debt Service", "Limited Cure Release Amount", "Release Amount" or "Spread Maintenance Premium" (as such terms are defined in the Senior Loan Agreement and/or the Cash Management Agreement), and any of the terms used within such definitions or the covenants relating thereto, (2) any reserves or escrows, including, without limitation, those for taxes, insurance, debt service, repairs, replacements and ground rent, if any, or any provisions regarding the release of funds from escrow (or waive compliance therewith) or reduce or, except as may be reasonably required, increase monthly escrow deposit amounts, (3) any future funding obligation or additional advances of loan proceeds, if any, or (4) the amount of, manner, timing, method of the application of, or order of priority in payment, of payments under the Senior Loan Documents or the Junior Loan Documents, (viii) cross-default the Senior Loan with or subordinate the Senior Loan to any other indebtedness, (ix) obtain any equity interest in Senior Borrower or any Junior Borrower, or any contingent interest, additional interest or so called "kicker" measured on the basis of the cash flow or appreciation of the Premises, (x) consent to a higher strike price with respect to the current or any new or extended interest rate cap agreement entered into in connection with the Senior Loan or any extended term of the Senior Loan or waive the requirement for an interest rate cap agreement if now or in the future called for under the Senior Loan Documents or waive or release any obligation of the counterparty under any interest rate cap agreement, (xi) waive, amend or modify the transfer or encumbrance provisions in the Senior Loan Documents, including, without limitation, modifying the Release Amount or Limited Cure Release Amount, (xii) spread the lien of any Mortgage to encumber additional real property (other than pursuant to the Substitution provisions of the Senior Loan Agreement), (xiii) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield or spread maintenance charge or impose any prepayment fee or premium or yield or spread maintenance charge in connection with a prepayment of the Senior Loan when none is now required or after the current maturity date of the Senior Loan or increase the amount of such prepayment fee, premium or yield or spread maintenance charge, (xiv) modify, waive or amend, in any material respect, the terms and provisions of Section 6.1 of the Senior Loan Agreement (including any deductibles, limits, qualifications of insurers or terrorism insurance requirements), (xv) release its lien on any material portion of the collateral originally granted under the Senior Loan Documents (except as may be required in accordance with the terms of the Senior Loan Documents), (xvi) amend or modify the definition of Event of Default under the Senior Loan Documents, (xvii) impose any additional fees upon Senior Borrower that would be required to be paid on a periodic or regular basis, (xviii) add provisions which would prohibit or restrict any Junior Lender (or any transferee of the interest in any Junior Loan) from acquiring the interest of the applicable Junior Borrower by foreclosure of the applicable Equity Collateral, (xix) impose any financial covenants on Senior Borrower (or if such covenants exist, impose more restrictive financial covenants on Senior Borrower); provided, however, in no event shall Senior Lender be obligated to obtain any Junior Lender's consent to a Senior Loan Modification prohibited above in the case of a workout or other surrender, extension, compromise, release, renewal, or indulgence relating to the Senior Loan following the occurrence and continuance of an Event of Default under the Senior Loan Documents, except, that (A) under no condition shall the principal balance of Senior Loan be increased in violation of item (i) above (with respect to increase in principal amount only) or the modifications described in clauses (ix), (xiii) or (xvii) (except for any workout fee payable to the Servicer of the Senior Loan following a Securitization) above be made, without in each case the prior written consent of each of the Junior Lenders and (B) during any Monetary Cure Period, Extended Monetary Cure Period, Non-Monetary Cure Period or Extended Non-Monetary Cure Period, provided that each Junior Lender is in compliance with the provisions of Section 6 above, Senior Lender will not violate the provisions contained in clauses (i) through (xix) above without the prior written consent of each Junior Lender. In addition and notwithstanding the foregoing provisions of this Section 8(a), any amounts funded by Senior Lender pursuant to the Senior Loan Documents as a result of (1) the making of any Protective Advances or other advances by Senior Lender expressly permitted by the terms of the Senior Loan Documents, or (2) interest accruals or accretions provided for in the Senior Loan Documents as of the date hereof and any compounding thereof (including default interest), shall not be deemed to contravene this Section 8(a); for the purposes of this sentence the term "Protective Advances" shall include all advances where the sums advanced are advanced for the benefit of the Premises whether or not expressly provided for in the Senior Loan Documents.

        (b)   Each Subordinate Junior Lender shall have the right without the consent of Senior Lender or any Senior Junior Lender, in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a "Junior Loan Modification") of its Junior Loan or Junior Loan Documents, provided, that without first receiving the consent of Senior Lender and any applicable Senior Junior Lender, no such Junior Loan Modification shall: (i) increase the interest rate or principal amount of the applicable Junior Loan except for increases in principal to cover workout costs and enforcement costs (including closing costs in connection therewith) and Protective Advances, (ii) increase in any other material respect any monetary obligations of the applicable Junior Borrower under the applicable Junior Loan Documents, (iii) extend or shorten the scheduled maturity date of the applicable Junior Loan (other than by an acceleration of such Junior Loan after the lapse of any cure periods granted to any Subordinate Junior Lender pursuant to the terms of this Agreement), (iv) increase the amount of any principal payments required under the applicable Junior Loan or modify any related principal amortization schedule in a manner which would increase the amount of principal payments except if increased in connection with (i) above, (v) convert or exchange the applicable Junior Loan into or for any other indebtedness, or subordinate any of such Junior Loan, to any indebtedness of the applicable Junior Borrower, (vi) accept a grant of any lien on or security interest in any collateral or property of the applicable Junior Borrower or any other Person not originally granted or contemplated to be granted under the applicable Junior Loan Documents, unless (x) such collateral or property is owned by a Person other than such Junior Borrower and is not collateral for the Senior Loan or any Senior Junior Loan and (y) the consent of Senior Lender and the applicable Senior Junior Lender, is obtained if such consent is required pursuant to the Senior Loan Documents or the applicable Senior Junior Loan Documents, (vii) obtain any equity interest in Senior Borrower or any Junior Borrower other than the applicable Junior Borrower, or any contingent interest, additional interest or so called "kicker", (viii) spread the lien and security interest of the Pledge Agreement to encumber additional collateral, (ix) cross-default the applicable Junior Loan with any other indebtedness other than the Senior Loan and any Senior Junior Loan, (x) waive, amend or modify the transfer or encumbrance provisions in the applicable Junior Loan Documents, including, without limitation, modifying the Release Amount or Limited Cure Release Amount, (xi) consent to a higher strike price with respect to the current or any new or extended interest rate cap agreement entered into in connection with the applicable Junior Loan or any extended term of the applicable Junior Loan. In addition and notwithstanding the foregoing provisions of this Section 8(b), (a) any amounts funded by a Junior Lender under its respective Junior Loan

Documents as a result of (1) the making of any Protective Advances or other advances by such Junior Lender expressly permitted by the terms of its Junior Loan Documents as of the date hereof or (2) interest accruals or accretions and any compounding thereof (including default interest) shall not be deemed to contravene this Section 8(b). Notwithstanding the foregoing, in addressing an Event of Default that has occurred under any Junior Loan Documents, or if a Junior Lender in good faith believes that a Default (as defined in the applicable Junior Loan Agreement) has occurred and Senior Lender and the applicable Senior Junior Lenders, in their reasonable discretion, concur that such Default under the applicable Junior Loan has occurred, the applicable Junior Lender shall be permitted to amend or modify the applicable Junior Loan in connection with a workout or other surrender, compromise, release, renewal or modification of such Junior Loan, provided that under no conditions shall the modifications described in clause (i) above (with respect to increases in principal amounts only), clause (ii), clause (iii) (with respect to shortening the maturity only), clause (iv), clause (v), or clause (vii) above be made without the prior written consent of Senior Lender and the applicable Senior Junior Lenders, and provided, further, that any such amendment or modification shall not (x) increase the per annum rate at which interest is payable under the applicable Junior Loan, unless such additional interest accrues and is contingent and if no Event of Default under the Senior Loan and any applicable Senior Junior Loans exists, then such additional interest may be paid from excess net cash flow that would otherwise be payable to Senior Borrower or any Junior Borrower or (y) require any specified sums as amortization payments other than as now provided under the applicable Junior Loan Documents (however, such Junior Lender will be permitted to retain excess net cash flow that would otherwise be payable to Senior Borrower or any applicable Junior Borrower and to apply such cash flow to the amortization of the principal balance of the applicable Junior Loan or to deferred interest under the applicable Junior Loan, subject to any prior right to such funds under the Senior Loan Cash Management Agreement and any applicable Senior Junior Loan Cash Management Agreement).

        (c)   Each Senior Junior Lender shall have the right without the consent of any applicable Subordinate Junior Lender, in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a "Senior Junior Loan Modification") of its Senior Junior Loan or Senior Junior Loan Documents, provided, that without first receiving the consent of any applicable Subordinate Junior Lender, no such Senior Junior Loan Modification shall: (i) increase the interest rate or principal amount of the applicable Senior Junior Loan except for increases in principal to cover workout costs and enforcement costs (including closing costs in connection therewith) and Protective Advances, (ii) increase in any other material respect any monetary obligations of the applicable Senior Junior Borrower under the applicable Senior Junior Loan Documents, (iii) extend or shorten the scheduled maturity date of the applicable Senior Junior Loan (other than by acceleration of such Senior Junior Loan after the lapse of any cure periods granted to any Subordinate Junior Lender pursuant to the terms of this Agreement or an extension option scheduled pursuant to the terms of the Senior Junior Loan Documents on the date hereof)), (iv) increase the amount of any principal payments required under the applicable Senior Junior Loan or modify any related principal amortization schedule in a manner which would increase the amount of principal payments except if increased in connection with (i) above, (v) convert or exchange the applicable Senior Junior Loan into or for any other indebtedness, or subordinate any of such Senior Junior Loan, to any indebtedness of the applicable Senior Junior Borrower, (vi) accept a grant of any lien on or security interest in any collateral or property of the applicable Senior Junior Borrower or any other Person not originally granted or contemplated to be granted under the applicable Senior Junior Loan Documents, (vii) modify, waive or amend the terms and provisions of the applicable Senior Junior Loan Cash Management Agreement or the applicable Senior Junior Loan Agreement with respect to (1) the definitions of "Acceptable Counterparty", "Debt Service", "Limited Cure Release Amount", "Release Amount" or "Spread Maintenance Premium" (as such terms are defined in the applicable Senior Junior Loan Agreement and/or the applicable Senior Junior Loan

Cash Management Agreement), and any of the terms used within such definitions or the covenants relating thereto, (2) any reserves or escrows, including, without limitation, those for taxes, insurance, debt service, repairs, replacements and ground rent, if any, or any provisions regarding the release of funds from escrow (or waive compliance therewith) or reduce or, except as may be reasonably required, increase monthly escrow deposit amounts, (3) any future funding obligation or additional advances of loan proceeds, if any, or (4) the amount of, manner, timing, method of the application of, or order of priority in payment, of payments under the applicable Senior Junior Loan Documents or the applicable Subordinate Junior Loan Documents, (viii) cross-default or subordinate the applicable Senior Junior Loan to any other indebtedness other than the Senior Loan and any more senior Senior Junior Loan, (ix) obtain any equity interest in Senior Borrower or any Junior Borrower other than pursuant to an Equity Collateral Enforcement Action permitted hereunder, or any contingent interest, additional interest or so called "kicker", (x) consent to a higher strike price with respect to the current or any new or extended interest rate cap agreement entered into in connection with the applicable Senior Junior Loan or any extended term of the applicable Senior Junior Loan or waive the requirement for a interest rate cap agreement if now or in the future called for under the applicable Senior Junior Loan Documents or waive or release any obligation of the counterparty under any interest rate cap agreement, (xi) waive, amend or modify the transfer or encumbrance provisions in the applicable Senior Junior Loan Documents, including, without limitation, modifying the Release Amount or Limited Cure Release Amount, (xii) spread the lien of the applicable Pledge Agreement to encumber additional collateral, (xiii) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield maintenance charge or impose any prepayment fee or premium or yield or spread maintenance charge in connection with a prepayment of the applicable Senior Junior Loan when none is now required or after the current maturity date of the applicable Senior Junior Loan or increase the amount of such prepayment fee, premium or yield or spread maintenance charge, (xiv) modify, waive or amend, in any material respect, the terms and provisions of Section 6.1 of the applicable Senior Junior Loan Agreement, (xv) release its lien on any material portion of the collateral originally granted under the applicable Senior Junior Loan Documents (except as may be required in accordance with the terms of the Senior Loan Documents, the more senior Senior Junior Loan Documents or the applicable Senior Junior Loan Documents), (xvi) amend or modify the definition of Event of Default under the applicable Senior Junior Loan Documents, (xvii) impose any additional fees upon the applicable Senior Junior Borrower that would be required to be paid on a periodic or regular basis, (xviii) add provisions which would prohibit or restrict any other Junior Lender (or any transferee of an interest in any other Junior Loan) from acquiring the interest of the applicable Senior Junior Borrower by foreclosure of the applicable Equity Collateral or (xix) impose any financial covenants on the applicable Senior Junior Borrower (or if such covenants exist, impose more restrictive financial covenants on the Senior Junior Borrower). In addition and notwithstanding the foregoing provisions of this Section 8(c), (a) any amounts funded by a Senior Junior Lender under its respective Senior Junior Loan Documents as a result of (1) the making of any Protective Advances or other advances by such Senior Junior Lender expressly permitted by the terms of its Senior Junior Loan Documents as of the date hereof or (2) interest accruals or accretions and any compounding thereof (including default interest) shall not be deemed to contravene this Section 8(c); provided, however, in no event shall the applicable Senior Junior Lender be obligated to obtain any Subordinate Junior Lender's consent to a Senior Junior Loan Modification prohibited above in the case of a workout or other surrender, extension, compromise, release, renewal, or indulgence relating to the applicable Senior Junior Loan following the occurrence and continuance of an Event of Default under the applicable Senior Junior Loan Documents, except, that (A) under no condition shall the principal balance of the applicable Senior Junior Loan be increased in violation of item (i) above (with respect to increase in principal amount only) or the provisions of item (viii), (xi) (with respect to permitting additional indebtedness), (xiii), (xvii), (xviii) or (xix) above be violated, without in each case the prior written consent of each of the Subordinate Junior Lenders and (B) during any Junior Loan Monetary Cure Period, Junior Loan Extended

Monetary Cure Period, Junior Loan Non-Monetary Cure Period or Junior Loan Extended Non-Monetary Cure Period, provided that each Subordinate Junior Lender is in compliance with the provisions of Section 6 above, the applicable Senior Junior Lender will not violate the other provisions of items (i) through (xix) above without the prior written consent of each Subordinate Junior Lender.

        (d)   Senior Lender shall deliver to Junior Lenders promptly upon execution thereof, copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of the Senior Loan Documents (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by Senior Lender).

        (e)   Each Junior Lender shall deliver to Senior Lender and the other Junior Lenders promptly upon execution thereof, copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of its respective Junior Loan Documents (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by such Junior Lender).

        (f)    Each Junior Lender shall consent to the amendment or modification of a Junior Borrower's organizational documents upon request by Senior Lender and/or the applicable Senior Junior Lender in order to satisfy requests made by Rating Agencies rating any Certificates, provided that such amendment or modification does not have a material adverse effect on the Junior Loan and the costs and expenses thereof are not payable by such Junior Lender.

        Section 9.    Subordination of Junior Loans and Junior Loan Documents.    (a) Except as otherwise provided in this Agreement, each Junior Lender hereby subordinates and makes junior the Junior Loan held by such Junior Lender, the related Junior Loan Documents and the liens and security interests created thereby, and all rights, remedies, terms and covenants contained therein to (i) the Senior Loan and the applicable Senior Junior Loans, (ii) the liens and security interests created by the Senior Loan Documents and the applicable Senior Junior Loan Documents, and (iii) all of the terms, covenants, conditions, rights and remedies contained in the Senior Loan Documents and the applicable Senior Junior Loan Documents and no extensions, modifications, consolidations, supplements, amendments, replacements and restatements of and/or to the Senior Loan Documents or the applicable Senior Junior Loan Documents that are permitted by Section 8 shall affect the subordination thereof as set forth in this Section 9. Senior Lender and the Junior Lenders each hereby acknowledge and agree except as set forth in Section 6(b) hereof, that:

          (A)  Senior Lender has not acquired, and shall not hereafter acquire, any lien on, or any other interest whatsoever in the Separate Collateral relating to any Junior Loan that is held by the related Junior Lender, or any part thereof and that collection from such Separate Collateral (including any Guaranty Claim), the exercise of remedies and realization upon such Separate Collateral by such Junior Lender or any applicable Loan Pledgee and the application of proceeds therefrom as such Junior Lender deems appropriate in its discretion are, except as set forth in Section 6(b) hereof, expressly permitted and shall not constitute a default or an event of default under this Agreement, the Senior Loan Documents or the applicable Junior Loan Documents;

          (B)  No other property of a Junior Borrower is collateral for the Senior Loan;

          (C)  No Senior Junior Lender has acquired, and no Senior Junior Lender shall hereafter acquire, any lien on, or any other interest whatsoever in the Separate Collateral relating solely to any Subordinate Junior Loan that is held by the related Subordinate Junior Lender, or any part thereof and that collection from any such Separate Collateral (including any Guaranty Claim), the exercise of remedies and realization upon such Separate Collateral by such Subordinate Junior Lender or any applicable Loan Pledgee and the application of proceeds therefrom as such Subordinate Junior Lender deems appropriate in its discretion are, except as set forth in Section 6(b) hereof, expressly permitted and shall not constitute a default or an event of default under this Agreement, the applicable Senior Junior Loan Documents or the applicable Subordinate Junior Loan Documents;

          (D)  No property of the applicable Subordinate Junior Borrower is collateral for any Senior Junior Loan;

          (E)  No Junior Borrower has any legal obligations to pay the Senior Loan or to render any other performance under the Senior Loan Documents and no Junior Borrower has any legal obligations to pay any other Junior Loan or to render any other performance under the Junior Loan Documents for any other Junior Loan; and

          (F)  Senior Lender is not a creditor of any Junior Borrower and no more senior Senior Junior Lender is a creditor of any other more junior Subordinate Junior Borrower.

        (b)   Except with respect to the Separate Collateral or any Guaranty, every document and instrument included within the Junior Loan Documents shall be subject and subordinate to each and every document and instrument included within the Senior Loan Documents and the applicable Senior Junior Loan Documents and all extensions, modifications, consolidations, supplements, amendments, replacements and restatements of and/or to the Senior Loan Documents and the applicable Senior Junior Loan Documents to the extent such extensions, modifications, consolidations, supplements, amendments, replacements and restatements are permitted by the terms hereof.

        Section 10.    Payment Subordination.    (a) Except (i) as otherwise expressly provided in this Agreement and (ii) in connection with the exercise by a Junior Lender of its rights and remedies with respect to the Separate Collateral (or, subject to the terms of Section 6(b) hereof, any Guaranty Claim) in accordance with the terms of this Agreement and the application of the proceeds therefrom as Junior Lender deems appropriate in its discretion, (x) all of such Junior Lender's rights to payment of the Junior Loan held by such Junior Lender and the obligations evidenced by the related Junior Loan Documents are hereby subordinated to all of Senior Lender's rights to payment by Borrower of the Senior Loan and the obligations secured by the Senior Loan Documents, and such Junior Lender shall not accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise, but excluding, the proceeds received from any bona fide third party in connection with a secured party sale of such Junior Lender's Equity Collateral, which may be retained by such Junior Lender) from Borrower and/or from the Premises prior to the date that all of the Senior Loan Liabilities then due to Senior Lender under the Senior Loan Documents are paid in full and (y) all of such Junior Lender's rights to payment of the Junior Loan held by such Junior Lender and the obligations evidenced by the related Junior Loan Documents are hereby subordinated to all of the applicable Senior Junior Lender's rights to payment by the applicable Senior Junior Borrowers of the applicable Senior Junior Loans and the obligations secured by the applicable Senior Junior Loan Documents, and such Junior Lender shall not accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise, but excluding, the proceeds received from any bona fide third party in connection with a secured party sale of such Junior Lender's Equity Collateral, which may be retained by such Junior Lender) from Borrower, the Premises, from the applicable Senior Junior Borrower and/or the proceeds from items identified in clauses (i) or (ii) of the definition of Separate Collateral (but excluding, the proceeds received from any bona fide third party in connection with a secured party sale of such Junior Lender's Equity Collateral or any Guaranty Claim) securing or guaranteeing the applicable Senior Junior Loans prior to the date that all obligations of the applicable Senior Junior Borrowers then due to the applicable Senior Junior Lenders under the applicable Senior Junior Loan Documents are paid in full.

        (b)   If (i) a Proceeding with respect to Senior Borrower shall have occurred and has not been dismissed or (ii) there shall have occurred and be continuing an Event of Default under the Senior Loan Documents, after giving effect to Junior Lender's cure rights pursuant to Section 12, except as expressly otherwise provided herein, Senior Lender shall be entitled to receive payment and performance in full of all amounts due or to become due to Senior Lender before any Junior Lender is entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of Senior Borrower being subordinated to the payment of the Junior Loans) on account of any Junior Loan (other than payments with respect to a Junior Lender's Separate Collateral permitted pursuant to this Agreement). If (i) a Proceeding with respect to Senior Junior Borrower shall have occurred and has not been dismissed or (ii) there shall have occurred and be continuing an Event of Default under the Senior Junior Loan Documents, after giving effect to Subordinate Junior Lender's cure rights pursuant to Section 12, the Senior Junior Lender holding the applicable Senior Junior Loan shall be entitled to receive payment and performance in full of all amounts due or to become due to such Senior Junior Lender before any applicable Subordinate Junior Lender is entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of any Junior Borrower being subordinated to the payment of the applicable Senior Junior Loans) on account of any applicable Subordinate Junior Loan (other than payments with respect to any applicable Subordinate Junior Lender's Separate Collateral permitted pursuant to this Agreement). All payments or distributions upon or with respect to a Junior Loan which are received by a Junior Lender contrary to the provisions of this Agreement shall be received by such Junior Lender in trust for the benefit of Senior Lender and the applicable Senior Junior Lenders to the extent payable to Senior Lender or the applicable Senior Junior Lenders and shall be paid within two (2) Business Days of receipt thereof over first to Senior Lender to the extent then payable to Senior Lender and then to the applicable Senior Junior Lenders in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or performance first of the Senior Loan Liabilities in accordance with the terms of the Senior Loan Documents and then for, the payment or performance of the applicable Senior Junior Loan Liabilities in accordance with the terms of the Senior Junior Loan Documents. Nothing contained herein shall prohibit a Junior Lender from making Protective Advances (and adding the amount thereof to the principal balance of its Junior Loan) notwithstanding the existence of a default under the Senior Loan at such time.

        (c)   Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, Sections 10(a) and (b), provided that (x) after giving effect to each Junior Lender's cure rights pursuant to Section 12 hereof, no Event of Default shall exist and be continuing under the Senior Loan Documents or the applicable Senior Junior Loan Documents, or Junior Lender shall be pursuing its rights with respect to an Extended Non-Monetary Cure Period in accordance with and subject to the terms and conditions set forth in Section 12 of this Agreement with respect thereto and (y) the maturity date of the Senior Loan and the applicable Senior Junior Loan (in each case, as the same may be extended) has not occurred or been accelerated (unless following any such acceleration the Senior Loan and/or the applicable Senior Junior Loan was reinstated and no Event of Default exists thereunder):

            (i)  a Junior Lender may accept and retain current and delinquent payments due and payable from time to time which the applicable Junior Borrower is obligated to pay to such Junior Lender, or prepayments permitted to be made by such Junior Borrower, in either case in accordance with the terms and conditions of the applicable Junior Loan Documents. If funds are distributed to a Junior Lender in accordance with the Senior Loan Documents or the applicable Senior Junior Loan Documents, Senior Lender and the applicable Senior Junior Lender agrees that, absent clear evidence of error, such distribution shall be deemed to have been properly paid to such Junior Lender and may be accepted and retained by such Junior Lender;

           (ii)  a Junior Lender may accept and retain amounts received in connection with the exercise of its rights and remedies with respect to the Separate Collateral (or, subject to the terms of Section 6(b) hereof, any Guaranty Claim) in accordance with this Agreement; and

          (iii)  a Junior Lender may accept and retain prepayments of its respective Junior Loan, together with any prepayment fee payable pursuant to such Junior Loan Documents, from funds other than those funds held in the Senior Cash Management Account (as defined in the Senior Loan Agreement) or any applicable Senior Junior Loan Cash Management Account.

        (d)   Subject to the terms and provisions of Section 6 hereof, a Junior Lender may, in its sole and absolute discretion without Senior Lender's or any Senior Junior Lender's consent, take any Equity Collateral Enforcement Action or Separate Collateral Enforcement Action; provided, however, (i) such Junior Lender shall, prior to commencing any Equity Collateral Enforcement Action, give the Senior Lender and the applicable Senior Junior Lenders written notice of the default which would permit such Junior Lender to commence such Equity Collateral Enforcement Action, as well as provide Senior Lender and the applicable Senior Junior Lenders with copies of any and all material notices, pleadings, agreements, motions and briefs served upon, delivered to or with any party to any Equity Collateral Enforcement Action, (ii) such Junior Lender shall keep the Senior Lender and the applicable Senior Junior Lenders reasonably apprised as to the status of any Equity Collateral Enforcement Action and (iii) if and to the extent that a Qualified Transferee acquires all of the ownership interests in an applicable Junior Borrower pursuant to an Equity Collateral Enforcement Action in accordance with the terms of this Agreement, then upon, from and after the vesting of title thereto, such Junior Lender's rights pursuant to Section 12 and Section 14 and the obligations of Senior Lender and the applicable Senior Junior Lenders pursuant to Section 12 and Section 14 with respect to such Junior Lender shall be null and void and of no further force and effect and every other provision in this Agreement which references such Sections, rights or obligations shall thereafter be read as if such reference, right or obligation were not contained or specified therein with respect to such Junior Lender. Nothing in this Agreement is intended to create and this Agreement does not create any security interest by any Junior Lender in favor of Senior Lender and the applicable Senior Junior Lenders and shall not constitute a guarantee by any Junior Lender of its respective Junior Borrower's obligations under the applicable Junior Loan Documents.

        (e)   In the event of a casualty to the buildings or improvements constructed on any portion of the Premises or a condemnation or taking under a power of eminent domain of all or any portion of the Premises, the buildings or improvements thereon, Senior Lender shall have a first and prior interest in and to any payments, awards, proceeds, distributions, or consideration arising from any such event after deducting the costs of collection (the "Award"), provided that if the amount of the Award is in excess of the Adjusted Release Amount (as defined in the Senior Loan Agreement) due the Senior Lender under the Senior Loan Documents, such excess Award or portion to be so remitted shall be applied, to the extent permitted under the Senior Loan Documents, as follows: (i) first, to the First Mezzanine Lender in the amount of the First Mezzanine Adjusted Release Amount (as defined in the Senior Loan Agreement) due the First Mezzanine Lender under the First Mezzanine Loan Documents, (ii) second, to the Second Mezzanine Lender in the amount of the Second Mezzanine Adjusted Release Amount (as defined in the Senior Loan Agreement) due the Second Mezzanine Lender under the Second Mezzanine Loan Documents, (iii) third, to the Third Mezzanine Lender in the amount of the Third Mezzanine Adjusted Release Amount (as defined in the Senior Loan Agreement) due the Third Mezzanine Lender under the Third Mezzanine Loan Documents, (iv) fourth, to the Fourth Mezzanine Lender in the amount of the Fourth Mezzanine Adjusted Release Amount (as defined in the Senior Loan Agreement) due the Fourth Mezzanine Lender under the Fourth Mezzanine Loan Documents, (v) fifth, to the Fifth Mezzanine Lender in the amount of the Fifth Mezzanine Adjusted Release Amount (as defined in the Senior Loan Agreement) due the Fifth Mezzanine Lender under the Fifth Mezzanine Loan Documents, (vi) sixth, to the Sixth Mezzanine Lender in the amount of the Sixth Mezzanine Adjusted Release Amount (as defined in the Senior Loan Agreement) due the Sixth Mezzanine Lender under the Sixth Mezzanine Loan Documents, (vii) seventh, to the Seventh Mezzanine Lender in the amount of the Seventh Mezzanine Adjusted Release Amount (as defined in the Senior Loan Agreement) due the Seventh Mezzanine Lender under the Seventh Mezzanine Loan Documents, and (viii) eighth, to Senior Borrower. In the event of any competing claims, Senior Lender shall continue to hold such excess Award until Senior Lender receives an agreement signed by all parties making a claim to the excess Award or a final order of a court of competent jurisdiction directing Senior Lender as to how the excess Award is to be distributed. Notwithstanding the foregoing, in the event of a casualty or condemnation, Senior Lender shall release the Awards in any such event to Senior Borrower if and to the extent required by the terms and conditions of the Senior Loan Documents in order to repair and restore the Premises or any portion thereof in accordance with the terms and provisions of the Senior Loan Documents. Awards made available to Senior Borrower for the repair or restoration of the Premises or any portion thereof shall not be subject to attachment by any Junior Lender, but this sentence is not intended to otherwise affect any lien, if any, that a Junior Lender may have upon such proceeds. Senior Lender shall use reasonable efforts to promptly (x) notify each Junior Lender of any requests by Senior Borrower for the release of any Award and (y) provide each Junior Lender with any documentation delivered by Senior Borrower to Senior Lender with respect to any such request by Senior Borrower for the release of any Award.

        (f)    With respect to any insurance policies (collectively, the "Policies") for the Premises for which a Junior Lender and/or its Affiliate are identified as "named insureds" or "additional insureds", until such time as the Senior Loan has been paid in full, each Junior Lender acknowledges and agrees that no Junior Lender nor any of its Affiliates shall have any right whatsoever to (i) contest or challenge (in their capacity as named insureds) any such settlement or adjustment approved by Senior Lender, (ii) disapprove any settlement or adjustment of any claim or any distribution of proceeds under the Policies approved by Senior Lender, or (iii) be issued checks, drafts or wires (jointly or otherwise) representing proceeds of the Policies. Nothing contained in this subparagraph (f) is meant to limit any rights that a Junior Lender has under its respective Junior Loan Documents to approve of any action taken by the applicable Junior Borrower. Senior Lender shall, at a Junior Lender's request, advise such Junior Lender from time to time as to the status of any settlement or adjustment of any claim or any distribution of proceeds under the Policies.

        Section 11.    Rights of Subrogation; Bankruptcy.

        (a)    Marshalling of Assets and Information.    Each Junior Lender and Senior Lender hereby waives any requirement for marshaling of assets hereby or the right to assert that an election of remedies has occurred in connection with any foreclosure of any security interest or any other realization upon collateral in respect of the Senior Loan Documents or the Junior Loan Documents, as applicable, or any exercise of any rights of set-off or otherwise. Each of the Junior Lenders and Senior Lender assumes all responsibility for keeping itself informed as to the condition (financial or otherwise) of Senior Borrower, each Junior Borrower, the condition of the Premises and all other collateral and other circumstances and, except for notices expressly required by this Agreement, neither Senior Lender nor any Junior Lender shall have any duty whatsoever to obtain, advise or deliver information or documents to the others relative to such condition, business, assets and/or operations.

        (b)    Fiduciary Duties.    Each Junior Lender agrees that Senior Lender owes no fiduciary duty to any Junior Lender in connection with the administration of the Senior Loan and the Senior Loan Documents and each Junior Lender agrees not to assert any such claim. Senior Lender agrees that none of the Junior Lenders owes any fiduciary duty to Senior Lender in connection with the administration of the Junior Loans and the Junior Loan Documents and Senior Lender agrees not to assert any such claim. Each Junior Lender agrees that no Junior Lender owes any fiduciary duty to any other Junior Lenders in connection with the administration of a Junior Loan and the related Junior Loan Documents and each Junior Lender agrees not to assert any such claim.

        (c)    Payments, Distributions and Protective Advances.    No payment or distribution to Senior Lender pursuant to the provisions of this Agreement and no Protective Advance by a Junior Lender and no other action taken by a Junior Lender to cure any default under the Senior Loan Documents shall entitle such Junior Lender to exercise any right of subrogation in respect thereof or provide such Junior Lender with any claim against Senior Borrower, in each case, prior to the payment in full of the

Senior Loan Liabilities, and each of the Junior Lenders agrees that, except with respect to the enforcement of its remedies under the Junior Loan Documents related to the Junior Loan held by such Junior Lender permitted hereunder, prior to the satisfaction of all Senior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises or any other collateral now securing the Senior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Loan Documents or the liens, rights, estates and interests created thereby. No payment or distribution to any applicable Senior Junior Lender pursuant to the provisions of this Agreement and no Protective Advance by a Junior Lender and no other action taken by a Junior Lender to cure any default under the Senior Junior Loan Documents shall entitle such Junior Lender to exercise any right of subrogation in respect thereof prior to the payment in full of the applicable Senior Junior Loan Liabilities, and each Junior Lender agrees that, except with respect to the enforcement of its remedies under the Junior Loan Documents related to the Junior Loan held by such Junior Lender permitted hereunder, prior to the satisfaction of all applicable Senior Junior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises, the Separate Collateral of any applicable Senior Junior Lender or any other collateral now securing the Senior Loan or any applicable Senior Junior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the applicable Senior Junior Loan Documents or the Senior Loan Documents or the liens, rights, estates and interests created thereby.

        (d)    Bankruptcy.    (i) Subject to Section 31 of this Agreement, the provisions of this Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case, proceeding or other action by or against Senior Borrower, any Junior Borrower or any SPE Constituent Entity under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors or any assignment by Borrower for the benefit of creditors (a "Proceeding").

            (i)  For as long as the Senior Loan shall remain outstanding, none of the Junior Lenders shall solicit, direct or cause Borrower or any other entity which Controls Senior Borrower (the "Borrower Group") or any other Person to: (1) commence any Proceeding against Senior Borrower or any SPE Constituent Entity; (2) institute proceedings to have Senior Borrower or any SPE Constituent Entity adjudicated a bankrupt or insolvent; (3) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against Senior Borrower or any SPE Constituent Entity; (4) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of Senior Borrower or any SPE Constituent Entity; (5) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Senior Borrower or any SPE Constituent Entity or a substantial portion of any of its respective property, including without limitation, the Premises, or any portion thereof, and any other collateral securing the Senior Loan, or any portion thereof; (6) make an assignment for the benefit of any creditor of Senior Borrower or any SPE Constituent Entity; (7) seek to consolidate the Premises or any other assets of Senior Borrower or any SPE Constituent Entity with the assets of any Junior Borrower or any member of the Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; (8) seek to consolidate Senior Borrower with any Junior Borrower or any member of Borrower Group; or (9) take any action in furtherance of any of the foregoing. The terms and provisions of this Section 11(d) apply to each Junior Lender solely in its respective capacity as a Junior Lender. If any Junior Lender commences an Equity Collateral Enforcement Action against any Junior Borrower, and pursuant to such Equity Collateral Enforcement Action, such Junior Lender takes title to the Equity Collateral of such Junior Borrower, from and after the date title to such Equity Collateral is vested in such Junior Lender (as applicable), such Junior Lender shall be bound by the terms and provisions of the respective organizational documents of such Junior Borrower regarding bankruptcy and all matters requiring the vote of the independent directors/managers/members of such Junior Borrower. Subject to the limitations set forth herein, each Junior Lender will have the right to appear in such Proceeding to protect its interest in the relevant Equity Collateral, in the Junior Lender's capacity as pledgee of the Equity Collateral.

           (ii)  In the event that a Junior Lender is deemed to be a creditor of Senior Borrower in any Proceeding: (1) each of the Junior Lenders hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against Senior Borrower or any SPE Constituent Entity without the prior consent of Senior Lender, except to the extent necessary to preserve or realize upon such Junior Lender's interest in any Separate Collateral pledged to such Junior Lender pursuant to the Junior Loan Documents related to the Junior Loan held by such Junior Lender; provided, however, that any such filing shall not be as a creditor of the Senior Borrower; (2) Senior Lender may vote in any such Proceeding any and all claims of such Junior Lender, and each of the Junior Lenders hereby appoints the Senior Lender as its agent, and grants to the Senior Lender an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to such Junior Lender in connection with any case by or against Senior Borrower or any SPE Constituent Entity in any Proceeding, including without limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, Senior Lender may vote on behalf of such Junior Lender only if the proposed plan would result in Senior Lender being "impaired" (as such term is defined in the United States Bankruptcy Code); and (3) no Junior Lender shall challenge the validity or amount of any claim submitted in such Proceeding by Senior Lender in good faith or any valuations of the Premises, or any portion thereof, or other Senior Loan collateral submitted by Senior Lender in good faith, in such Proceeding or take any other action in such Proceeding, which is adverse to Senior Lender's enforcement of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code); provided, however that no such valuations submitted in such Proceeding by Senior Lender shall be binding upon any Junior Lender in any Proceeding concerning any other Person, including, without limitation, any Junior Borrower, any member of the Junior Borrower Group, or any Affiliate thereof. Prior to Securitization of the Senior Loan (or after a Securitization of the Senior Loan if Senior Lender owns all of the Certificates), Senior Lender shall not have the rights provided in this Section 11(d)(iii) if Senior Lender is an Affiliate of Senior Borrower.

          (iii)  For as long as any applicable Senior Junior Loan with respect to a Junior Lender shall remain outstanding, such Junior Lender shall not, and shall not solicit any Person to, and shall not direct or cause the Junior Borrower under the Junior Loan held by such Junior Lender to direct or cause such Junior Borrower or any entity which Controls such Junior Borrower (as applicable, the "Junior Borrower Group") to: (1) commence any Proceeding against any applicable Senior Junior Borrower; (2) institute proceedings to have any applicable Senior Junior Borrower adjudicated a bankrupt or insolvent; (3) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against any applicable Senior Junior Borrower; (4) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of any applicable Senior Junior Borrower; (5) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for any applicable Senior Junior Borrower, Separate Collateral for any applicable Senior Junior Loan (or any portion thereof) or any other collateral securing any applicable Senior Junior Loan (or any portion thereof); (6) make an assignment for the benefit of any creditor of any applicable Senior Junior Borrower; (7) seek to consolidate the Separate Collateral for any applicable Senior Junior Loan (or any portion thereof) or any other assets of any applicable Senior Junior Borrower with the assets of the Junior Borrower under the Junior Loan held by such Junior Lender or any member of the applicable Junior Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; (8) seek to consolidate any applicable Senior Junior Borrower with any Subordinate Junior Borrower or any member of Junior Borrower Group for a Subordinate Junior Borrower; or (9) take any action in furtherance of any of the foregoing.

          (iv)  In the event that a Junior Lender is deemed to be a creditor of any applicable Senior Junior Borrower in any Proceeding: (1) such Junior Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against any applicable Senior Junior Borrower without the prior consent of the applicable Senior Junior Lenders, except to the extent necessary to preserve or realize upon its interest in the Equity Collateral; provided, however, that any such filing shall not be as a creditor of any applicable Junior Borrower; (2) the applicable Senior Junior Lenders in their respective order of priority may vote in any such Proceeding any and all claims of such Junior Lender, and such Junior Lender hereby appoints the applicable Senior Junior Lenders in their respective order of priority as its agent, and grants to the applicable Senior Junior Lenders in their respective order of priority an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to the applicable Senior Junior Lenders in connection with any case by or against the applicable Senior Junior Borrowers in any Proceeding, including without limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, the applicable Senior Junior Lenders in their respective order of priority may vote on behalf of such Junior Lender only if the proposed plan would result in such applicable Senior Junior Lender being "impaired" (as such term is defined in the United States Bankruptcy Code); and (3) such Junior Lender shall not challenge the validity or amount of any claim submitted in such Proceeding by any applicable Senior Junior Lender in good faith or any valuations of the Separate Collateral for such Senior Junior Lender's Senior Junior Loan or other collateral for such applicable Senior Junior Loan submitted by such applicable Senior Junior Lender in good faith, in such Proceeding or take any other action in such Proceeding, which is adverse to enforcement by any applicable Senior Junior Lender of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code); provided, however that no such valuations submitted in such Proceeding by Senior Junior Lender shall be binding upon any Junior Lender in any Proceeding concerning any other Person, including, without limitation, any Junior Borrower, any member of the Junior Borrower Group, or any Affiliate thereof. No Senior Junior Lender shall have the rights provided in this Section 11(d)(v) if such Senior Junior Lender is an Affiliate of Borrower.

           (v)  The terms and provisions of this Section 11(d) apply to each Junior Lender solely in its capacity as a Junior Lender.

        Section 12.    Rights of Cure.

        (a)    Senior Loan Default.    Prior to Senior Lender commencing any Enforcement Action under the Senior Loan Documents, Senior Lender shall provide written notice of such default to each Junior Lender and any Loan Pledgee entitled to notice thereof pursuant to Section 16 of this Agreement, whether or not Senior Lender is obligated to give notice thereof to Senior Borrower (each, a "Senior Loan Default Notice"). In the event Senior Lender has delivered a Senior Loan Default Notice pursuant to Sections 12(a)(i) or (ii) below which has not been cured by a Junior Lender, Senior Lender shall provide the Junior Lenders with copies of any and all material notices relating to such Event of Default, pleadings, agreements, motions and briefs served upon, delivered to or with any party to any Enforcement Action and otherwise keep the Junior Lenders reasonably apprised as to the current status of any Enforcement Action. Prior to or concurrently with undertaking any curative action with respect to the Senior Loan, a Junior Lender shall provide the other Junior Lenders with written notice thereof. Senior Lender shall permit the Junior Lenders an opportunity to cure such default in accordance with the following terms:

            (i)  Monetary Default.    If the default identified in the Senior Loan Default Notice is a monetary default relating to (1) any scheduled payment of principal or interest, or (2) the payment of any other liquidated sum of money, Junior Lenders shall have until ten (10) Business Days after the later of (a) the receipt (or deemed receipt) of the Senior Loan Default Notice or (b) expiration of the Senior Borrower's cure period, if any, to cure such monetary default (a "Monetary Cure Period"); provided, however, that in the event a Junior Lender elects to cure such monetary default, such Junior Lender hereby agrees (x) to indemnify, defend and hold harmless Senior Lender for all cost, expenses, losses, liabilities, obligations, damages, penalties, and disbursements arising under any pooling and servicing agreement applicable to the Senior Loan to the extent imposed on, incurred by or asserted against Senior Lender due to or arising from such Monetary Cure Period, (y) without duplication of the foregoing, to reimburse Senior Lender for any interest charged by Senior Lender or the servicer on any advances for monthly payments of principal and/or interest on the Senior Loan and/or on any Protective Advances during the Monetary Cure Period arising under the applicable pooling and servicing agreement, and (z) if the monetary default is not cured within the Monetary Cure Period but is thereafter cured by a Junior Lender, to pay Senior Lender the excess of interest accruing at the Default Rate (without duplication) over interest accruing at the Interest Rate under the Senior Loan for the number of days beyond the expiration of such Monetary Cure Period that the default to which such Monetary Cure Period related continued uncured, less any amounts paid by such Junior Lender under (y) above. A Junior Lender shall not be required, in order to effect a cure hereunder during the Monetary Cure Period, to pay any late charges or (other than the cure by a Junior Lender of a default in the payment of the Senior Loan in full on the maturity date thereof) any interest at the Default Rate under the Senior Loan Documents (irrespective of any cure of such default by a Junior Lender pursuant to the provisions of this Agreement), and no late charges or interest at the Default Rate shall accrue against such Junior Lender for such period. There shall be no right to cure as hereinabove set forth with respect to monthly scheduled interest and principal payments for a period of more than six (6) consecutive months (regardless of which Junior Lender has cured such monetary default) unless such Junior Lender seeking to cure beyond such six (6) month period has commenced and is continuing to diligently pursue its rights against such Junior Lender's Equity Collateral, in which case such Junior Lender shall be entitled to continue curing such monetary defaults involving monthly scheduled interest and principal payments until the occurrence of any voluntary or involuntary Proceeding involving Senior Borrower (such additional monetary cure period, an "Extended Monetary Cure Period"). In the event more than one Junior Lender cures any monetary default in accordance with the terms of this Section, Senior Lender hereby agrees (x) to accept the cure from the junior most Junior Lender and (y) to return to any Senior Junior Lender(s) within three (3) Business Days of accepting such cure from the junior most Junior Lender any funds tendered by the Senior Junior Lender(s). The cure period for a Junior Lender with respect to a monetary default shall run concurrently with the cure period for the other Junior Lenders with respect to such monetary default and in no event sequentially. Notwithstanding the foregoing, if one Junior Lender has satisfied the conditions for an Extended Monetary Cure Period with respect to defaults involving monthly scheduled interest and principal payments as set forth above and thereafter ceases to qualify for such Extended Monetary Cure Period (either by failing to make cure payments or failing to diligently pursue its rights against its Equity Collateral) then (A) such Junior Lender's cure rights with respect to all monetary defaults shall immediately terminate (unless Borrower shall have cured all defaults and reinstated the Senior Loan in good standing) and (B) notwithstanding any of the other Junior Lender's earlier election not to cure the defaults involving monthly scheduled interest and principal payments, such other Junior Lenders shall be entitled to succeed to all rights under the existing Extended Monetary Cure Period, upon written notice to the Senior Lender, so long as such other Junior Lender promptly commences and thereafter diligently pursues its rights against its Equity Collateral, makes all cure payments and otherwise satisfies the provisions of this Section 12. If the default referenced in a Senior Loan Default Notice has been cured such that there is no longer an Event of Default under the Senior Loan Documents, the Junior Lenders shall have the same Monetary Cure Period with respect to any future Senior Loan Default Notice.

           (ii)  Non-Monetary Default.    If the default is of a non-monetary nature (for so long as such non-monetary default is not caused by a Proceeding of Senior Borrower or during such Non-Monetary Cure Period (as defined herein) a Proceeding of Senior Borrower does not occur), each Junior Lender shall have until the later of (a) ten (10) Business Days from the receipt (or deemed receipt) of the Senior Loan Default Notice and (b) the expiration of the Senior Borrower's cure period to cure such non-monetary default (a "Non-Monetary Cure Period"); provided, however, if such non-monetary default cannot reasonably be cured within such period or if no cure period is provided and, if applicable, curative action was commenced by such Junior Lender within the Non-Monetary Cure Period and, if there is a cure period, is being diligently pursued by a Junior Lender (or with respect to a non-monetary default that is not susceptible of cure, if a Junior Lender shall be diligently pursuing the foreclosure of its Equity Collateral and such non-monetary default does not materially impair the value, use or operation of the Premises, all as determined in the reasonable judgment of Senior Lender), then such Junior Lender only shall be given an additional period of time as is reasonably necessary for such Junior Lender in the exercise of due diligence to cure such non-monetary default (or, in the case of any such non-monetary default as described above that is not susceptible of cure, then such Junior Lender shall be given an additional period of time as is reasonably necessary for such Junior Lender in the exercise of due diligence to complete such foreclosure), for so long as (1) such Junior Lender diligently and expeditiously proceeds to cure such non-monetary default (or with respect to a non-monetary default that is not susceptible of cure, if such Junior Lender shall be diligently pursuing the foreclosure of its Equity Collateral and such non-monetary default does not materially impair the value, use or operation of the Premises, all as determined in the reasonable judgment of Senior Lender), (2) timely payment of Senior Lender's regularly scheduled monthly interest and amortization payments under the Senior Loan and any other amounts due under the Senior Loan Documents is made, (3) such additional period of time does not exceed sixty (60) days, unless such non-monetary default is of a nature that cannot be cured within such sixty (60) days without ownership of such Junior Lender's Equity Collateral or is not susceptible to cure, in which case such Junior Lender shall have such additional time as is reasonably necessary to gain ownership of its Equity Collateral, provided that such Junior Lender is continuously and diligently pursuing the ownership of its Equity Collateral and such non-monetary default does not materially impair the value, use or operation of the Premises, all as determined in the reasonable judgment of Senior Lender, (4) such non-monetary default is not caused by a Proceeding of Senior Borrower or during such Non-Monetary Cure Period a Proceeding of Senior Borrower does not occur, and (5) during such Non-Monetary Cure Period, with respect to such non-monetary default (and any additional period of time provided for above), there is no further material adverse effect on Senior Borrower, the Senior Loan or the value, use or operation of the Premises taken as a whole, all as determined in the reasonable judgment of Senior Lender (such additional Non-Monetary Cure Period, an "Extended Non-Monetary Cure Period"). Notwithstanding anything to the contrary contained herein, in no event shall any Extended Non-Monetary Cure Period extend beyond the date that is five (5) years prior to the Rated Final Distribution Date. If a Junior Lender is exercising its cure right, it shall consult with the applicable Senior Junior Lenders and keep such Senior Junior Lenders informed as to its progress. The Non-Monetary Cure Period and any additional cure period granted hereunder to a Junior Lender electing to cure a non-monetary default of Senior Borrower (including, with respect to a non-monetary default that is not susceptible of cure, any additional time as is reasonably necessary for a Junior Lender to foreclose on its Equity Collateral) shall automatically terminate upon the commencement of a Proceeding involving the Senior Borrower, unless the Proceeding is dismissed in which case the right will be deemed reinstated from and after such dismissal to the extent the other conditions of this Section 12(a) are satisfied. Notwithstanding the foregoing, if a Junior Lender abandons its cure efforts during a Non-Monetary Cure Period or Extended Non-Monetary Cure Period or fails to satisfy any of the conditions set forth in clauses (1), (2), (3), (4) and (5) above during a Non-Monetary Cure Period, then (A) such Junior Lender's cure rights with respect to the applicable non-monetary default (but not any other non-monetary default) shall immediately terminate and (B) notwithstanding any other Junior Lenders' earlier election not to cure the applicable non-monetary default, such other Junior Lenders shall be entitled to succeed to all rights under the existing Non-Monetary Cure Period, upon written notice to the Senior Lender, so long as any such other Junior Lender promptly commences and thereafter diligently pursues its rights against its Separate Collateral and the conditions set forth in clauses (1), (2), (3), (4) and (5) above are satisfied.

          (iii)  To the extent that any Junior Lender or any Qualified Transferee, in accordance with the provisions and conditions of this Agreement, acquires the ownership interests in Senior Borrower or any Senior Junior Borrower, as applicable, pursuant to a Separate Collateral Enforcement Action, such Junior Lender or such Qualified Transferee shall acquire the same subject to the Senior Loan and the terms, conditions and provisions of the Senior Loan Documents for the balance of the term thereof (including any extension rights as provided therein), which shall not be accelerated by Senior Lender solely due to such acquisition and shall remain in full force and effect, provided, that (i) such Junior Lender or Qualified Transferee shall have caused Senior Borrower and any new Third-Party Obligor to reaffirm their respective obligations under the Senior Loan Documents in writing (subject to such exculpatory provisions as are set forth therein), and thereafter to perform, all of the terms, conditions and provisions of the Senior Loan Documents on Senior Borrower's part to be performed and (ii) all defaults under the Senior Loan which remain uncured as of the date of such acquisition have been cured by such Qualified Transferee or waived by Senior Lender except for defaults that are not susceptible of being cured by such Qualified Transferee; provided, that such defaults which are not susceptible of being cured do not materially impair the value, use or operation of the Premises taken as a whole, all as determined in the reasonable judgment of Senior Lender. Notwithstanding any contrary or inconsistent provision of this Agreement, the Senior Loan Documents or the Junior Loan Documents, no acquisition or other fee or similar charge shall be due in connection with such Junior Lender's or such other Qualified Transferee's acquisition of any interest in Senior Borrower, any Junior Borrower or the Premises as the result of an Equity Collateral Enforcement Action or assignment in lieu of foreclosure or other negotiated settlement in lieu of any of the foregoing. In addition, to the extent that a Junior Lender or any Qualified Transferee, in accordance with the provisions and conditions of this Agreement, acquires the ownership interests in such Senior Borrower, pursuant to an Enforcement Action or otherwise during the sixty (60) days prior to the maturity date (or any extended maturity date, as applicable) of the Senior Loan, such Junior Lender, or such Qualified Transferee shall only be required to deliver a notice of extension of the term of such Senior Loan five (5) Business Days prior to the maturity date notwithstanding anything to the contrary in the Senior Loan Agreement.

        (b)    Junior Loan Default.    Prior to accelerating a Junior Loan or commencing any Equity Collateral Enforcement Action by reason of an Event of Default under the applicable Junior Loan Documents, the Junior Lender holding the Junior Loan that is subject to an Event of Default shall provide written notice of the default which would permit such Junior Lender to accelerate the applicable Junior Loan or commence an Equity Collateral Enforcement Action to the applicable Subordinate Junior Lenders and any Loan Pledgees entitled to notice thereof pursuant to Section 16 of this Agreement, whether or not such Junior Lender is obligated to give notice thereof to the Junior Borrower under such Junior Loan (each, a "Junior Loan Default Notice"). Except in connection with such Junior Borrower's failure to repay such Junior Loan in full on the maturity date thereof, the Junior Lender holding the Junior Loan that is subject to an Event of Default shall permit the applicable Subordinate Junior Lenders an opportunity to cure such default in accordance with the provisions of this Section 12. In the event a Junior Borrower fails to repay a Junior Loan in full on the maturity date thereof, each of the Subordinate Junior Lenders with respect to such Junior Loan shall have the right to purchase such Junior Loan pursuant to the terms, and subject to the conditions, provided in Section 14(b). Prior to or concurrently with undertaking any curative action with respect to a Junior Loan, a Junior Lender shall provide the other Junior Lenders with written notice thereof. Each Junior Lender shall keep the applicable Subordinate Junior Lenders reasonably apprised as to the status of any Equity Collateral Enforcement Action.

            (i)  Junior Loan Monetary Default.    If the default identified in the Junior Loan Default Notice is a monetary default relating to (1) any scheduled payment of principal or interest or (2) the payment of any other liquidated sum of money, the Subordinate Junior Lenders shall have until ten (10) Business Days after the later of (a) the receipt (or deemed receipt) by the applicable Subordinate Junior Lenders of the Junior Loan Default or (b) expiration of the applicable Senior Junior Borrower's Notice to cure such monetary default (each such cure period, a "Junior Loan Monetary Cure Period"); provided, however, that in the event a Subordinate Junior Lender elects to cure such monetary default, such Subordinate Junior Lender hereby agrees (x) to indemnify, defend and hold harmless the applicable Senior Junior Lender for all cost, expenses, losses, liabilities, obligations, damages, penalties, and disbursements arising under any servicing agreement applicable to the Senior Junior Loan to the extent imposed on, incurred by or asserted against Senior Junior Lender due to or arising from such Junior Loan Monetary Cure Period, (y) without duplication, to reimburse the applicable Senior Junior Lender for any interest charged by the applicable Senior Junior Lender or the servicer on any advances for monthly payments of principal and/or interest on the applicable Senior Junior Loan and/or on any Protective Advances during the Junior Loan Monetary Cure Period, and (z) if the monetary default is not cured within the Junior Loan Monetary Cure Period but is thereafter cured by a Subordinate Junior Lender, to pay the applicable Senior Junior Lender the excess of interest accruing at the Default Rate (without duplication) over interest accruing at the Interest Rate under the applicable Senior Junior Loan for the number of days beyond the expiration of such Junior Loan Monetary Cure Period that the default to which such Junior Loan Monetary Cure Period related continued uncured, less any amounts paid by such Subordinate Junior Lender under (y) above. A Subordinate Junior Lender shall not be required, in order to effect a cure hereunder during the Junior Loan Monetary Cure Period, to pay any late charges or (other than the cure by a Subordinate Junior Lender of a default in the payment of the applicable Senior Junior Loan in full on the maturity date thereof) any interest at the Default Rate under the applicable Senior Junior Loan Documents (irrespective of any cure of such default by a Subordinate Junior Lender pursuant to the provisions of this Agreement), and no late charges or interest at the Default Rate shall accrue against such Subordinate Junior Lender for such period. There shall be no right to cure as hereinabove set forth with respect to monthly scheduled interest and principal payments for a period of more than six (6) consecutive months (regardless of which Subordinate Junior Lender has cured such monetary default) unless such Subordinate Junior Lender seeking to cure beyond such six

  (6) month period has commenced and is continuing to diligently pursue its rights against such Subordinate Junior Lender's Equity Collateral, in which case such Subordinate Junior Lender shall be entitled to continue curing such monetary defaults involving monthly scheduled interest and principal payments until the occurrence of any voluntary or involuntary Proceeding involving the applicable Junior Borrower (such additional monetary cure period, a "Junior Loan Extended Monetary Cure Period"). In the event more than one Subordinate Junior Lender cures any monetary default in accordance with the terms of this Section, the applicable Senior Junior Lender hereby agrees (x) to accept the cure from the junior most Subordinate Junior Lender and (y) to return to any Senior Subordinate Junior Lender(s) within three (3) Business Days of accepting such cure from the junior most Subordinate Junior Lender any funds tendered by the Senior Subordinate Junior Lender(s). The cure period for a Subordinate Junior Lender with respect to a monetary default shall run concurrently with the cure period for the other Subordinate Junior Lenders with respect to such monetary default and in no event sequentially. Notwithstanding the foregoing, if a Subordinate Junior Lender elects to pursue such cure of defaults involving monthly scheduled debt service payments as set forth above and thereafter either fails to make the required cure payments or fails to diligently pursue its rights against such Subordinate Junior Lender's Equity Collateral, then notwithstanding the earlier election of the remaining Subordinate Junior Lenders not to cure the defaults involving monthly scheduled debt service payments, such other Subordinate Junior Lenders shall be entitled to succeed to all such cure rights, upon written notice to the Senior Junior Lender that is the holder of the Senior Junior Loan that is subject to the Event of Default, so long as such remaining Subordinate Junior Lender promptly commences and thereafter diligently pursues its rights against its Equity Collateral and otherwise satisfies the provisions of this Section 12(b)(i). If the default referenced in a Junior Loan Default Notice has been cured such that there is no longer an Event of Default under the applicable Junior Loan Documents, the applicable Subordinate Junior Lenders shall have the same Junior Loan Monetary Cure Period with respect to any future Junior Loan Default Notice. In the event that the Senior Loan and one or more Senior Junior Loans are concurrently in default, a Subordinate Junior Lender shall have no right to exercise its cure rights with respect to the Senior Loan under Section 12(a)(i) or (ii) or the Senior Junior Loan(s) under this Section 12(b)(i) or Section 12(b)(ii) below unless such Subordinate Junior Lender is simultaneously exercising its cure rights with respect to the Senior Loan under Sections 12(a)(i) and/or (ii) (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(a)(i) and/or (ii)) and with respect to each such Senior Junior Loan(s) under this Section 12(b)(i) above or Section 12(b)(ii) below (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(b)(i) and/or (ii)).

           (ii)  Junior Loan Non-Monetary Default.    If the default identified in the Junior Loan Default Notice is of a non-monetary nature, (aa) the applicable Subordinate Junior Lender having the lowest priority shall have fifteen (15) Business Days from the later of (A) the receipt by it of a Junior Loan Default Notice and (B) the expiration of the applicable Senior Junior Borrower's cure period for such non-monetary default provided in the applicable Senior Junior Loan Documents, to cure such non-monetary default (such period, the "Initial Junior Loan Non-Monetary Cure Period"); and (bb) if the applicable Subordinate Junior Lender having the lowest priority elects not to cure such non-monetary default prior to the expiration of the Initial Junior Loan Non-Monetary Cure Period, the other remaining Subordinate Junior Lenders shall have the right to cure such non-monetary default within five (5) additional Business Days after such Subordinate Junior Lender receives notice that the next most junior Subordinate Junior Lender failed to cure such non-monetary default (the Initial Junior Loan Non-Monetary Cure Period or such additional cure period, as applicable, the "Junior Loan Non-Monetary Cure Period"); provided, that (1) except as provided in the immediately following clause (2), in no event shall the Junior Loan Non-Monetary Cure Period extend beyond the date that is the later of (A) five (5) Business Days after the

  Subordinate Junior Lender with the highest priority with respect to the Senior Junior Loan that is subject to a default has received notice that the Subordinate Junior Lender with the next lower priority has failed to cure such default and (B) twenty-five (25) Business Days after the expiration of Senior Junior Borrower's cure period, if any, for such non-monetary default provided in the Senior Junior Loan Documents, to cure such non-monetary default; and (2) if such non-monetary default is susceptible of cure but cannot reasonably be cured within the applicable Junior Loan Non-Monetary Cure Period and curative action was promptly commenced and is being diligently pursued by a Subordinate Junior Lender (or with respect to a non-monetary default that is not susceptible of cure, if a Subordinate Junior Lender shall be diligently pursuing the foreclosure of its Equity Collateral and such non-monetary default does not materially impair the value, use or operation of the applicable Senior Junior Lender's Equity Collateral as reasonably determined by such Senior Junior Lender), such Subordinate Junior Lender shall be given an additional period of time as is reasonably necessary for such Subordinate Junior Lender in the exercise of due diligence to cure such non-monetary default (or, in the case of a non-monetary default as described above that is not susceptible of cure, then such Subordinate Junior Lender shall be given an additional period of time as is reasonably necessary for such Subordinate Junior Lender in the exercise of due diligence to complete the foreclosure of its Equity Collateral) for so long as (A) such Subordinate Junior Lender makes or causes to be made timely payment of the applicable Senior Junior Borrower's regularly scheduled monthly principal and/or interest payments under the applicable Senior Junior Loan and any other amounts due under the applicable Senior Junior Loan Documents, (B) such additional period of time does not exceed forty-five (45) days, unless such non-monetary default is of a nature that cannot be cured within such forty-five (45) days, in which case, such Subordinate Junior Lender shall have such additional time as is reasonably necessary to cure such non-monetary default, provided that such Subordinate Junior Lender is continuously and diligently pursuing a cure of such non-monetary default (or, with respect to a non-monetary default that is not susceptible of cure, such Subordinate Junior Lender shall have such additional time as is reasonably necessary to gain ownership of its Equity Collateral, provided that such Subordinate Junior Lender is continuously and diligently pursuing the ownership of its Equity Collateral and such non-monetary default does not materially impair the value, use or operation of the applicable Senior Junior Lender's Equity Collateral as reasonably determined by such Senior Junior Lender), (C) such default is not caused by a Proceeding of the applicable Senior Junior Borrower, and (D) during such Junior Loan Non-Monetary Cure Period (and any additional period of time provided for above), there is no material impairment to the value, use or operation of the applicable Senior Junior Lender's Equity Collateral as reasonably determined by such Senior Junior Lender (such additional Junior Loan Non-Monetary Cure Period, an "Junior Loan Extended Non-Monetary Cure Period"). If a Subordinate Junior Lender has commenced exercising any such cure right during a Junior Loan Non-Monetary Cure Period and elects not to proceed with such cure, such Junior Lender shall promptly notify the remaining Subordinate Junior Lenders, and each remaining Subordinate Junior Lender shall be deemed in compliance with the terms hereof if it commences curing such event within five (5) Business Days following receipt of written notice of such election not to proceed with such cure by the Junior Lender that precedes it in priority of cure right pursuant to this Section 12(b)(ii) and otherwise complies with the provision of the immediately preceding sentence. The Junior Loan Non-Monetary Cure Period and any additional cure period granted hereunder to a Subordinate Junior Lender electing to cure the non-monetary default (including, with respect to a non-monetary default that is not susceptible of cure, any additional time as is reasonably necessary for a Subordinate Junior Lender to foreclose on its Equity Collateral) shall automatically terminate upon the bankruptcy (or similar insolvency) of Senior Borrower or any applicable Senior Junior Borrower. In the event that the Senior Loan and one or more Senior Junior Loans are concurrently in default, a Subordinate Junior Lender shall have no right to exercise its cure rights with respect to the Senior Loan under Section 12(a) or the Senior Junior Loan(s) under Section 12(b)(i) above or this Section 12(b)(ii)

  unless such Subordinate Junior Lender is simultaneously exercising its cure rights with respect to the Senior Loan under Sections 12(a)(i) and/or (ii) (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(a)(i) and/or (ii)) and with respect to each such Senior Junior Loan(s) under Section 12(b)(i) above or this Section 12(b)(ii) (to the extent that such Subordinate Junior Lender is permitted to exercise such cure rights under Sections 12(b)(i) and/or (ii)). The Junior Loan Non-Monetary Cure Period and any additional cure period granted hereunder to any Subordinate Junior Lender electing to cure a non-monetary default of any applicable Senior Junior Borrower (including, with respect to a non-monetary default that is not susceptible of cure, any additional time as is reasonably necessary for a Subordinate Junior Lender to foreclose on its Equity Collateral) shall automatically terminate upon the bankruptcy (or similar insolvency) of such applicable Senior Junior Borrower.

        (c)    Cash Management.    So long as the South Carolina Management Agreements are in place and so long as no Event of Default shall have occurred and be continuing under the Senior Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Senior Loan Cash Management Agreement and Senior Loan Agreement, shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Senior Loan. So long as no Event of Default shall have occurred and be continuing under the First Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the First Mezzanine Cash Management Agreement and First Mezzanine Loan Agreement, shall continue to be applied pursuant thereto in the manner required thereunder prior to the occurrence of an Event of Default under the First Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Second Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Second Mezzanine Cash Management Agreement and Second Mezzanine Loan Agreement, shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Second Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Third Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Third Mezzanine Cash Management Agreement and Third Mezzanine Loan Agreement, shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Third Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Fourth Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Fourth Mezzanine Cash Management Agreement and Fourth Mezzanine Loan Agreement, shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Fourth Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Fifth Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Fifth Mezzanine Cash Management Agreement and Fifth Mezzanine Loan Agreement, shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Fifth Mezzanine Loan Documents. So long as no Event of Default shall have occurred and be continuing under the Sixth Mezzanine Loan Documents, subject to the cure rights of the Junior Lenders hereunder, all funds held and applied pursuant to the Sixth Mezzanine Cash Management Agreement and Sixth Mezzanine Loan Agreement, shall continue to be applied in the manner required thereunder prior to the occurrence of an Event of Default under the Sixth Mezzanine Loan Documents.

        Section 13.    Replacement of Manager.

        Senior Lender and each Junior Lender hereby consents to each Junior Lenders' right, under the circumstances set forth in the applicable Junior Loan Documents, to cause the termination of any manager of the Premises, and the exercise of such right (and any manager replacement right exercised pursuant to the terms of this Section 13 below) shall not (in and of itself) permit the Senior Lender and the other Junior Lenders to declare an Event of Default as defined in the Senior Loan Documents or the applicable Junior Loan Documents or take any Enforcement Action or Equity Collateral Enforcement Action. In the event Senior Lender and one or more Junior Lenders shall have the right to so terminate any manager of the Premises, and Senior Lender shall fail to exercise such rights within ten (10) Business days, the most junior Junior Lender may exercise such rights without the consent of the Senior Lender; provided such exercise by the most Junior Lender may be superseded by any subsequent exercise of such rights by Senior Lender in accordance to the Senior Loan Documents. If Senor Lender does not exercise its superior termination rights, the most junior Junior Lender, having terminated the property manager of the Premises pursuant to the most junior Junior Loan Documents, shall have the right to select, or cause the selection, of a replacement property manager, asset manager or leasing agent, as applicable, for the Premises, which replacement manager, asset manager and/or leasing agent for the Premises, shall be subject to Senior Lender's reasonable approval and the applicable terms and provisions of the Senior Loan Documents, and, if any Certificates are then outstanding, be subject to a Rating Agency Confirmation, and shall be a Qualified Manager. Notwithstanding anything in this Section 13 to the contrary, if an Event of Default under the Senior Loan then is continuing, Senior Lender shall have the sole right to select any replacement manager, asset manager and/or leasing agent, as applicable, which is a Qualified Manager and, if any Certificates are then outstanding, is subject to a Rating Agency Confirmation, whether or not a new manager or agent was retained by the most junior Junior Lender; provided, Senior Lender agrees to consult with the Junior Lenders prior to making any such election; and provided, further, that without the consent of each of the Junior Lenders which is not an Affiliate of the Senior Borrower, the Senior Lender shall not engage a replacement manager that is an Affiliate of the Senior Borrower.

        Section 14.    Right to Purchase Senior Loan and the Senior Junior Loans.    (a) At any time after (i) the occurrence and during the continuance of a monetary Event of Default under the Senior Loan or non-monetary Event of Default under the Senior Loan which is subject to an Enforcement Action or (ii) if the Senior Loan is a "specially serviced mortgage loan" under the applicable trust and servicing agreement or pooling and servicing agreement related thereto as a result of a monetary Event of Default or material non-monetary Event of Default occurring under the Senior Loan (each of the foregoing, a "Purchase Option Event"), upon ten (10) Business Days' prior written notice to Senior Lender (the "Purchase Notice"), a Junior Lender (and, if permitted by the applicable participation agreement, a Junior Lenders' participant) shall have the right to purchase, in whole, but not in part, the Senior Loan for a price equal to the sum of (without duplication) the outstanding principal balance of the Senior Loan, together with all accrued interest and other amounts due thereon (excluding prepayment fees or premiums that would be due if Senior Borrower were prepaying the Senior Loan at the time of such purchase in violation of the prohibition against voluntary prepayment, exit fees, yield maintenance premiums, spread maintenance premiums, default interest and late charges, but including, without limitation, post-petition interest, any unreimbursed Protective Advances made by Senior Lender or any servicer and any interest charged by Senior Lender or any servicer on any advances for monthly payments of principal and/or interest on the Senior Loan and/or on any Protective Advances), and including all costs and expenses (including reasonable legal fees and expenses) actually incurred by Senior Lender in enforcing the terms of the Senior Loan Documents, and any fees and expenses payable or reimbursable to any servicer, trustee or fiscal agent; provided that any such fees and expenses are not duplicative of any other fees and expenses otherwise payable by a Junior Lender to Senior Lender under this Section 14, including, without limitation, special servicing to any special servicer under the applicable pooling and servicing agreement, interest on advances made by any of them (but excluding any workout or liquidation fees if the Senior Loan is purchased within ninety (90) days of the Purchase Option Event) whether or not any such entity may be deemed to be Senior Lender (collectively, the "Senior Loan Purchase Price"). In the event that any Junior Lender elects to purchase the Senior Loan pursuant to this Section 14(a), the Subordinate Junior Lender with the lowest priority with respect to the other Junior Lenders that have elected to purchase the Senior Loan shall have the exclusive right to so purchase the Senior Loan, provided that such Subordinate Junior Lender shall also be required to concurrently purchase each of the applicable Senior Junior Loans from the Senior Junior Lenders holding such applicable Senior Junior Loans (regardless of whether such Senior Junior Lenders were among the Junior Lenders which had elected to purchase the Senior Loan). Such purchase of each of the Senior Junior Loans shall be for a price equal to the sum of (without duplication) the outstanding principal balance of the Senior Junior Loan, together with all accrued interest and other amounts due thereon (including, without limitation, advances made by Senior Junior Lender or any servicer and post-petition interest), any unreimbursed Protective Advances made by such Senior Junior Lender or any servicer), including all costs and expenses (including reasonable legal fees and expenses) actually incurred by such Senior Junior Lender in enforcing the terms of the applicable Senior Junior Loan Documents, any fees and expenses payable or reimbursable to any servicer (provided that any such fees and expenses are not duplicative of any default interest, late charges or other fees and expenses otherwise payable by a Subordinate Junior Lender to such Senior Junior Lender under this Section 14); excluding any workout or liquidation fees, prepayment fees or premiums that would be due if the applicable Senior Junior Borrower were prepaying the applicable Senior Junior Loan at the time of such purchase in violation of the prohibition against voluntary prepayment, exit fees, yield maintenance premiums, spread maintenance premiums, late charges and default interest (such price as to each such Senior Junior Loan, the "Senior Junior Loan Purchase Price"). A Subordinate Junior Lender may not close the purchase of the Senior Loan without concurrently closing the purchase of the applicable Senior Junior Loans in accordance with the terms of this paragraph. Prior to electing to purchase the Senior Loan and/or any Senior Junior Loan, a Subordinate Junior Lender shall have the right to obtain from Senior Lender and each Senior Junior Lender a good faith estimate of the Senior Loan Purchase Price and Senior Junior Loan Purchase Price, respectively. If any Subordinate Junior Lender which has elected to purchase the Senior Loan fails to complete such purchase within ten (10) Business Days after delivery of a Purchase Notice or fails to concurrently purchase the applicable Senior Junior Loans as required hereunder, then such Purchase Notice shall be deemed invalid, such defaulting Subordinate Junior Lender shall cease to have any right to purchase the Senior Loan (and any applicable Senior Junior Loan) in connection with the applicable Purchase Option Event and the remaining Junior Lenders shall thereafter be entitled to exercise their purchase rights under, and in accordance with, this Section 14(a). Senior Lender shall close the sale of the Senior Loan to the applicable Junior Lender on the date set forth in the Senior Purchase Notice subject to the terms and conditions of this Agreement. Each Junior Lender agrees that the sale of the Senior Loan shall, if the Senior Loan is included in a Securitization at such time, comply with the requirements of the pooling and servicing agreement pursuant to which the Certificates were issued and that all attorney's fees related to the preparation and delivery of the assignment of the Senior Loan shall be paid by the applicable Junior Lender. Concurrently with payment to Senior Lender of the Senior Loan Purchase Price, Senior Lender shall deliver or cause to be delivered to the Junior Lender exercising the purchase right hereunder all Senior Loan Documents held by or on behalf of Senior Lender and will execute in favor of the Junior Lender or its designee exercising the purchase right hereunder, assignment documentation, in form and substance reasonably acceptable to Senior Lender and such Junior Lender, at the sole cost and expense of such Junior Lender to assign the Senior Loan and its rights under the Senior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of the Senior Loan, the power and authority of the Senior Lender to transfer the Senior Loan and as to Senior Lender's ownership and not having previously assigned, transferred, participated or encumbered its rights in the Senior Loan unless such participation or encumbrance will be released prior to the transfer). Concurrently with payment to each of Senior Junior Lenders of the applicable Senior Junior Loan Purchase Price for the Senior Junior Loan held by each such Senior Junior Lender, each applicable Senior Junior Lender shall deliver or cause to be delivered to the Subordinate Junior Lender exercising the purchase right hereunder all Senior Junior Loan Documents held by or on behalf of such Senior Junior Lender and will execute in favor of such Subordinate Junior Lender or its designee assignment documentation, in form and substance reasonably acceptable to such Subordinate Junior Lender, at the sole cost and expense of such Subordinate Junior Lender, to assign such Senior Junior Lender's Senior Junior Loan and its rights under the related Senior Junior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of such Senior Junior Loan, the power and authority of the Senior Junior Lender to transfer the Senior Junior Loan and as to such Senior Junior Lender's ownership and not having previously assigned, transferred, participated or encumbered its rights in such Senior Junior Loan unless such participation or encumbrance will be released prior to the transfer). Following the occurrence of a Purchase Option Event, each Junior Lender shall keep the other Junior Lenders informed as to such Junior Lender's intention to exercise any of its respective rights in connection with the Purchase Option Event.

        (b)   The right of each Junior Lender to purchase the Senior Loan shall automatically terminate (i) ten (10) Business Days after receipt of notice that a more senior Senior Junior Lender has elected to exercise the right to purchase the Senior Loan (unless the more junior Junior Lender shall have given written notice to such Senior Junior Lender to purchase the Senior Loan prior to the expiration of such ten (10) Business Day period), (ii) upon a transfer of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure, or (iii) with respect to a specific Purchase Option Event, if such Purchase Option Event ever ceases to exist; provided, however, that in no event shall any Junior Lender have less than thirty (30) days to deliver a Purchase Notice following notice by Senior Lender to such Junior Lender of the occurrence of the related Purchase Option Event, except pursuant to the terms of clause (A)(iii) of this sentence. Notwithstanding the foregoing sentence, if Borrower offers to deliver or actually delivers to Senior Lender a deed in lieu of foreclosure to the Premises (each, a "Deed in Lieu"), Senior Lender shall provide Junior Lenders not less than ten (10) Business Days written notice prior to accepting a Deed in Lieu to the Premises, and if any Junior Lender shall deliver a Purchase Notice to Senior Lender prior to the expiration of such ten (10) Business Day period, Senior Lender shall not accept the Deed in Lieu to the Premises, provided that the applicable Junior Lender pays the Senior Loan Purchase Price to Senior Lender and acquires the Senior Loan (and the Senior Junior Loans at the applicable Senior Junior Loan Purchase Price) within such ten (10) Business Day period from the delivery of such Purchase Notice, in which case all costs and expenses (including all transfer taxes) in connection therewith shall be paid by the applicable Junior Lender.

        (c)   If a Junior Loan has been accelerated, any Equity Collateral Enforcement Action has been commenced under the Junior Loan Documents for a Junior Loan, a Proceeding has been commenced against a Junior Borrower under such Junior Loan or a Subordinate Junior Lender has cured one or more defaults on the part of any Junior Borrower under the Senior Junior Loan Documents pursuant to Section 12 hereof and, but for such cure, the Senior Junior Loan would be considered a "specially serviced mortgage loan" under the applicable pooling and servicing agreement if it were the Senior Loan (a "Junior Loan Purchase Option Event"), the Junior Lender holding such Junior Loan (such Junior Loan, the "Optioned Junior Loan" and such Junior Lender, the "Optioned Junior Lender") shall provide prompt written notice of the same to the applicable Subordinate Junior Lenders, and upon ten (10) Business Days' prior written notice (the "Junior Purchase Notice") to the Senior Junior Lender holding the Optioned Junior Loan that is subject to the applicable Junior Loan Purchase Option Event, the applicable Subordinate Junior Lenders (and, if permitted by the applicable participation agreement, Optioned Junior Lenders' participant) shall have the right to purchase, in whole but not in part, the applicable Optioned Junior Loan for the Senior Junior Loan Purchase Price. Notwithstanding the foregoing but subject to the terms of the next to last sentence of this Section 14(c), the failure of a Senior Junior Lender to provide notice to any applicable Subordinate Junior Lender of the occurrence of a Junior Loan Purchase Option Event shall have no adverse effect on such Junior Lender. In the event that more than one Subordinate Junior Lender elects to purchase an Optioned Junior Loan pursuant to this Section 14(c) , the Subordinate Junior Lender with the lowest priority with respect to the other Subordinate Junior Lenders that have elected to purchase such Optioned Junior Loan shall have the exclusive right to so purchase such Optioned Junior Loan, provided that such Subordinate Junior Lender shall also be required to concurrently purchase each of the other Subordinate Junior Loans that constitute, as to such purchasing Subordinate Junior Lender, Senior Junior Loans from the Junior Lenders holding such other Subordinate Junior Loans that so constitute Senior Junior Loans that are also Subordinate Junior Loans in respect of the Optioned Junior Loan (such other Subordinate Junior Loans, the "Additional Covered Junior Loans") in each case for a price equal to the applicable Senior Junior Loan Purchase Price. If any Subordinate Junior Lender which has elected to purchase the Optioned Junior Loan that is subject to the applicable Junior Loan Purchase Option Event fails to complete such purchase within ten (10) Business Days of delivery of a Junior Purchase Notice or fails to concurrently purchase the applicable Additional Covered Junior Loans as required hereunder, then such Junior Purchase Notice shall be deemed invalid, such defaulting Subordinate Junior Lender shall cease to have any right to purchase the Optioned Junior Loan in connection with the applicable Junior Loan Purchase Option Event and the other Subordinate Junior Lenders shall thereafter be entitled to exercise their purchase rights under, and in accordance with, this Section 14(c). Concurrently with payment to the applicable Senior Junior Lenders of the applicable Senior Junior Loan Purchase Price for the Optioned Junior Loan or Additional Covered Junior Loan, as the case may be, held by such Senior Junior Lender, each applicable Senior Junior Lender shall deliver or cause to be delivered to the Subordinate Junior Lender exercising the purchase right hereunder all Senior Junior Loan Documents held by or on behalf of such Senior Junior Lender and will execute in favor of such Subordinate Junior Lender or its designee assignment documentation, in form and substance reasonably acceptable to such Subordinate Junior Lender, at the sole cost and expense of such Subordinate Junior Lender, to assign such Senior Junior Lender's Optioned Junior Loan, or Additional Covered Junior Loan, as the case may be, and its rights under the related Senior Junior Loan Documents (without recourse, representations or warranties, except for representations as to the outstanding balance of such Optioned Junior Loan or Additional Covered Junior Loan, as the case may be, and as to such Senior Junior Lender's ownership and not having previously assigned, transferred, participated or encumbered its rights in such Optioned Junior Loan or Additional Covered Junior Loan, as the case may be, unless such participation or encumbrance will be released prior to the transfer). The right of any Subordinate Junior Lender to purchase the Optioned Junior Loan shall automatically terminate (x) upon a transfer or sale of the Equity Collateral covered by the Senior Junior Loan Documents that secure the Optioned Junior Loan, pursuant to any Equity Collateral Enforcement Action where the transferee is not Senior Borrower (or any Affiliate thereof), or (y) with respect to a specific Junior Loan Purchase Option Event, if such Junior Loan Purchase Option Event ceases to exist (including, if the applicable Senior Junior Lender terminated its Equity Collateral Enforcement Action); provided, however, that in no event shall any Subordinate Junior Lender have less than thirty (30) days, following notice by the applicable Senior Junior Lender to such Subordinate Junior Lender of the occurrence of a Junior Loan Purchase Option Event, to elect to purchase the Optioned Junior Loan, except if such period for such election to purchase is terminated pursuant to the terms of foregoing clause (x) or (y). Notwithstanding the foregoing sentence, if title is transferred to any Subordinate Junior Lender less than ten (10) days after the acceleration of the applicable Senior Junior Loan, the applicable Subordinate Junior Lenders shall have a ten (10) day period to deliver the applicable Senior Junior Loan Purchase Notice to the applicable Senior Junior Lender with the obligation to purchase the applicable Equity Collateral within ten (10) days of the delivery of such Senior Junior Loan Purchase Notice at the applicable Senior Junior Loan Purchase Price, in which case all costs and expenses (including all transfer taxes) in connection therewith shall be paid by the applicable Subordinate Junior Lender.

        (d)   Senior Lender and each Junior Lender covenants not to, and not to permit any Affiliate to, enter any agreement with Borrower, any Junior Borrower or any Affiliate thereof to purchase the Senior Loan or any Junior Loan pursuant to this Section or in connection with any refinancing of the

Senior Loan or any Junior Loan in any manner designed to avoid or circumvent the provisions of the Senior Loan Documents or any of the Junior Loan Documents which require the payment of any liquidated damage amount, acceleration prepayment premium, a prepayment fee, premiums or yield maintenance charge in connection with a prepayment of the Senior Loan or a Junior Loan. Notwithstanding anything to the contrary contained herein, the ten (10) Business Day period following delivery of the Purchase Notice during which a purchasing Junior Lender is required to consummate such purchase, may be extended for an additional ten (10) Business Days upon payment to the Senior Lender of a nonrefundable deposit in an amount equal to ten percent (10%) of the Senior Loan Purchase Price.

        Section 15.    Additional Understandings.    For as long any Junior Loan remains outstanding:

        (a)    Notices of Transfer, etc.    In the event of a request by Senior Borrower or any Junior Borrower for Senior Lender's or any Junior Lender's consent to either (i) the sale or Transfer of all or any material portion of the Premises or any interest in Senior Borrower or any Junior Borrower, or (ii) the granting of a further mortgage, deed of trust or similar encumbrance against the Premises or any of the Equity Collateral or any incurrence of additional indebtedness, such Person from whom such consent has been requested shall, as long as no Event of Default has occurred under the Senior Loan or the Junior Loan held by such Person, if such Person has the right to consent under the Senior Loan Documents or Junior Loan Documents held by such Person or such consent is otherwise requested from such Person, obtain the prior written consent of the Junior Lenders or the applicable Subordinate Junior Lenders, as the case may be, prior to such Person granting its consent or agreement thereto (for the purposes of this Section 15(a), each Junior Lender is to be reasonable to the extent Senior Lender must be reasonable, but nothing contained above is intended to reduce or limit the rights of each Junior Lender under its respective Junior Loan Documents). Nothing herein shall require any Junior Lender to consent to, or waive its rights with respect to, any Transfer of the Premises or any interest therein (including, without limitation, the Separate Collateral).

        (b)    Annual Budget.    The most Junior Lender shall have the right to receive and reasonably approve the Quarterly CapEx Budget in accordance with the terms of its Junior Loan Documents during a Trigger Period.

        (c)    Reserves and Escrows.    If (i) Senior Lender waives any reserves or escrow accounts required under the Senior Loan Documents which reserves or escrow accounts are also required under the most Senior Junior Loan Documents, then the most Senior Junior Lender may require that its Junior Borrower (x) deposit such amounts that would have been deposited into any reserves or escrow accounts under the Senior Loan to be transferred to and deposited with such Senior Junior Lender and (y) enter into a cash management agreement with such Senior Junior Lender substantially similar to the arrangement entered into by Borrower with Senior Lender at the closing of the Senior Loan and (ii) if any Senior Junior Lender waives any reserves or escrow accounts required under its applicable Senior Junior Loan Documents which reserves or escrow accounts are also required under the most senior Subordinate Junior Loan Documents, then the most senior Subordinate Junior Lender may require that its Junior Borrower (x) deposit such amounts that would have been deposited into any reserves or escrow accounts under the Senior Loan or the applicable Senior Junior Loan to be transferred to and deposited with such Subordinate Junior Lender and (y) enter into a cash management agreement with such Subordinate Junior Lender substantially similar to the arrangement entered into by Borrower with the Senior Lender or by the Senior Junior Borrower with such Senior Junior Lender.

        (d)    Consent Rights of Junior Lenders.    If any of the Junior Loan Documents contain any provision or requirement that a Junior Lender's consent or approval be obtained for any act or determination by Borrower or its respective Junior Borrower in connection with the leasing of the Premises or alterations to the Premises, to the extent that such consent or approval is also required by

Senior Lender under the Senior Loan Documents, each Junior Lender hereby agrees that it shall first advise Senior Lender whether such Junior Lender objects to the requested consent or approval within five (5) Business Days after its receipt of (i) a written request for a consent or approval from the applicable Junior Borrower and (ii) delivery of all required documents and information necessary to adequately and completely evaluate such request. Senior Lender shall consult with each Junior Lender with respect to any such consent or approval right of such Junior Lender. Each Junior Lender having such consent rights shall not unreasonably withhold its consent to such lease or alteration if Senior Lender (A) is deemed to have approved such lease or alteration under the Senior Loan Documents or (B) reasonably approves such lease or alteration provided, with respect to a lease, the lease is on market terms and, with respect to an alteration, the alteration is necessary to maintain the Premises in good order and repair as required by the Senior Loan Documents.

        (e)    Permitted Refinancing.    Each Junior Lender will not modify the provisions of its respective Junior Loan Agreement with respect to permitted refinancing of the Senior Loan without Senior Lender's prior written consent (which consent shall not be unreasonably withheld or delayed) or with respect to permitted refinancing of any Senior Junior Loan without the applicable Senior Junior Lender's prior written consent, not to be unreasonably withheld or delayed.

        (f)    Marshalling of Assets.    Each Junior Lender hereby waives any equitable right it may have to require that Senior Lender marshal any assets of Senior Borrower in favor of such Junior Lender, to require the separate sales of any portion of the Premises or to require that Senior Lender exhaust its remedies against any portion of the Premises. Each Junior Lender agrees that, except with respect to the enforcement of its remedies under its applicable Junior Loan Documents permitted hereunder (including the foreclosure and acquisition of its applicable Equity Collateral through an Enforcement Action), prior to the satisfaction of all Senior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises or any other collateral now securing the Senior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Loan Documents or the liens, rights, estates and interests created thereby.

        (g)    Requests for Disbursements.    Senior Lender hereby agrees to promptly (x) notify each Junior Lender of any requests by Senior Borrower for disbursements of funds from the Reserve Funds (as defined in the Senior Loan Agreement) or a release of Net Proceeds (as defined in the Senior Loan Documents) and (y) provide each Junior Lender with any documentation delivered by Senior Borrower to Senior Lender with respect to any such request by Senior Borrower for a disbursement of funds from the Reserve Funds or release of Net Proceeds (provided that in no event shall Senior Lender have any liability for a failure by Senior Lender to provide such notice or documentation to any Junior Lender, and no such failure shall constitute a default hereunder).

        (h)    Cash Management.    (i) Senior Lender hereby agrees to deliver to each Junior Lender a copy of any notice sent or received by Senior Lender with respect to the Senior Loan Cash Management Agreement, including, without limitation, each disbursement instruction delivered under such Senior Loan Cash Management Agreement. Such copies shall be delivered to each Junior Lender concurrently with the delivery of such notices to the Agent under the Senior Loan Cash Management Agreement or promptly after receipt thereof by Senior Lender, as the case may be. Senior Lender may elect to change the Agent under the Senior Loan Cash Management Agreement provided that Senior Lender shall give each Junior Lender not less than two (2) Business Days' prior written notice of any such change. Senior Lender shall cause the Senior Loan Cash Management Agreement to provide that the Agent thereunder shall provide each Junior Lender with access to information regarding the Cash Management Account (as such term is defined in the Senior Loan Cash Management Agreement).

           (ii)  Each Senior Junior Lender hereby agrees to deliver to the applicable Subordinate Junior Lenders a copy of any notice sent or received by such Senior Junior Lender with respect to its applicable Junior Loan Cash Management Agreement, including, without limitation, each disbursement instruction delivered under such Senior Junior Loan Cash Management Agreement. Such copies shall be delivered to each Subordinate Junior Lender concurrently with the delivery of such notices to the Agent under the applicable Senior Junior Loan Cash Management Agreement. A Senior Junior Lender may elect to change the Agent under its applicable Senior Junior Loan Cash Management Agreement, provided that such Senior Junior Lender shall give each applicable Subordinate Junior Lender not less than two (2) Business Days' prior written notice of any such change. Each Senior Junior Lender shall cause its applicable Senior Junior Loan Cash Management Agreement to provide that the Agent thereunder shall provide each applicable Subordinate Junior Lender with access to information regarding the applicable Cash Management Account (as such term is defined in the applicable Senior Junior Loan Cash Management Agreement).

        (i)    Notices of Default.    (i) Each Junior Lender shall give Senior Lender and each other Junior Lender notice of any Event of Default, acceleration of its applicable Junior Loan and the commencement of any Equity Collateral Enforcement Action under its Junior Loan Documents and, simultaneously with giving such notices to its Junior Borrower, copies of notices given to its Junior Borrower of events that with the passage of time and failure to cure, would result in the occurrence of a "Default" or "Event of Default" under its respective Junior Loan Documents.

           (ii)  Senior Lender shall give each Junior Lender written notice of any Event of Default, acceleration of the Senior Loan, transfer of the Senior Loan to "special servicing" and the commencement of an Enforcement Action under the Senior Loan Documents and, simultaneously with giving such notices to Senior Borrower, copies of notices given to Senior Borrower of events that with the passage of time and failure to cure, would result in the occurrence of a "Default" or "Event of Default" under the Senior Loan Documents.

        (j)    Cooperation with Senior Lender.    At the request of Senior Lender, each Junior Lender shall use reasonable efforts, at Senior Lender's expense, to satisfy, and to cooperate with Senior Lender in attempting to cause Senior Borrower, each Senior Junior Borrower to satisfy, the market standards to which Senior Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the Securitization of the Senior Loan, including, entering into (or consenting to, as applicable) any modifications to this Agreement or the Senior Loan Documents or the Junior Loan Documents, and to cooperate with Senior Lender in attempting to cause Senior Borrower and the Junior Borrowers to execute such modifications to the Senior Loan Documents and the applicable Junior Loan Documents, in any such case, as may be reasonably requested by the Rating Agencies to effect the Securitization; provided, however, a Junior Lender shall not be required to modify or amend this Agreement or any Senior Loan Documents or its respective Junior Loan Documents (or consent to such modification of the Senior Loan Documents), if such modification or amendment would (1) materially increase its respective Junior Borrower's obligations under its Junior Loan Documents or materially decrease such Junior Lender's rights, remedies or protections thereunder, (2) change the economic terms allocable to the Junior Loans (including, without limitation, the basis upon which any reserve requirement is triggered or suspended) under the Senior Loan Documents and Junior Loan Documents), or (3) otherwise, in any Junior Lender's judgment, have any material adverse impact on such Junior Lender or its Junior Loan. In connection with any Securitization, each Junior Lender agrees to provide for inclusion in any disclosure document relating to the related Securitization such information concerning such Junior Lender as the Senior Lender reasonably determines to be necessary or appropriate. Subject to the foregoing qualifications in clauses (1)-(3) in the foregoing sentence, each Junior Lender agrees that if the Senior Loan is to be included as an asset of a Securitization, such Junior Lender shall, at Senior Lender's request and expense, cooperate with the reasonable requests of each Rating Agency and Senior Lender in connection with the Securitization.

        (k)    LIBOR Determination Notices.    Senior Lender shall provide each Junior Lender with a copy of its determination of the LIBOR Rate applicable to each Interest Period under the Senior Loan promptly after determination thereof.

        (l)    Books and Records.    Upon inspection of the books, records or Premises of Borrower by Senior Lender pursuant to the terms of the Senior Loan Documents, Senior Lender shall, upon request of any Junior Lender, take action to encourage Senior Borrower to provide such Junior Lender access for its own inspection of such books, records or the Premises. Upon any inspection of the books, records or the Premises of any Junior Borrower by a Junior Lender, pursuant to the terms of its respective Junior Loan Documents, such Junior Lender shall, upon written request of Senior Lender and any other Junior Lender, take action to encourage its Junior Borrower to reasonably cooperate to provide Senior Lender and such other requesting Junior Lender access for its own inspection of such books, records or the Premises. The provisions of this Section 15(l) shall not be interpreted to limit in any way the rights in favor of any Junior Lender under its respective Junior Loan Documents.

        (m)    Resizing.    In connection with any Securitization of the Senior Loan, Senior Lender may notify the Junior Lenders that it intends to purchase a portion of certain of the Junior Loans and convert such purchased portion of such Junior Loans into the Senior Loan and, if applicable, the more senior Junior Loans, or require certain of the Junior Lenders to purchase a portion of the Senior Loan and convert such purchased portion into one or more of the Junior Loans (a "Resizing Notice") which purchase shall occur within ten (10) Business Days of the Resizing Notice (the "Resizing Date"). Any such resizing shall have no material adverse effect on any of the other Junior Loans and shall not change the initial weighted average interest rate of the Senior Loan and the Junior Loans. Provided that no Event of Default exists under the Senior Loan or the affected Junior Loans, the affected Junior Lenders shall either (i) sell a portion of their Junior Loans to Senior Lender and, if applicable to the more senior Junior Lenders, or (ii) purchase a portion of the Senior Loan from Senior Lender, and if applicable, a portion of the more senior Junior Loans (the "Resized Components"). The Resizing Notice shall set forth: (1) the effective date of such resizing, (2) the principal amount of the Junior Loans to be purchased and converted into the Senior Loan, and, if applicable, into the more senior Junior Loans, or the principal amount of the Senior Loan and, if applicable, the more senior Junior Loans, to be purchased and converted into the affected Junior Loans, (3) the adjusted balance of the affected Junior Loans after such purchase(s) and conversion, (4) the adjusted Senior Loan balance after such purchase and conversion, (5) the adjusted Spread of the affected Junior Loans after such purchase and conversion, (6) the adjusted Spread of the Senior Loan after such purchase and conversion, and (7) the adjusted amortization schedules, if applicable, and release prices (both of which shall be allocated pro rata between the Senior Loan and the affected Junior Loans), as between the Senior Loan and the affected Junior Loans. Senior Lender and each Junior Lender each agrees that, at Senior Lender's expense, the Senior Loan Documents and the applicable Junior Loan Documents shall each be modified accordingly in order to reflect the terms set forth in the Resizing Notice (on or before the Resizing Date), which shall include (as applicable), among other things, modifications to the Title Insurance Policy, Interest Rate Cap Agreement, UCC Title Insurance Policy, and opinion letters delivered in connection with the Senior Loan and the affected Junior Loans, which modification documents shall be subject to the approval of the Senior Lender and the other Junior Lenders, which approval shall not be unreasonably withheld or delayed. True and correct copies of such modified documents shall be delivered to each of the Junior Lenders promptly after execution thereof. Notwithstanding anything to the contrary contained in this clause (m), any resizing to be effectuated pursuant to this clause (m) shall only affect those of the Junior Loans which at such time continue to be owned by the originating Junior Lender (and originating Junior Noteholders) of each such Junior Loan.

        (n)    Uncross of Properties.    Senior Lender or its Affiliates may remove certain Individual Properties (each, an "Affected Property") in connection with or after a Securitization of the Senior

Loan; provided that (i) each Junior Lender shall have approved of the structure and the documentation necessary to effectuate the uncross of any Affected Property, and (ii) Senior Lender or its Affiliates and each Junior Lender shall mutually agree as to the cross-collateralization and cross-default of the debt allocated to each Affected Property so removed from the Securitization all at Senior Lender's sole cost and expense (including reasonable attorneys' fees). Notwithstanding the foregoing, the obligations and rights of Senior Lender set forth in this Section 15(n) are limited to the initial named Senior Lender hereunder and the trustee for any Securitization of the Senior Loan, and no other successors or assigns of the initial named Senior Lender hereunder shall have any obligations or rights under this Section 15(n).

        (o)    Property Inspection Rights and Reports.    Senior Lender will use commercially reasonable efforts to endeavor, at no cost to Senior Lender, to cause the Senior Borrower to permit agents, representatives and employees of any Junior Lender to inspect the Premises or any part thereof during normal business hours on Business Days upon reasonable advance notice, provided that, as required pursuant to the Senior Loan Agreement, such inspections are subject in all instances to the rights of tenants, and provided that neither such inspections shall not unreasonably interfere with the operation of business on the Premises. In addition, to the extent that Senior Lender prepares or receives property reports or financial reports from the Borrowers or with respect to the Premises (including any notices, documents, plans, specifications or reports received in connection with alterations to the Premises), Senior Lender will provide copies of such reports to any Junior Lender at such Junior Lender's request.

        (p)    Interest Rate Cap Agreement.(1)    [Notwithstanding the occurrence of an Event of Default under the Senior Loan, until such time that Senior Borrower and each of the Junior Borrowers obtain separate Interest Rate Cap Agreements for each of their respective loans, Senior Lender shall distribute any payments received under the Interest Rate Cap Agreement to each Junior Lender in the amount of such Junior Lender's allocable share of such payment.]

(1)
To be deleted if there are interest rate cap agreements in place at Closing for each Junior Loan.

        (q)    Cooperation with Junior Lender(s).    At the request of any Junior Lender, Senior Lender and each other Junior Lender shall use reasonable efforts, at such requesting Junior Lender's expense, to cooperate with such Junior Lender in attempting to cause Senior Borrower and each affected Junior Borrower in such Junior Lender's creation of component notes, splitting its Junior Loan into or one or more new mezzanine loans or consolidating one or more Junior Loans held by such Junior Lender into a fewer number of Junior Loans, including entering into (or consenting to, as applicable) any modifications to this Agreement, the Senior Loan Documents or the affected Junior Loan Documents, and to cooperate with such requesting Junior Lender in attempting to cause Senior Borrower and the other Junior Borrowers to execute such modifications to the Senior Loan Documents and the applicable Junior Loan Documents, in any such case, as may be reasonably requested by the requesting Junior Lender; provided, however, Senior Lender or any such Junior Lender shall not be required to modify or amend this Agreement, any Senior Loan Documents or its respective Junior Loan Documents (or consent to such modification of the Senior Loan Documents or the applicable Junior Loan Documents), if such modification or amendment would (1) materially increase Senior Borrower's obligations under the Senior Loan Documents or materially decrease the Senior Borrower's rights, remedies or protections thereunder or materially increase the respective Junior Borrower's obligations under its Junior Loan Documents or decrease such Junior Lender's rights, remedies or protections thereunder, (2) change the economic terms allocable to the Senior Loan or the applicable Junior Loans (including, without limitation, the basis upon which any reserve requirement is triggered or suspended) under the Senior Loan Documents and/or applicable Junior Loan Documents or (3) otherwise, in Senior Lender's or any Junior Lender's judgment, have any material adverse impact on Senior Lender or such Junior Lender or on the Senior Loan or such Junior Lender's Junior Loan.

        (r)    Ground Lease Default.    Notwithstanding anything contained herein to the contrary, a Ground Lease Default (defined below) shall, for all purposes hereunder, constitute a default under the Senior Loan with respect to which Junior Lenders shall have the right to cure in accordance with this Section 15(r) whether or not Senior Lender has cured such Ground Lease Default. In connection with any default by the applicable Senior Borrower under a Ground Lease (a "Ground Lease Default"), Senior Lender shall, subject to the limitations and conditions set forth below, comply with each of the following provisions, to the extent applicable:

            (i)  If Senior Lender shall receive any written notice that a Ground Lease Default has occurred and is continuing, Senior Lender shall promptly notify each Junior Lender in writing of the same and promptly deliver to each Junior Lender a true and complete copy of each such notice. Further, Senior Lender shall provide such documents and information as each Junior Lender shall reasonably request concerning the Ground Lease Default; provided that, in the event such requested documentation and information is not in the actual possession of Senior Lender, Senior Lender shall only be required to use commercially reasonable efforts to obtain such information and the applicable Junior Lender shall pay all reasonable costs and expenses of Senior Lender incurred in connection with obtaining such requested documentation and information.

           (ii)  Senior Lender shall, if requested by a Junior Lender, take all commercially reasonable action, to the extent permitted under the defaulted Ground Lease and not performed by Senior Borrower, to (A) cure any Ground Lease Default (to the extent such Ground Lease Default is susceptible of cure by Senior Lender), to keep and maintain such Ground Lease in full force and effect and (B) exercise any option to renew or extend the Ground Lease and give written confirmation thereof to each Junior Lender within thirty (30) days after such option is exercised; provided that the costs and expenses incurred by Senior Lender in taking any such actions under this clause (ii) shall be paid pro rata by the Junior Lenders, except to the extent such costs and expenses are otherwise allocated to any party other than the Senior Lender pursuant to the pooling and servicing agreement for the Securitization of the Senior Loan.

          (iii)  If the ground lessor shall reject the Ground Lease under or pursuant to Section 365 of the Bankruptcy Code, Senior Lender shall use commercially reasonable efforts to not permit the Senior Borrower to elect to treat the Ground Lease as terminated, and shall use commercially reasonable efforts to require the Senior Borrower to elect to remain in possession of the Premises demised under the Ground Lease and the leasehold estate under the Ground Lease.

          (iv)  In the event that the Senior Lender assumes a Ground Lease or becomes entitled to a New Lease from the ground lessor prior to Senior Borrower rejecting such Ground Lease in a Proceeding, Senior Lender hereby agrees that, in the event that a Junior Lender forecloses or otherwise realizes upon its Equity Collateral in accordance with the terms of this Agreement, including, but not limited to, the terms and provisions of Section 6 hereof, and thereby gains title to such Equity Collateral, Senior Lender hereby agrees that, promptly after the completion of such foreclosure or other action to transfer title to such Equity Collateral, it will assign the assumed Ground Lease or New Lease to the Senior Borrower.

           (v)  Notwithstanding anything to the contrary contained in this Agreement, (A) in the event that a Junior Lender requests that Senior Lender take or refrain from taking any action pursuant to this Section 15(r) and Senior Lender complies with such request, such Junior Lender shall protect, indemnify and save harmless the Indemnified Parties from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, whether incurred or imposed within or outside the judicial process, including, without limitation, reasonable attorneys' fees and disbursements imposed upon or incurred by or asserted against any of the Indemnified Parties by reason of such requested actions or inactions and (B) Senior Lender shall have no obligation to take or refrain from taking any action pursuant to this Section 15(r) (1) unless and until such Junior Lender has cured all monetary Events of Default under the Senior Loan Documents and all non-monetary Events of Default under the Senior Loan Documents (other than those which are not susceptible of cure by Junior Lender and which do not materially impair the value, use or operation of the Premises) prior to the lapse of any cure periods set forth under Section 12(a)(ii) or (2) if compliance with the provisions of this Section 15(r) would (1) violate the Senior Loan Documents or any law, rule or regulation or (2) in the event that the Senior Loan or any interest therein is included as an asset of a real estate mortgage investment conduit ("REMIC") within the meaning of Section 860D(a) of the Code, cause the Senior Loan (or portion thereof which is included in a REMIC) to fail to qualify at all times as a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, or, subsequent to a foreclosure or delivery of a deed in lieu thereof, fail to qualify the Premises, as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code. In addition, notwithstanding anything to the contrary contained herein, if Senior Lender determines, in accordance with Accepted Servicing Practices, that any other action in connection with a Ground Lease Default is necessary to preserve the related Ground Lease or to protect or preserve the lien of the Mortgage, Senior Lender may take any such action; provided, in either event, that Senior Lender or any servicer on its behalf shall not be obligated to expend or advance any of its own funds if such Person determines that such expenditure or advance would constitute a non-recoverable advance under the terms of any servicing agreement governing the administration of the Senior Loan (it being agreed that in the event Junior Lender delivers to Senior Lender sums sufficient to cure any monetary default under the Ground Lease, the expenditure of such sums shall not be deemed a non-recoverable expenditure).

          (vi)  Any sums due to Senior Lender from a Junior Lender under this Section 15(r) or reasonably requested by Senior Lender in anticipation of incurring any expenses required to be paid by such Junior Lender pursuant to this Section 15(r), shall be paid within ten (10) Business Days of demand by Senior Lender. Failure to pay any such sums within five (5) Business Days of Senior Lender's written notification to such Junior Lender that such Junior Lender failed to comply with the requirements of the immediately preceding sentence will constitute a waiver by such Junior Lender of any rights it may have under this Section 15(r).

         (vii)  Notwithstanding anything to the contrary contained herein, if Senior Lender and/or one or more Junior Lenders elect to exercise any rights granted to a Junior Lender under this Section 15(r), Senior Lender and each Senior Junior Lender acknowledge and agree that, as between Senior Lender and each Junior Lender, the most junior Subordinate Junior Lender shall have the superior right to exercise such rights.

        (viii)  Nothing contained herein shall be deemed to grant any Junior Lender the right to cure a Ground Lease Default beyond the period for cure afforded to the Senior Lender or Junior Lender under the Ground Lease (or any agreement entered into with the ground lessor thereunder).

        (s)    Subordination of Ground Lease.    Senior Lender shall not consent to the subordination of any Ground Lease to any fee mortgage, except to the extent such subordination is required as a condition to receiving a New Lease, without the prior written consent of each Junior Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

        (t)    Modification of the Ground Lease.    Senior Lender shall not consent to a modification or termination of the Ground Lease, except to the extent Senior Lender has the obligation to so consent in the Senior Loan Documents, without the prior written consent of each Junior Lender, which consent shall not be unreasonably withheld, conditioned or delayed. Senior Lender shall use commercially reasonable efforts to forward to each Junior Lender any notice Senior Lender receives under each

Ground Lease; provided, however, that failure of Senior Lender to deliver such notice shall not impose any liability on Senior Lender nor modify the obligations of the parties hereunder.

        Section 16.    Financing of the Junior Loans.    (a) Notwithstanding any other provision hereof but subject to the provisions of Section 16(b), Senior Lender and each Junior Lender hereby consents to each Junior Lender's pledge (a "Pledge") of its respective Junior Loan and of the Separate Collateral to any entity which has extended a credit facility to such Junior Lender that is a Qualified Transferee or a financial institution whose long-term unsecured debt is rated at least "A" (or the equivalent) or better by each Rating Agency (a "Loan Pledgee"), on the terms and conditions set forth in this Section 16, it is also agreed that the sale by a Junior Lender of its respective Junior Loan to a Qualified Transferee and the simultaneous agreement by such Junior Lender to repurchase its Junior Loan under an arrangement documented as a repurchase agreement (the "Repo Agreement") shall qualify as a Pledge, provided all applicable terms and conditions of this subsection (a) are complied with; provided further that a Loan Pledgee which is not a Qualified Transferee may not take title to the Separate Collateral without a Rating Agency Confirmation. Upon written notice by a Junior Lender to Senior Lender and the other Junior Lenders that the Pledge has been effected, Senior Lender and each Junior Lender agrees to acknowledge receipt of such notice and thereafter agrees: (i) to give Loan Pledgee written notice of any default by the applicable Junior Lender under this Agreement of which default Senior Lender or such Junior Lender has actual knowledge; (ii) to allow Loan Pledgee a period of ten (10) days (in respect of a monetary default) and thirty (30) days (in respect of a non-monetary default) by the applicable Junior Lender in respect of its obligations to Senior Lender or such Junior Lender hereunder, but Loan Pledgee shall not be obligated to cure any such default; (iii) that no amendment or modification of this Agreement which adversely affects the rights or obligations of the Junior Lender which has made a Pledge to such Loan Pledgee, and no waiver or termination of any applicable Junior Lender's rights under this Agreement, shall be effective against Loan Pledgee without the written consent of Loan Pledgee, which consent shall not be unreasonably withheld; provided, however, the consent of the Loan Pledgee shall not be required unless the applicable Junior Lender's consent was required pursuant to the terms of this Agreement to effect such modification, waiver or termination; (iv) that Senior Lender shall give to Loan Pledgee copies of any Senior Loan Default Notice and each Junior Lender shall give to Loan Pledgee copies of any Junior Loan Default Notice issued by such Junior Lender simultaneously with the giving of same to the applicable Junior Lender and accept any cure thereof by Loan Pledgee made in accordance with the provisions of Section 12 of this Agreement as if such cure were made by the applicable Junior Lender; (v) that Senior Lender and each Junior Lender shall deliver to Loan Pledgee such estoppel certificate(s) as Loan Pledgee shall reasonably request, provided that any such estoppel certificate(s) shall be in the form contemplated by Section 19 or in such other form reasonably acceptable to Senior Lender and such Junior Lender; and (vi) that, upon written notice (a "Redirection Notice") to Senior Lender or a Junior Lender by Loan Pledgee that either (x) states that the pledging Junior Lender is in default, beyond applicable cure periods, under such Junior Lender's obligations to Loan Pledgee pursuant to the applicable credit agreement (or Repo Agreement) between such Junior Lender and Loan Pledgee (which notice need not be joined in or confirmed by such Junior Lender), or (y) is joined in or confirmed by such pledging Junior Lender countersigning the Redirection Notice, and until such Redirection Notice is withdrawn or rescinded by Loan Pledgee, Senior Lender and each Junior Lender shall remit to the applicable Loan Pledgee and not to the applicable Junior Lender, any payments that Senior Lender or a Junior Lender would otherwise be obligated to pay to such Junior Lender from time to time pursuant to this Agreement, any Senior Loan Document, any Junior Loan Document or any other agreement between Senior Lender or any Junior Lender that relates to the Senior Loan or a Junior Loan. Each Junior Lender hereby unconditionally and absolutely releases Senior Lender and the other Junior Lenders from any liability to such Junior Lender on account of Senior Lender's or a Junior Lender's compliance with any Redirection Notice believed by Senior Lender or a Junior Lender to have been delivered by such Junior Lender's Loan Pledgee. Loan

Pledgee shall be permitted to fully exercise its rights and remedies against the applicable Junior Lender, and realize on any and all collateral granted by the applicable Junior Lender to Loan Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law. In such event, the Senior Lender and each of the other Junior Lenders shall recognize Loan Pledgee (and any transferee which is also a Qualified Transferee at any foreclosure or similar sale held by Loan Pledgee or any transfer in lieu of such foreclosure), and its successors and assigns, as the successor to the applicable Junior Lender's rights, remedies and obligations under this Agreement and the Junior Loan Documents and any such Loan Pledgee or Qualified Transferee shall assume in writing (for the benefit of Senior Lender and the other Junior Lenders and their respective successors and assigns) the obligations of the applicable Junior Lender hereunder accruing from and after such Transfer and agrees to be bound by the terms and provisions hereof, it being agreed that, notwithstanding anything to the contrary contained herein, such Loan Pledgee shall not be required to so assume applicable Junior Lender's obligations hereunder prior to such realization on such collateral. The rights of Loan Pledgee under this Section 16 shall remain effective unless and until Loan Pledgee shall have notified the Senior Lender and Junior Lenders in writing that its interest in the applicable Junior Loan has terminated.

        (b)   Notwithstanding any provisions herein to the contrary, if a conduit ("Conduit") which is not a Qualified Transferee provides financing to Junior Lender, then such Conduit will be a permitted "Loan Pledgee" despite the fact it is not a Qualified Transferee if the following conditions are satisfied:

            (i)  the loan (the "Conduit Inventory Loan") made by the Conduit to the Junior Lender to finance the acquisition and holding of its interest in the Junior Lender's Junior Loan will require a third party (the "Conduit Credit Enhancer") to provide credit enhancement;

           (ii)  the Conduit Credit Enhancer and the administrator of the Conduit will be a Qualified Transferee;

          (iii)  the pledging Junior Lender will pledge (or sell, transfer or assign as part of a repurchase facility) its interest in the Junior Loan to the Conduit as collateral for the Conduit Inventory Loan;

          (iv)  the Conduit Credit Enhancer and the Conduit will agree that, if Junior Lender defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by Junior Lender, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the pledge of Junior Lender's interest in the Junior Loan to the Conduit Credit Enhancer; and

           (v)  unless the Conduit is in fact then a Qualified Transferee, the Conduit will not without obtaining a Rating Agency Confirmation from each Rating Agency have any greater right to acquire the interests in the Junior Loan pledged by the Junior Lender, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Transferee at a foreclosure sale conducted by a Loan Pledgee.

        Section 17.    Obligations Hereunder Not Affected.    (a) All rights, interests, agreements and obligations of Senior Lender and each Junior Lender under this Agreement shall remain in full force and effect irrespective of:

        (b)   any lack of validity or enforceability of any of the Senior Loan Documents or any of the Junior Loan Documents or any other agreement or instrument relating thereto;

        (c)   any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to or departure from any guaranty, for all or any portion of the Senior Loan or the Junior Loans;

        (d)   any manner of application of collateral, or proceeds thereof, to all or any portion of the Senior Loan or the Junior Loans, or any manner of sale or other disposition of any collateral for all or any portion of the Senior Loan or the Junior Loans or any other assets of Senior Borrower or Junior Borrowers or any other Affiliates of Senior Borrower or any Junior Borrower;

        (e)   any change, restructuring or termination of the ownership structure or existence of Borrower, Junior Borrowers or any other Affiliates of Senior Borrower; or

        (f)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, Senior Borrower, any Junior Borrower or a subordinated creditor or Senior Lender or any Junior Lender subject to the terms hereof.

        (g)   This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any portion of the Senior Loan or a Junior Loan is rescinded or must otherwise be returned by Senior Lender or a Junior Lender upon the insolvency, bankruptcy or reorganization of Senior Borrower or a Junior Borrower or otherwise, all as though such payment had not been made.

        Section 18.    Notices.    All notices, consents, approvals and requests (any of the foregoing, a "Notice") required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if (i) hand-delivered; (ii) sent by (A) certified or registered United States mail, postage prepaid, return receipt requested or (B) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (iii) sent by telecopier (with advice by telephone to recipient that a telecopy notice is forthcoming and a machine-generated confirmation of successful transmission), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

  To Senior Lender:

    JPMorgan Chase Bank, N.A.
    c/o Centerline Servicing Inc.
    5221 N. O'Connor Blvd., Suite 600
    Irving, Texas 75039
    Attention: John Roach
    Senior Vice President, Asset Management
    Facsimile No. (972) 868-5493

  With a copy to:

    Cadwalader, Wickersham & Taft LLP
    One World Financial Center
    New York, NY 10281
    Attention: Fredric L. Altschuler, Esq. and Steven M. Herman, Esq.
    Facsimile No.: (212) 504-6666

  To each of First Mezzanine Lender, Second Mezzanine Lender, Third
          Mezzanine Lender, Fourth Mezzanine Lender, Fifth Mezzanine Lender,
          Sixth Mezzanine Lender and Seventh Mezzanine Lender:

    JPMorgan Chase Bank, N.A.
    c/o Centerline Servicing Inc.
    5221 N. O'Connor Blvd., Suite 600
    Irving, Texas 75039
    Attention: John Roach
    Senior Vice President, Asset Management
    Facsimile No. (972) 868-5493

    With a copy to:

    Cadwalader, Wickersham & Taft LLP
    One World Financial Center
    New York, NY 10281
    Attention: Fredric L. Altschuler, Esq. and Steven M. Herman, Esq.
    Facsimile No.: (212) 504-6666

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender's receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

        Section 19.    Estoppel.    (a) Each Junior Lender shall, within ten (10) days following a request from Senior Lender or another Junior Lender, provide Senior Lender or such Junior Lender with a written statement setting forth the then current outstanding principal balance of the Junior Loan held by such Junior Lender, the aggregate accrued and unpaid interest under the Junior Loan held by such Junior Lender, and stating whether to such Junior Lender's knowledge any default or Event of Default exists under the Junior Loan held by such Junior Lender or this Agreement.

        (b)   Senior Lender shall, within ten (10) days following a request from a Junior Lender, provide such Junior Lender with a written statement setting forth the then current outstanding principal balance of the Senior Loan, the aggregate accrued and unpaid interest under the Senior Loan, and stating whether to Senior Lender's knowledge any default or Event of Default exists under the Senior Loan or this Agreement.

        (c)   Any statement provided pursuant to this Section 19 may be relied upon by any Loan Pledgee, any investor or participant in the Senior Loan or any Junior Loan, or any purchaser of the Senior Loan or any Junior Loan (or of any interest or a participation interest therein), but may not be relied upon by Senior Borrower, any Junior Borrower or any guarantor with respect to the Senior Loan or any Junior Loan.

        Section 20.    Further Assurances.    So long as all or any portion of the Senior Loan or any Junior Loan remains unpaid and any Senior Loan Document encumbers the Premises or a Junior Loan Document encumbers the Equity Collateral, Senior Lender and each Junior Lender shall each execute, acknowledge and deliver in recordable form and upon demand of the other, any other instruments or agreements reasonably required in order to carry out the provisions of this Agreement or to effectuate the intent and purposes hereof.

        Section 21.    No Third Party Beneficiaries; No Modification.    The parties hereto do not intend the benefits of this Agreement to inure to Senior Borrower, any Junior Borrower or any other Person other than the parties hereto and the successors and permitted assigns and a Loan Pledgee. This Agreement may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any change is sought. If any Certificates are outstanding, this Agreement will not be amended in any material respect unless a Rating Agency Confirmation has been obtained with respect to such amendment.

        Section 22.    Successors and Assigns.    This Agreement shall bind all successors and permitted assigns of each Junior Lender and Senior Lender and shall inure to the benefit of all successors and permitted assigns of Senior Lender and each Junior Lender.

        Section 23.    Counterpart Originals.    This Agreement may be executed in counterpart originals, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

        Section 24.    Governing Law; Waiver of Jury Trial.    THIS AGREEMENT AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

        Section 25.    Consents to Jurisdiction.    Each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in the borough of Manhattan in the city and county of New York, and any appellate court from any thereof, in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court.

        Section 26.    No Waiver by Senior Lender or Junior Lenders.    Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act by Senior Borrower or any Junior Lender, or any non-compliance of Senior Borrower or any Junior Lender with any agreement or obligation, regardless of any knowledge thereof which Senior Lender may have or with which Senior Lender may be charged; and no action of Senior Lender permitted hereunder shall in any way affect or impair the rights of Senior Lender and the obligations of Junior Lender under this Agreement. No delay on the part of Senior Lender in the exercise of any rights or remedies shall operate as a waiver thereof, and no single or partial exercise by Senior Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of Senior Lender. No Junior Lender shall be prejudiced in its rights under this Agreement by any act or failure to act by Senior Borrower or Senior Lender or any Junior Borrower or other Junior Lender, or any non-compliance of Senior Borrower or Senior Lender or any Junior Borrower or other Junior Lender with any agreement or obligation, regardless of any knowledge thereof which Junior Lender may have or with which Junior Lender may be charged; and no action of Junior Lender permitted hereunder shall in any way affect or impair the rights of such Junior Lender and the obligations of Senior Lender and any other Junior Lenders under this Agreement. No delay on the part of Junior Lender in the exercise of any rights or remedies shall operate as a waiver thereof, and no single or partial exercise by Junior Lender of any right or remedy shall preclude other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon Junior Lender except as expressly set forth in a writing duly signed and delivered on behalf of Junior Lender. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        Section 27.    No Joint Venture.    Nothing provided herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between or among any of the parties hereto.

        Section 28.    Captions.    The captions in this Agreement are inserted only as a matter of convenience and for reference, and are not and shall not be deemed to be a part hereof.

        Section 29.    Conflicts.    In the event of any conflict, ambiguity or inconsistency between the terms and conditions of this Agreement and the terms and conditions of any of the Senior Loan Documents or the Junior Loan Documents, the terms and conditions of this Agreement shall prevail, as between Senior Lender and each Junior Lender, but shall not inure to the benefit of Borrower or any Junior Borrower.

        Section 30.    No Release.    Nothing herein contained shall operate (a) to release Senior Borrower from (i) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the Senior Loan Documents or (ii) any liability of Senior Borrower under the Senior Loan Documents or (b) to release any Junior Borrower from (i) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the applicable Junior Loan Documents or (ii) any liability of a Junior Borrower under its respective Junior Loan Documents.

        Section 31.    Continuing Agreement.    This Agreement is a continuing agreement and shall remain in full force and effect until the earlier of (x) payment in full of the Senior Loan and all of the Junior Loans or (y) transfer of title to the Junior Lenders of their respective Separate Collateral (provided, however, in such instance this Agreement shall terminate with respect to any Junior Lender who acquires title to its respective Equity Collateral and any applicable Subordinate Junior Lenders) or (z) the transfer of all of the Premises by foreclosure of the Senior Loan Documents or the exercise of power of sale contained therein by deed-in-lieu of foreclosure; provided, however, that any rights or remedies of any party hereto arising out of any breach of any provision hereof occurring prior to the date of termination shall survive such termination. In the event the Senior Loan is repaid in full, (x) the Senior Junior Lender with the highest priority shall have the right to exercise all of the rights granted to Senior Lender pursuant to this Agreement and shall, from and after the repayment in full, be deemed to be the "Senior Lender" and to be the holder of the "Senior Loan" for all purposes without requiring the amendment of this Agreement, (y) references hereafter to the Senior Loan Agreement shall be deemed to be references to the First Mezzanine Loan Agreement and (z) references to "transfer of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure" (or words of similar import) shall be deemed to be references to transfer of the First Mezzanine Lender's Equity Collateral pursuant to any Equity Collateral Enforcement Action. Notwithstanding the foregoing provisions of this Section 31, in the event the Senior Loan or any Junior Loan is repaid in full, the Senior Lender or Junior Lender that was the holder of such repaid loan shall have no further rights under this Agreement, but this Agreement shall remain in effect as to any outstanding Junior Lender. Notwithstanding any termination of this Agreement with respect to any party hereto, each party hereto agrees that the restrictions regarding release of collateral set forth in Section 8 above shall remain enforceable with respect to any letter(s) of credit held by Senior Lender or any Junior Lender except as may be required pursuant to the Senior Loan Documents, the applicable Junior Loan Documents or applicable law.

        Section 32.    Severability.    In the event that any provision of this Agreement or the application hereof to any party hereto shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provisions to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

        Section 33.    Expenses.    (a) To the extent not paid by Senior Borrower or out of or from any collateral securing the Senior Loan which is realized by Senior Lender, each Junior Lender agrees upon demand to pay to Senior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which Senior Lender may incur in connection with the (i) exercise or enforcement of any of the rights of Senior Lender against such Junior Lender hereunder to the extent that Senior Lender is the prevailing party in any dispute with respect thereto or (ii) failure by such Junior Lender to perform or observe any of the provisions hereof.

        (b)   To the extent not paid by a Junior Borrower out of or from any collateral securing the related Junior Loan which is realized by the applicable Junior Lender, Senior Lender agrees upon demand to pay to such Junior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which such Junior Lender may incur in connection with the (i) exercise or enforcement of any of the rights of such Junior Lender against Senior Lender hereunder to the extent that such Junior Lender is the prevailing party in any dispute with respect thereto or (ii) failure by Senior Lender to perform or observe any of the provisions hereof.

        (c)   To the extent not paid by a Junior Borrower out of or from any collateral securing the related Junior Loan which is realized by the applicable Junior Lender, each other Junior Lender agrees upon demand to pay to such Junior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which such Junior Lender may incur in connection with the (i) exercise or enforcement of any of the rights of such Junior Lender against such other Junior Lender hereunder to the extent that such Junior Lender is the prevailing party in any dispute with respect thereto or (ii) failure by such other Junior Lender to perform or observe any of the provisions hereof.

        Section 34.    Injunction.    Each party to this Agreement acknowledges (and waives any defense based on a claim) that monetary damages are not an adequate remedy to redress a breach by the other hereunder and that a breach by any party hereunder would cause irreparable harm to any other party to this Agreement. Accordingly, each party to this Agreement agrees that upon a breach of this Agreement by any other party, the remedies of injunction, declaratory judgment and specific performance shall be available to such non-breaching party.

        Section 35.    Mutual Disclaimer.    (a) Senior Lender and the Junior Lenders are each sophisticated lenders and/or investors in real estate and their respective decision to enter into the Senior Loan and the Junior Loans is based upon their own independent expert evaluation of the terms, covenants, conditions and provisions of, respectively, the Senior Loan Documents and the Junior Loan Documents and such other matters, materials and market conditions and criteria which each of Senior Lender and the Junior Lenders deem relevant. Each of Senior Lender and each of the Junior Lenders has not relied in entering into this Agreement, and respectively, the Senior Loan, the Senior Loan Documents, the Junior Loans and the Junior Loan Documents upon any oral or written information, representation, warranty or covenant from any other party hereto (or any oral or written information, representation, warranty or covenant from any other party's representatives, employees, Affiliates or agents) other than the representations and warranties, if any, of such other party contained herein and therein. Each of Senior Lender and each of the Junior Lenders further acknowledges that no employee, agent or representative of the other has been authorized to make, and that each of Senior Lender and the Junior Lenders have not relied upon, any statements, representations, warranties or covenants other than those specifically contained in this Agreement. Without limiting the foregoing, each of Senior Lender and each of the Junior Lenders acknowledges that the other has made no representations or warranties as to the Senior Loan or the Junior Loans or the Premises except as set forth herein (including, without limitation, the cash flow of the Premises, the value, marketability, condition or future performance thereof, the existence, status, adequacy or sufficiency of the leases, the tenancies or occupancies of the Premises, or the sufficiency of the cash flow of the Premises, to pay all amounts which may become due from time to time pursuant to the Senior Loan or the Junior Loans).

        (b)   Each of Senior Lender and each of the Junior Lenders acknowledges that the Senior Loan, the Senior Loan Documents, each of the Junior Loans, and each of the Junior Loan Documents are distinct, separate transactions and loans, separate and apart from each other. Each of Senior Lender and each of the Junior Lenders acknowledges that the other are distinct separate lenders with distinct and separate loans with various rights and remedies with respect to the Premises which are not in all respects aligned.

        Section 36.    Indemnification.    Each Junior Lender shall, as to notices delivered by it, indemnify Senior Lender from and against any and all liabilities, obligations, losses, damages, penalties and expenses of any kind or nature whatever that may be imposed on, incurred by or asserted against Senior Lender in any manner relating to or arising out of Senior Lender's good faith reliance on any notice of default delivered by such Junior Lender to Senior Lender pursuant to which any excess cash flow that would otherwise be remitted to Senior Borrower pursuant to the Senior Loan Documents is instead transferred to such Junior Lender pursuant to the its respective Junior Loan Documents.

        Section 37.    Affiliated Mezzanine Lender.    (a) Notwithstanding anything in this Agreement to the contrary, in the event that at any time any Person who owns, directly or indirectly, more than 50% of an economic, legal or other beneficial interest in Senior Borrower or which has the power, directly or indirectly, to direct or cause the direction of the management or policies of Senior Borrower, is the direct or indirect holder of more than 25% of any Junior Loan, whether as a co-lender, participant or otherwise, or otherwise Controls such Junior Lender (an "Affiliate Junior Lender"), such Affiliate Junior Lender shall not be entitled to exercise (or to cause to be exercised, through the exercise of voting rights, contracts rights, or otherwise) any of the benefits, rights (including, but not limited to, consent and approval rights) or remedies otherwise available to such Junior Lender pursuant to this Agreement under Sections 6, 8, 10(b)-(d), 12(a)(i)-(ii), 12(b), 13, 15, 19(b) or 34 hereof or to make any Protective Advances pursuant to or in connection with the applicable Junior Loan Documents; provided, however, that such Affiliate Junior Lender shall otherwise in all events remain subject to and be bound by all of the duties, obligations, covenants, representations, warranties, restrictions, conditions and liabilities of a Junior Lender under this Agreement. Notwithstanding anything hereinto contrary, Junior Lender shall be permitted to (i) Transfer the applicable Junior Loan pursuant to and in accordance with the terms and provisions of Section 5, and (ii) modify the applicable Junior Loan Documents pursuant to and in accordance with the terms and provisions of Section 8(b) and 8(c).

        (b)   Each Affiliate Junior Lender shall also be subject to the following limitations and restrictions:

            (i)  so long as the Senior Loan Liabilities shall remain unsatisfied, such Affiliate Junior Lender shall not take any of the following actions (or cause, through the exercise of voting rights, contract rights or otherwise, any of the following actions to be taken):

            (A)  take, sue for, ask or demand from any Senior Junior Borrower or Senior Borrower any payment on account of the Junior Loan in which it has an interest; or

            (B)  commence any judicial or non-judicial action or proceeding to (I) collect the Rents, or (II) have a receiver appointed to collect the Rents or take any other actions with respect to the Premises;

            (C)  interfere with Senior Lender or any Senior Junior Lender in its administration and enforcement of the Senior Loan or the applicable Senior Junior Loan and their respective rights and remedies thereunder and pursuant to the Senior Loan Documents or the applicable Senior Junior Loan Documents;

            (D)  commence, prosecute or participate in any suit, action, case or proceeding against Senior Borrower or any Senior Junior Borrower in violation of the express provisions of this Agreement or violate any of the other express terms or provisions of this Agreement, and, in the event of any such violation, Senior Lender or such Senior Junior Lender may intervene and interpose such defense or plea as it shall elect, including that of bad faith filing by such Affiliate Junior Lender, and shall, in any event, be entitled to restrain such actions in the same suit, action, case or proceeding or in any independent suit, action, case or proceeding; or

            (E)  enforce against Senior Borrower or any Senior Junior Borrower any right of such Affiliate Junior Lender to approve, consent to or set standards with respect to (A) any lease for any portion of the Premises, (B) any operating or capital budget for the Premises, (C) any proposed alteration or modification of the Premises, or (D) any other matter relating to the operation, maintenance, management, repair and leasing of the Premises; and

           (ii)  such Affiliate Junior Lender shall not be entitled to (and hereby waives any right which it would otherwise have to require) promptness, diligence, notice of acceptance or any other notice with respect to the Senior Loan or any Senior Junior Loan, and Senior Lender or any Senior Junior Lender shall have no obligation to protect, secure, perfect or insure any security interest or lien on any property for the benefit of such Affiliate Junior Lender or exhaust any right or take any action against Senior Borrower or any Senior Junior Borrower or any other Person or property for the benefit of such Affiliate Junior Lender.

        (c)   Notwithstanding anything hereinto the contrary, an Affiliate Junior Lender may exercise its rights pursuant to Section 14 hereof so long as such Affiliate Junior Lender also pays as part of the Senior Junior Loan Purchase Price, any liquidated damage amount, any exit fees and any prepayment premiums, any spread maintenance or yield maintenance charges, any late charges or any default interest incurred or accrued with respect to each Senior Junior Loan.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, Senior Lender and the Junior Lenders have executed this Agreement as of the date and year first set forth above.

SENIOR LENDER:
JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America
By:
Name:
Title:
FIRST MEZZANINE LENDER:
JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America
By:
Name:
Title:
SECOND MEZZANINE LENDER:
JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America
By:
Name:
Title:

THIRD MEZZANINE LENDER:
JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America
By:
Name:
Title:
FOURTH MEZZANINE LENDER:
JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America
By:
Name:
Title:
FIFTH MEZZANINE LENDER:
JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America
By:
Name:
Title:

SIXTH MEZZANINE LENDER:
JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America
By:
Name:
Title:
SEVENTH MEZZANINE LENDER:
JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America
By:
Name:
Title:

SCHEDULE 1

BORROWERS

SENIOR BORROWER:

  1.
  301 HCR Properties of Oklahoma City (Northwest), LLC

  2.
  304 HCR Properties of Midwest City OK, LLC

  3.
  306 HCR Properties of Oklahoma City (Southwest), LLC

  4.
  307 HCR Properties of Tulsa OK, LLC

  5.
  503 HCR Properties-Stratford Hall of Richmond VA, LLC

  6.
  512 HCR Properties-Columbia SC, LLC

  7.
  526 HCR Properties-Lexington SC, LLC

  8.
  527 HCR Properties of Arlington VA, LLC

  9.
  531 HCR Properties-West Ashley-Charleston SC, LLC

  10.
  539 HCR Properties-Fair Oaks of Fairfax VA, LLC

  11.
  553 HCR Properties-Imperial of Richmond VA, LLC

  12.
  670 HCR Properties-Arden Courts of Annandale VA, LLC

  13.
  4015 HCR Properties-Charleston of Hanahan SC, LLC

  14.
  4031 HCR Properties-Oakmont of Union SC, LLC

  15.
  4032 HCR Properties-Oakmont East-Greenville SC, LLC

  16.
  4033 HCR Properties-Oakmont West-Greenville SC, LLC

  17.
  4071 HCR Properties-Medical Care Center-Lynchburg VA, LLC

  18.
  4074 HCR Properties of Alexandria VA, LLC

  19.
  HCR ManorCare Maryland Properties II, LLC

  20.
  HCR ManorCare Properties, LLC

  21.
  HCR ManorCare West Virginia Properties, LLC

FIRST MEZZANINE BORROWER:

  1.
  HCR I-A Properties, LLC

  2.
  HCR I-B Properties, LLC

SECOND MEZZANINE BORROWER:

  1.
  HCR II Properties, LLC

THIRD MEZZANINE BORROWER:

  1.
  HCR III Properties, LLC

FOURTH MEZZANINE BORROWER:

  1.
  HCR IV Properties, LLC

FIFTH MEZZANINE BORROWER:

  1.
  HCR V Properties, LLC

SIXTH MEZZANINE BORROWER:

  1.
  HCR VI Properties, LLC

SEVENTH MEZZANINE BORROWER:

  1.
  HCR VII Properties, LLC

each of the above, a Delaware limited liability company

QuickLinks

  Exhibit 10.31